                                                                     EXHIBIT 3.1

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                             OF CAREERBUILDER, INC.

         CareerBuilder, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Company"), does hereby certify:

         FIRST: That Article FOURTH of the Certificate of Incorporation of the Company is hereby amended to read as follows:

         FOURTH. The aggregate number of shares which the Company shall have authority to issue is 32,991,295 shares consisting of five classes of stock:
21,000,000 shares of Common Stock ($.001 par value per share); 1,562,500 shares of Class A Convertible Preferred Stock ($.001 par value per share); 2,151,420 shares of Class B Convertible Preferred Stock ($.001 par value per share); 3,188,889 shares of Class C Convertible Preferred Stock ($.001 par value per share); 2,045,785 shares of Class D Convertible Preferred Stock ($.001 par value per share); 1,024,351 shares of Class E Convertible Preferred Stock ($.001 par value per share) and 2,018,350 shares of Class F Convertible Preferred Stock ($.001 par value per share). Except as other provided by law or as set forth in this Amendment, each of the outstanding shares shall have one vote for the pupose of electing directors and for all other purposes, including but not limited to an equal participation in any dividends or other distribution by the Company. All other relative rights, preferences and limitations of the shares of each class of stock are set forth in Exhibit A attached hereto and incorporated herein by this reference.

         SECOND: That all stockholders of the Company entitled to vote on the matter contained in such Amendment have duly adopted such Amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, said Company has caused this certificate to be signed by its authorized officer, this 26th day of January, 1999.

                                       CAREERBUILDER, INC.


                                      By: /s/ Robert J. McGovern
                                          -------------------------------------
                                          Robert J. McGovern
                                          President

                            TERMS OF PREFERRED STOCK

                  I. Number of Shares. There shall be six classes of Preferred Stock. The Class A Convertible Preferred Stock shall consist of 1,562,500 shares, the Class B Convertible Preferred Stock shall consist of 2,151,420 shares, the Class C Convertible Preferred Stock shall consist of 3,188,889 shares, the Class D Convertible Preferred Stock shall consist of 2,045,785 shares, the Class E Convertible Preferred Stock shall consist of 1,024,351 shares and the Class F Convertible Preferred Stock shall consist of 2,018,350 shares. The Class A Convertible Preferred Stock, the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock, the Class D Convertible Preferred Stock, the Class E Convertible Preferred Stock and the Class F Convertible Preferred Stock shall sometimes be referred to herein collectively as the "Preferred Stock."

                  II.      Voting.

                           2A. General. Except as may be otherwise provided in
these terms of the Preferred Stock or by law, the Preferred Stock shall vote together with all other classes and class of stock of the Corporation as a single class on all actions to be taken by the stockholders of the Corporation, including, but not limited to actions amending the Certificate of Incorporation of the Corporation to increase the number of authorized shares of Common Stock. Each share of Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of Preferred Stock is then convertible.

                           2B. Board Size. The Corporation shall not, without
the written consent or affirmative vote of the holders of at least two-thirds of the then outstanding shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock, Class E Convertible Preferred Stock and Class F Convertible Preferred Stock consenting or voting (as the case may be) as a single class, given in writing or by vote at a meeting, increase the maximum number of directors constituting the Board of Directors to a number in excess of seven.

                           2C. Board Seats. So long as the outstanding Class A
Convertible Preferred Stock represents at least 10% of the outstanding Common Stock of the Corporation (assuming the conversion of all outstanding Preferred Stock), the holders of the Class A Convertible Preferred Stock, acting as a separate class, shall be entitled to elect one director of the Corporation. So long as the outstanding Class B Convertible Preferred Stock represents at least 5% of the outstanding Common Stock of the Corporation (assuming the conversion of all outstanding Preferred Stock), the holders of the Class B Convertible Preferred Stock, acting as a separate class, shall be entitled to elect one director of the Corporation (the "Class B Director"). So long as the outstanding Class C Convertible Preferred Stock represents at least 5% of the outstanding Common Stock of the Corporation (assuming the conversion of all outstanding Preferred Stock), the holders of the Class C Convertible Preferred Stock, acting as a separate class, shall be entitled to elect one director of the Corporation (the "Class C Director"). The holders of the Common Stock, acting as a separate class, shall be entitled to elect two directors of the Corporation. So long as Thomson U.S. Inc. ("TTC Ventures") owns, beneficially or of record, at least two percent (2%) of the outstanding Common Stock of the Corporation (assuming the conversion of all outstanding Preferred Stock), the holders of the Class D Convertible Preferred Stock (as adjusted in accordance with subparagraph 6F or 6G), acting as a separate class, shall be entitled to appoint one director of the Corporation (the "Class D Director") and such Class D Director shall be nominated and appointed by TTC Ventures on behalf of the holders of Class D Convertible Preferred Stock. So long as ADP, Inc. ("ADP") owns beneficially or of record, at least two percent (2%) of the outstanding Common Stock of the Corporation (assuming the conversion of all outstanding Preferred Stock) and there are shares of Class D Convertible Preferred Stock outstanding, the holders of the Class D Convertible Preferred Stock (as adjusted in accordance with subparagraph 6F or 6G), acting as a separate class, shall be entitled to appoint an additional director of the Corporation (the "Other Class D Director and together with the Class D Director, the "Class D Directors") and such Other Class D Director shall be nominated and appointed by ADP on behalf of the holders of Class D Convertible Preferred Stock. At any meeting (or in a written consent in lieu thereof) held for the purpose of electing directors, the presence in person or by proxy (or the written consent) of the holders of a majority of the shares of Class D Convertible Preferred Stock then outstanding shall constitute a quorum of the Class D Convertible Preferred Stock for the election of the director to be elected solely by the holders of the Class D Convertible Preferred Stock, the presence in person or by proxy (or the written consent) of the holders of a majority of the shares of Class C Convertible Preferred Stock then outstanding shall constitute a quorum of the Class C Convertible Preferred Stock for the election of the director to be elected solely by the holders of the Class C Convertible Preferred Stock, the presence in person or by proxy (or the written consent) of the holders of a majority of the shares of Class B Convertible Preferred Stock then outstanding shall constitute a quorum of the Class B Convertible Preferred Stock for the election of the director to be elected solely by the holders of the Class B Convertible Preferred Stock, and the presence in person or by proxy (or the written consent) of the holders of a majority of the shares of Class A Convertible Preferred Stock then outstanding shall constitute a quorum of the Class A Convertible Preferred Stock for the election of the director to be elected solely by the holders of the Class A Convertible Preferred Stock. A vacancy in any directorship elected by the holders of the Class A Convertible Preferred Stock, Class B Convertible Preferred Stock or Class C Convertible Preferred Stock shall be filled only by vote or written consent of the holders of the Class A Convertible Preferred Stock, Class B Convertible Preferred Stock or Class C Convertible Preferred Stock respectively; a vacancy in the directorship allocated to the holders of Class D Convertible Preferred Stock shall be filled only by the appointment by or written consent of TTC Ventures; a vacancy in the other directorship allocated to the holders of Class D Convertible Preferred Stock and nominated by ADP shall be filled only by the appointment by or written consent of ADP; and a vacancy in any directorship elected by the holders of the Common Stock shall be filled only by vote or written consent of the holders of the Common Stock.

                           2D. Board Observer. FBR Technology Venture Partners,
L.P. ("FBR") shall have the right to assign an observer to the Board of Directors of the Corporation to attend each meeting of the Board of Directors of the Corporation and each meeting of any Committee thereof. Each of GE Capital Equity Investments, Inc. ("GECE") and General Electric Pension Trust ("GEPT") shall have the right to assign an observer to the Board of Directors of the Corporation to attend each meeting of the Board of Directors of the Corporation and each meeting of any Committee thereof. Each person so designated by GECE and GEPT as an observer on its respective behalf shall be sent all materials provided to members of the Corporation's Board of Directors at the same time and in the same manner as the Corporation's Board of Directors.

                  III. Dividends. The holders of the Class A Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, (i) when and if declared by at least four members of the Board of Directors, or (ii) upon any liquidation, dissolution or winding up of the Corporation, quarterly dividends at the rate per annum of $0.0224 per share (the "Class A Accruing Dividends"). The holders of the Class B Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, (i) when and if declared by at least four members of the Board of Directors, or (ii) upon any liquidation, dissolution or winding up of the Corporation, quarterly dividends at the rate per annum of $0.0532 per share (the "Class B Accruing Dividends"). The holders of the Class C Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, (i) when and if declared by at least four members of the Board of Directors, or (ii) upon any liquidation, dissolution or winding up of the Corporation, quarterly dividends at the rate per annum of $0.1008 per share (the "Class C Accruing Dividends"). The holders of the Class D Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, (i) when and if declared by at least four members of the Board of Directors, or (ii) upon any liquidation, dissolution or winding up of the Corporation, quarterly dividends at the rate per annum of $0.2499 per share (the "Class D Accruing Dividends"). The holders of the Class E Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, (i) when and if declared by at least four members of the Board of Directors, or (ii) upon any liquidation, dissolution or winding up of the Corporation, quarterly dividends at the rate per annum of $0.3451 per share (the "Class E Accruing Dividends"). The holders of the Class F Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, (i) when and if declared by at least four members of the Board of Directors, or (ii) upon any liquidation, dissolution or winding up of the Corporation, quarterly dividends at the rate per annum of $0.3850 per share (the "Class F Accruing Dividends"). The Class A Accruing Dividends, the Class B Accruing Dividends, and the Class C Accruing Dividends, the Class D Accruing Dividends, the Class E Accruing Dividends and the Class F Accruing Dividends are sometimes referred to herein collectively as the "Accruing Dividends." Accruing Dividends shall accrue from day to day, whether or not earned or declared, and shall be cumulative. No dividend shall be paid on the Preferred Stock, other than Accruing Dividends, or on the Common Stock, other than pursuant to Section 5D herein.

                  IV.      Liquidation.

                           4A. Upon any liquidation, dissolution or winding up
of the Corporation, whether voluntary or involuntary, the holders of the shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock, Class E Convertible Preferred Stock and Class F Convertible Preferred Stock shall first be entitled, before any distribution or payment is made upon any stock ranking on liquidation junior to the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock, the Class D Convertible Preferred Stock, the Class E Convertible Preferred Stock and the Class F Convertible Preferred Stock, to be paid an amount equal to $0.76, $1.44, $3.57, $4.93 and $5.45 per share, respectively, plus, in the case of each share of Class B Convertible Preferred Stock, an amount equal to all Class B Accruing Dividends unpaid thereon (whether or not declared) and any other dividends declared but unpaid thereon, in the case of each share of Class C Convertible Preferred Stock, an amount equal to all Class C Accruing Dividends unpaid thereon (whether or not declared) and any other dividends declared but unpaid thereon, in the case of each share of Class D Convertible Preferred Stock, an amount equal to all Class D Accruing Dividends unpaid thereon (whether or not declared) and any other dividends declared but unpaid thereon, in the case of each share of Class E Convertible Preferred Stock, an amount equal to all Class E Accruing Dividends unpaid thereon (whether or not declared) and any other dividends declared but unpaid thereon, in the case of each share of Class F Convertible Preferred Stock, an amount equal to all Class F Accruing Dividends unpaid thereon (whether or not declared) and any other dividends declared but unpaid thereon, computed to the date payment thereof is made available, such amount payable with respect to one share of Class B Convertible Preferred Stock being sometimes referred to as the "Class B Liquidation Preference Payment," such amount payable with respect to one share of Class C Convertible Preferred Stock being sometimes referred to as the "Class C Liquidation Preference Payment," such amount payable with respect to one share of Class D Convertible Preferred Stock being sometimes referred to as the "Class D Liquidation Preference Payment," such amount payable with respect to one share of Class E Convertible Preferred Stock being sometimes referred to a the "Class E Liquidation Preference Payment," such amount payable with respect to one share of Class F Convertible Preferred Stock being sometimes referred to as the "Class F Liquidation Preference Payment," and with respect to all shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock, Class E Convertible Preferred Stock and Class F Convertible Preferred Stock being sometimes referred to as the "Classes B, C, D, E and F Liquidation Preference Payments." If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock, Class E Convertible Preferred Stock and Class F Convertible Preferred Stock shall be insufficient to permit payment in full to the holders of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock, Class E Convertible Preferred Stock and Class F Convertible Preferred Stock of the Classes B, C, D, E and F Liquidation Preference Payments, then the entire assets of the Corporation to be so distributed shall be distributed ratably, on an as-converted basis, among the holders of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock, Class E Convertible Preferred Stock and Class F Convertible Preferred Stock.

                           4B. Upon any liquidation, dissolution or winding up
of the Corporation, whether voluntary or involuntary, after the holders of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock, Class E Convertible Preferred Stock and Class F Convertible Preferred Stock shall have been paid in full the amounts to which they shall be entitled pursuant to paragraph 4A, the holders of the shares of Class A Convertible Preferred Stock shall then be entitled, before any distribution or payment is made upon any stock ranking in liquidation junior to the Class A Convertible Preferred Stock, to be paid an amount equal to $0.32 per share plus, in the case of each share, an amount equal to all Class A Accruing Dividends unpaid thereon (whether or not declared) computed to the date payment thereof is made available, such amount payable with respect to one share of Class A Convertible Preferred Stock being sometimes referred to as the "Class A Liquidation Preference Payment" and with respect to all shares of Class A Convertible Preferred Stock being sometimes referred to as the "Class A Liquidation Preference Payments." The Class A Liquidation Preference Payments and the Classes B, C, D, E and F Liquidation Preference Payments are sometimes referred to herein collectively as the "Liquidation Preference Payments." If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Class A Convertible Preferred Stock shall be insufficient to permit payment in full to the holders of Class A Convertible Preferred Stock of the Class A Liquidation Preference Payments, then the entire remaining assets of the Corporation to be so distributed shall be distributed ratably among the holders of Class A Convertible Preferred Stock.

                           4C. Upon any such liquidation, dissolution or winding
up of the Corporation, immediately after the holders of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock, Class E Convertible Preferred Stock, Class F Convertible Preferred Stock and Class A Convertible Preferred Stock shall have been paid in full their respective Liquidation Preference Payments, the remaining net assets of the Corporation available for distribution shall be distributed ratably among the holders of Preferred Stock and Common Stock (with each share of Preferred Stock being deemed, for such purpose, to be equal to the number of shares of Common Stock (including fractions of a share) into which such share of Preferred Stock is convertible immediately prior to the close of business on the business day fixed for such distribution). Unless otherwise agreed by holders of at least two-thirds of the Class B Convertible Preferred Stock and the Class C Convertible Preferred Stock, each acting as a separate class, and a majority of the Class D Convertible Preferred Stock and at least forty percent (40%) of each of the Class E Convertible Preferred Stock and the Class F Convertible Preferred Stock then outstanding, each acting as a separate class, the consolidation or merger of the Corporation into or with any other entity or entities which results in the exchange of outstanding shares of the Corporation for cash or marketable securities issued or paid or caused to be issued or paid by any such entity or affiliate thereof (other than a merger to reincorporate the Corporation in a different jurisdiction), and the sale, lease, abandonment, transfer or other disposition by the Corporation of all or substantially all its assets (each such event a "Liquidity Event"), shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of the provisions of this paragraph 4.

                           4D. Written notice of such liquidation, dissolution
or winding up, stating a payment date, the amount of the Liquidation Preference Payments and the place where said Liquidation Preference Payments shall be payable, shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, not less than 20 days prior to the payment date stated therein, to the holders of record of Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. For purposes hereof, the Common Stock shall rank on liquidation junior to the Class A Convertible Preferred Stock, the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock, the Class D Convertible Preferred Stock, the Class E Convertible Preferred Stock and the Class F Convertible Preferred Stock.

                  V. Restrictions. At any time when shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock, Class E Convertible Preferred Stock and Class F Convertible Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Certificate of Incorporation, and in addition to any other vote required by law or the Certificate of Incorporation, without the approval of the holders of at least a majority of the then outstanding shares of the Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, the Class D Convertible Preferred Stock and at least forty percent (40%) of each of the Class E Convertible Preferred Stock and the Class F Convertible Preferred Stock then outstanding, consenting or voting (as the case may be) as separate classes, given in writing or by vote at a meeting, the Corporation will not:

                           5A. Create or authorize the creation of any
additional class or series of shares of stock unless the same ranks junior to the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock, the Class D Convertible Preferred Stock, the Class E Convertible Preferred Stock and the Class F Convertible Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, redemption and the payment of dividends, or increase the authorized amount of the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock, the Class D Convertible Preferred Stock, the Class E Convertible Preferred Stock or the Class F Convertible Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock, the Class D Convertible Preferred Stock, the Class E Convertible Preferred Stock and the Class F Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, redemption and the payment of dividends, or create or authorize any obligation or security convertible into shares of Class B Convertible

Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock, Class E Convertible Preferred Stock or the Class F Convertible Preferred Stock or into shares of any other class or series of stock unless the same ranks junior to the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock, the Class D Convertible Preferred Stock, the Class E Convertible Preferred Stock and the Class F Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, redemption and the payment of dividends, whether any such creation, authorization or increase shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise.

                           5B. Notwithstanding any other provisions herein,
consent to any Liquidity Event, unless such action would result in the receipt of consideration that would result in an annualized rate of return of at least 30% on the initial investment of the holders of each of the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock, the Class D Convertible Preferred Stock, the Class E Convertible Preferred Stock and the Class F Convertible Preferred Stock, calculated on a class by class basis. As used in the previous sentence, "consideration" means cash or marketable securities. For any publicly traded securities, the value shall be deemed to be the average of the closing prices or closing bid or sale prices (whichever is applicable) over the thirty-day period ending three (3) days prior to the closing of the Liquidity Event. If there is no active public market for the securities, the value shall be the fair market value of such securities as mutually determined by the Corporation and the holders of at least a majority of the voting power of each class of the then outstanding shares of Convertible Preferred Stock, voting on a class by class basis. In the event that no agreement can be reached by the parties as to valuation of such consideration, each of the Corporation and the holders of Convertible Preferred Stock shall have three (3) days to designate in writing one person or entity, and such designated persons shall have five (5) days to choose an independent appraiser, who shall then, within five (5) days, make a determination as to the valuation of consideration that shall be final and binding upon all parties. All costs incurred as a result of such appraisal shall be borne by the Corporation;

                           5C. Amend, alter or repeal its Certificate of
Incorporation or By-Laws if the effect would be materially detrimental or adverse in any manner with respect to the rights of the holders of the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock, the Class D Convertible Preferred Stock, the Class E Convertible Preferred Stock and/or the Class F Convertible Preferred Stock;

                           5D. Purchase or set aside any sums for the purchase
of, or pay any dividend or make any distribution on, any shares of stock other than the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock, the Class D Convertible Preferred Stock, the Class E Convertible Preferred Stock and the Class F Convertible Preferred Stock, except for (i) Class A Accruing Dividends, (ii) dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock, and (iii) the purchase of shares of Common Stock from former employees of the Corporation who acquired such shares directly from the Corporation, if each such purchase is made pursuant to contractual rights held by the Corporation relating to the termination of employment of such former employee and the purchase price (except in the case of agreements executed prior to July 12, 1996) does not exceed the original issue price paid by such former employee to the Corporation for such shares; or

                           5E. Redeem or otherwise acquire any shares of Class B
Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock, Class E Convertible Preferred Stock and Class F Convertible Preferred Stock except as expressly authorized in paragraph 7 hereof or pursuant to a purchase offer made on a pro rata basis on such date to all holders of the shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock, Class E Convertible Preferred Stock and Class F Convertible Preferred Stock.

                  VI. Conversions. The holders of shares of Preferred Stock shall have the following conversion rights:

                           6A. Right to Convert. Subject to the terms and
conditions of this paragraph 6, the holder of any share or shares of Preferred Stock shall have the right, at its option at any time, to convert any such shares of Preferred Stock into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Preferred Stock so to be converted by the Original Purchase Price of such share (which shall be $0.32 in the case of the Class A Convertible Preferred Stock, $.76 in the case of Class B Convertible Preferred Stock, $1.44 in the case of Class C Convertible Preferred Stock, $3.57 in the case of Class D Convertible Preferred Stock, $4.93 in the case of Class E Convertible Preferred Stock and $5.45 in the case of Class F Convertible Preferred Stock) and (ii) dividing the result by the Original Purchase Price of such share or, in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 6, then by the conversion price as last adjusted and in effect at the date any share or shares of Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the "Conversion Price," with respect to the Class B Convertible Preferred Stock, the "Class B Conversion Price," with respect to the Class C Convertible Preferred Stock, the "Class C Conversion Price," with respect to the Class D Convertible Preferred Stock, the "Class D Conversion Price," with respect to the Class E Convertible Preferred Stock, the "Class E Conversion Price" and with respect to the Class F Convertible Preferred Stock, the "Class F Conversion Price"). Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

                           6B. Issuance of Certificates; Time Conversion
Effected. Promptly after the receipt of the written notice referred to in subparagraph 6A and surrender of the certificate or certificates for the share or shares of Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

                           6C. Fractional Shares; Dividends; Partial Conversion.
No fractional shares shall be issued upon conversion of Preferred Stock into Common Stock. No payment or adjustment shall be made for any cash dividends upon the Common Stock issued as a result of a conversion. At the time of each conversion, the Corporation shall pay in cash an amount equal to all dividends, excluding Accruing Dividends, accrued and unpaid on the shares of Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in subparagraph 6B. In case the number of shares of Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 6A exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this subparagraph 6C, be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

                           6D. Adjustment of Price Upon Issuance of Common
Stock. Except as provided in subparagraph 6E, if and whenever the Corporation shall issue or sell, or is, in accordance with subparagraphs 6D(1) through 6D(7), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than (i) the Class B Conversion Price in effect immediately prior to the time of such issue or sale, (ii) the Class C Conversion Price in effect immediately prior to the time of such issue or sale, (iii) the Class D Conversion Price in effect immediately prior to the time of such issue or sale, (iv) the Class E Conversion Price in effect immediately prior to the time of such issue or sale or (v) the Class F Conversion Price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Class B Conversion Price, the Class C Conversion Price, the Class D Conversion Price, the Class E

Conversion Price and/or the Class F Conversion Price, as the case may be, shall be reduced to the price determined by dividing (i) an amount equal to the sum of
(a) the number of shares of Common Stock outstanding or deemed outstanding immediately prior to such issue or sale multiplied by the then existing Class B Conversion Price, the then existing Class C Conversion Price, the then existing Class D Conversion Price, the then existing Class E Conversion Price or the then existing Class F Conversion Price, as the case may be, and (b) the consideration, if any, received by the Corporation upon such issue or sale, by
(ii) the total number of shares of Common Stock outstanding or deemed outstanding immediately after such issue or sale.

         For purposes of this subparagraph 6D, the following subparagraphs 6D(1) to 6D(7) shall also be applicable:

                           6D(1) Issuance of Rights or Options. In case at any
time the Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Class B Conversion Price, the Class C Conversion Price, the Class D Conversion Price, the Class E Conversion Price and/or the Class F Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in this subparagraph or in subparagraph 6D(3), no adjustment of the Class B Conversion Price, the Class C Conversion Price, the Class D Conversion Price, the Class E Conversion Price and/or the Class F Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                           6D(2) Issuance of Convertible Securities. In case the
Corporation shall in any manner issue (whether directly or by assumption in a merger or other-wise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Class B Conversion Price, the Class C Conversion Price, the Class D Conversion Price, the Class E Conversion Price and/or the Class F Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (a) except as otherwise provided in subparagraph 6D(3), no adjustment of the Class B Conversion Price, the Class C Conversion Price, the Class D Conversion Price, the Class E Conversion Price and/or the Class F Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Class B Conversion Price and/or the Class C Conversion Price and/or the Class D Conversion Price and/or the Class E Conversion Price and/or the Class F Conversion Price have been or are to be made pursuant to other provisions of this subparagraph or subparagraph 6D, no further adjustment of the Class B Conversion Price, the Class C Conversion Price, the Class D Conversion Price, the Class E Conversion Price and/or the Class F Conversion Price shall be made by reason of such issue or sale.

                           6D(3) Change in Option Price or Conversion Rate. Upon
the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subparagraph 6D(1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph 6D(1) or 6D(2), or the rate at which Convertible Securities referred to in subparagraph 6D(1) or 6D(2) are convertible into or exchangeable for Common Stock shall change at any time (other than changes under or by reason of provisions designed to protect against dilution), the Class B Conversion Price, the Class C Conversion Price, the Class D Conversion Price, the Class E Conversion Price and/or the Class F Conversion Price in effect at the time of such event shall forthwith be readjusted to the Class B Conversion Price, Class C Conversion Price, the Class D Conversion Price, the Class E Conversion Price or the Class F Conversion Price, as the case may be, which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment the Class B Conversion Price, the Class C Conversion

Price, the Class D Conversion Price, the Class E Conversion Price and/or the Class F Conversion Price then in effect hereunder is thereby reduced; and on the termination or expiration of any such Option or any such right to convert or exchange such Convertible Securities, the Class B Conversion Price, the Class C Conversion Price, the Class D Conversion Price, the Class E Conversion Price and/or the Class F Conversion Price then in effect hereunder shall forthwith be increased to the Class B Conversion Price, Class C Conversion Price, the Class D Conversion Price, the Class E Conversion Price or Class F Conversion Price, as the case may be, which would have been in effect at the time of such termination or expiration had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination or expiration, never been issued.

                           6D(4) Stock Dividends. In case the Corporation shall
declare a dividend or make any other distribution upon any stock of the Corporation (other than the Common Stock) payable in Common Stock, Options or Convertible Securities, then any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                           6D(5) Consideration for Stock. In case any shares of
Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

                           6D(6) Record Date. In case the Corporation shall take
a record of the holders of its Common Stock for the purpose of entitling them
(i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                           6D(7) Treasury Shares. The number of shares of Common
Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purpose of this subparagraph 6D.

                           6E. Certain Issues of Common Stock Excepted. Anything
herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Class B Conversion Price, the Class C Conversion Price, the Class D Conversion Price, the Class E Conversion Price or the Class F Conversion Price in the case of the issuance from and after the date of filing of these terms of the Preferred Stock of up to an aggregate of 2,100,000 shares (appropriately adjusted to reflect the occurrence of any event described in subparagraphs 6F or 6G) (the "Reserved Shares") of Common Stock to directors, officers, employees or consultants of the Corporation in connection with their service as directors of the Corporation, less the number of shares issued pursuant to subscriptions, warrants, options, convertible securities, or other rights outstanding on the date hereof, their employment by the Corporation or their retention as consultants by the Corporation (provided that the number of Reserved Shares may be increased with the approval of a majority of the Board of Directors.

                           6F. Subdivision or Combination of Common Stock. In
case the Corporation shall at any time subdivide (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares (by reverse stock split or otherwise), the Conversion Price in effect immediately prior to such combination shall be proportionately increased. In the case of any such subdivision, no further adjustment shall be made pursuant to subparagraph 6D by reason thereof.

                           6G. Reorganization or Reclassification. If any
capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

                           6H. Notice of Adjustment. Upon any adjustment of the
Conversion Price, then and in each such case the Corporation shall give written notice thereof, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of shares of Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

                           6I. Other Notices. In case at any time:

                                            (1) the Corporation shall declare
any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

                                            (2) the Corporation shall offer for
subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                                            (3) there shall be any capital
reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into another entity or entities, or a sale, lease, abandonment, transfer or other disposition of all or substantially all its assets; or

                                            (4) there shall be a voluntary or
involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of any shares of Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 20 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for deter-mining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up and (b) in the case of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, as the case may be.

                           6J. Stock to be Reserved. The Corporation will at all
times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be required to assure that the par value per share of the Common Stock is at all times equal to or less than the Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Certificate of Incorporation.

                           6K. Non-reissuance of Preferred Stock. Shares of
Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

                           6L. Issue Tax. The issuance of certificates for
shares of Common Stock upon conversion of Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Preferred Stock which is being converted.

                           6M. Closing of Books. The Corporation will at no time
close its transfer books against the transfer of any Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Preferred Stock in any manner which interferes with the timely conversion of such Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

                           6N. Definition of Common Stock. As used in this
paragraph 6, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, par value $.001 per share, as constituted on the date of filing of these terms of the Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 6G.

                           6O. Mandatory Conversion. If at any time (i) the
Corporation shall effect a firm commitment underwritten public offering of shares of Common Stock in which (A) the aggregate price paid for such shares by the public shall be at least $30,000,000 and (B) the price paid by the public for such shares shall be at least $7.00 per share (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F), or (ii) a Liquidity Event shall occur in which (a) the holders of shares of any class of Preferred Stock would receive consideration for all of such shares (as if converted to Common Stock) of at least $1.28 for (i) each share of Class A Convertible Preferred Stock or (ii) all shares of Common Stock into which such share of Class A Convertible Preferred Stock is convertible; at least $3.04 for
(i) each share of Class B Convertible Preferred Stock or (ii) all shares of Common Stock into which such share of Class B Convertible Preferred Stock is convertible; at least $5.76 for (i) each share of Class C Convertible Preferred Stock or (ii) all shares of Common Stock into which such share of Class C Convertible Preferred Stock is convertible; at least $6.03 per share for (i) each share of Class D Convertible Preferred Stock or (ii) all shares of Common Stock into which such share of Class D Convertible Preferred Stock is convertible; or at least $6.03 per share for (i) each share of Class E Convertible Preferred Stock or (ii) all shares of Common Stock into which such share of Class E Convertible Preferred Stock is convertible; at least $6.03 per share for (i) each share of Class F Convertible Preferred Stock or (ii) all shares of Common Stock into which such share of Class F Convertible Preferred Stock is convertible, then effective upon the closing of the sale of such shares by the Corporation pursuant to such public offering or immediately prior to the occurrence of such Liquidity Event, as the case may be, all outstanding shares of Preferred Stock (in the case of a public offering) or such class of Preferred Stock (in the case of a Liquidity Event) shall automatically convert to shares of Common Stock on the basis set forth in this paragraph 6. Holders of shares of Preferred Stock so converted may deliver to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to such holders) during its usual business hours, the certificate or certificates for the shares so converted. As promptly as practicable thereafter, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of whole shares of Common Stock to which such holder is entitled, together with any cash dividends and payment in lieu of fractional shares to which such holder may be entitled pursuant to subparagraph 6C. Until such time as a holder of shares of Preferred Stock shall surrender his or its certificates therefor as provided above, such certificates shall be deemed to represent the shares of Common Stock to which such holder shall be entitled upon the surrender thereof.

                  VII. Redemption. The shares of Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock, the Class D Convertible Preferred Stock, the Class E Convertible Preferred Stock and the Class F Convertible Preferred Stock shall be redeemed as follows:

                           7A. Mandatory Redemption. On September 11, 2002, and
on each of the next two anniversaries thereafter (the "Redemption Dates," and each a "Redemption Date"), the Corporation shall redeem any outstanding shares of Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock, the Class D

Convertible Preferred Stock, the Class E Convertible Preferred Stock and the Class F Convertible Preferred Stock according to the percentages listed below:

Date of Redemption                             Percentage of Shares of Class B
                                               Convertible Preferred Stock,
                                               Class C Convertible Preferred
                                               Stock, Class D Convertible
                                               Preferred Stock, Class E
                                               Convertible Preferred Stock and
                                               Class F Convertible Preferred
                                               Stock then Outstanding to be
                                               Redeemed
September 11, 2002                             33-1/3% of all the shares of
                                               Class B Convertible Preferred
                                               Stock, Class C Convertible
                                               Preferred Stock, Class D
                                               Convertible Preferred Stock,
                                               Class E Convertible Preferred
                                               Stock and Class F Convertible
                                               Preferred Stock outstanding on
                                               September 11, 2002
September 11, 2003                             50% of all the shares of Class B
                                               Convertible Preferred Stock,
                                               Class C Convertible Preferred
                                               Stock, Class D Convertible
                                               Preferred Stock, Class E
                                               Convertible Preferred Stock and
                                               Class F Convertible Preferred
                                               Stock outstanding on September
                                               11, 2003
September 11, 2004                             100% of all the shares of Class B
                                               Convertible Preferred Stock,
                                               Class C Convertible Preferred
                                               Stock, Class D Convertible
                                               Preferred Stock, Class E
                                               Convertible Preferred Stock and
                                               Class F Convertible Preferred
                                               Stock outstanding on September
                                               11, 2004


                           7B. Redemption Price and Payment. The shares of Class
B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock, Class E Convertible Preferred Stock and Class F Convertible Preferred Stock to be redeemed on any Redemption Date shall be redeemed by paying for each share in cash an amount equal to $0.76, $1.44, $3.57, $4.93 and $5.45 per share (appropriately adjusted to reflect the occurrence of any event described in subparagraphs 6F or 6G), respectively, plus, in the case of each share, an amount equal to all dividends, excluding Accruing Dividends, declared but unpaid thereon, computed to such Redemption Date, such amount being referred to as the "Redemption Price." Such payment shall be made in full on the applicable Redemption Date to the holders entitled thereto.

                           7C. Redemption Mechanics. At least 20 but not more
than 30 days prior to each Redemption Date, written notice (the "Redemption Notice") shall be given by the Corporation by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, to each holder of record (at the close of business on the business day next preceding the day on which the Redemption Notice is given) of shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock, Class E Convertible Preferred Stock and Class F Convertible Preferred Stock notifying such holder of the redemption and specifying the Redemption Price, such Redemption Date, the number of shares of Class B Convertible

Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock, Class E Convertible Preferred Stock and/or Class F Convertible Preferred Stock to be redeemed from such holder (computed on a pro rata basis in accordance with the number of such shares held by all holders thereof) and the place where said Redemption Price shall be payable. The Redemption Notice shall be addressed to each holder at his address as shown by the records of the Corporation. From and after the close of business on a Redemption Date, unless there shall have been a default in the payment of the Redemption Price, all rights of holders of shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock, Class E Convertible Preferred Stock and Class F Convertible Preferred Stock (except the right to receive the Redemption Price) shall cease with respect to the shares to be redeemed on such Redemption Date, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of the Corporation legally available for redemption of shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock, Class E Convertible Preferred Stock and Class F Convertible Preferred Stock on a Redemption Date are insufficient to redeem the total number of shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock, Class E Convertible Preferred Stock and Class F Convertible Preferred Stock to be redeemed on such Redemption Date, the holders of such shares shall share ratably in any funds legally available for redemption of such shares according to the respective amounts which would be payable to them if the full number of shares to be redeemed on such Redemption Date were actually redeemed. The shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock, Class E Convertible Preferred Stock and Class F Convertible Preferred Stock required to be redeemed but not so redeemed shall remain outstanding and entitled to all rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of such shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock, Class E Convertible Preferred Stock and Class F Convertible Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available, on the basis set forth above.

                           7D. Redeemed or Otherwise Acquired Shares to be
Retired. Any shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock, Class E Convertible Preferred Stock and Class F Convertible Preferred Stock redeemed pursuant to this paragraph 7 or otherwise acquired by the Corporation in any manner whatsoever shall be canceled and shall not under any circumstances be reissued; and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce accordingly the number of authorized shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock, Class E Convertible Preferred Stock and Class F Convertible Preferred Stock.

                           7E. Delay of Redemption. Notwithstanding paragraph 7A
hereof, the Corporation shall not be required to redeem any shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock, Class E Convertible Preferred Stock and Class F Convertible Preferred Stock on any Redemption Date if the cost to the Corporation of such redemption would be greater than one-half of the Corporation's available average cash (including cash equivalents and to the extent not prohibited by the Delaware General Corporate Law, marketable securities) working capital balance for the quarter immediately preceding such Redemption Date. If a redemption is delayed pursuant to this Paragraph 7E, the Corporation shall redeem the shares to be so redeemed within 120 days of such Redemption Date.

                  VIII Amendments. No provision of these terms of the Preferred Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least two-thirds of the then outstanding shares of Class B Convertible Preferred Stock and Class C Convertible Preferred Stock and at least a majority of the then outstanding shares of Class D Convertible Preferred Stock and at least forty percent (40%) of each of the Class E Convertible Preferred Stock and the Class F Convertible Preferred Stock then outstanding; provided, however, that so long as TTC Ventures holds at least two percent (2%) of the outstanding shares of Common Stock of the Corporation(assuming the conversion of all outstanding Preferred Stock), no amendment shall be made to the provisions of Section 2C relating to the representation of the holders of Class D Convertible Preferred Stock without the consent of TTC Ventures and that so long as ADP holds at least two percent (2%) of the outstanding shares of Common Stock of the Corporation (assuming the conversion of all outstanding Preferred Stock), no amendment shall be made to the provisions of the sixth sentence of Section 2C relating to the representation of the holders of Class D Convertible Preferred Stock without the consent of ADP; provided further, however, that so long as FBR holds at least two percent (2%) of the outstanding shares of Common Stock of the Corporation (assuming the conversion of all outstanding Preferred Stock), no amendment shall be made to the provisions of Section 2D relating to the board observer rights of the holders of Class E Convertible Preferred Stock without the consent of FBR and, that so long as GECE and/or GEPT together or individually hold, in the aggregate, at least 250,000 shares of the Class F Convertible Preferred Stock or the amount of Common Stock into which such shares of Class F Convertible Preferred Stock is convertible, no amendment shall be made to the provisions of
Section 2D relating to the board observer rights of the holders of Class F Convertible Preferred Stock without the consent of GECE and GEPT.

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                               CAREERBUILDER, INC.

                             PURSUANT TO SECTION 242



         CareerBuilder, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Company"), does hereby certify:

         FIRST: That Article FOURTH of the Certificate of Incorporation of the Company shall remain in the form in which it was most recently filed, except that the following sentence shall be added as the final sentence to Article
FOURTH: "The following sentence shall be appended as the final sentence to
Article III of the description of other relative rights, preferences and limitations of the shares of each class of stock attached hereto as Exhibit A:
'Further, no cash dividend shall be paid on the Preferred Stock or Common Stock, including the Accruing Dividends, until any outstanding indebtedness by the Corporation to PNC Bank, N.A. or any successor to PNC Bank, N.A. is paid in full.' "

         SECOND: That an appropriate number of stockholders of the Company entitled to vote on the matter contained in such Amendment have duly adopted such Amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the Company has caused this certificate to be signed by its authorized officer, this 29th day of December, 1998.

                                        CAREERBUILDER, INC.



                                        By: /s/ Robert J. McGovern
                                            -----------------------------------
                                            Robert J. McGovern
                                            President

                            TERMS OF PREFERRED STOCK

                  I. Number of Shares. There shall be five classes of Preferred Stock. The Class A Convertible Preferred Stock shall consist of 1,562,500 shares, the Class B Convertible Preferred Stock shall consist of 2,151,420 shares, the Class C Convertible Preferred Stock shall consist of 3,188,889 shares, the Class D Convertible Preferred Stock shall consist of 2,045,785 shares and the Class E Convertible Preferred Stock shall consist of 1,024,351 shares. The Class A Convertible Preferred Stock, the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock, the Class D Convertible Preferred Stock and the Class E Convertible Preferred shall sometimes be referred to herein collectively as the "Preferred Stock."

                  II. Voting.

                           2A. General. Except as may be otherwise provided in
these terms of the Preferred Stock or by law, the Preferred Stock shall vote together with all other classes and class of stock of the Corporation as a single class on all actions to be taken by the stockholders of the Corporation, including, but not limited to actions amending the Certificate of Incorporation of the Corporation to increase the number of authorized shares of Common Stock. Each share of Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of Preferred Stock is then convertible.

                           2B. Board Size. The Corporation shall not, without
the written consent or affirmative vote of the holders of at least two-thirds of the then outstanding shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock and Class E Convertible Preferred Stock consenting or voting (as the case may be) as a single class, given in writing or by vote at a meeting, increase the maximum number of directors constituting the Board of Directors to a number in excess of seven.

                           2C. Board Seats. So long as the outstanding Class A
Convertible Preferred Stock represents at least 10% of the outstanding Common Stock of the Corporation (assuming the conversion of all outstanding Preferred Stock), the holders of the Class A Convertible Preferred Stock, acting as a separate class, shall be entitled to elect one director of the Corporation. So long as the outstanding Class B Convertible Preferred Stock represents at least 5% of the outstanding Common Stock of the Corporation (assuming the conversion of all outstanding Preferred Stock), the holders of the Class B Convertible Preferred Stock, acting as a separate class, shall be entitled to elect one director of the Corporation (the "Class B Director"). So long as the outstanding Class C Convertible Preferred Stock represents at least 5% of the outstanding Common Stock of the Corporation (assuming the conversion of all outstanding Preferred Stock), the holders of the Class C Convertible Preferred Stock, acting as a separate class, shall be entitled to elect one director of the Corporation (the "Class C Director"). The holders of the Common Stock, acting as a separate class, shall be entitled to elect two directors of the Corporation. So long as Thomson U.S. Inc. ("TTC Ventures") owns, beneficially or of record, at least two percent (2%) of the outstanding Common Stock of the Corporation (assuming the conversion of all outstanding Preferred Stock), the holders of the Class D Convertible Preferred Stock (as adjusted in accordance with subparagraph 6F or 6G), acting as a separate class, shall be entitled to appoint one director of the Corporation (the "Class D Director") and such Class D Director shall be nominated and appointed by TTC Ventures on behalf of the holders of Class D Convertible Preferred Stock. So long as ADP, Inc. ("ADP") owns beneficially or of record, at least two percent (2%) of the outstanding Common Stock of the Corporation (assuming the conversion of all outstanding Preferred Stock) and there are shares of Class D Convertible Preferred Stock outstanding, the holders of the Class D Convertible Preferred Stock (as adjusted in accordance with subparagraph 6F or 6G), acting as a separate class, shall be entitled to appoint an additional director of the Corporation (the "Other Class D Director and together with") and such Other Class D Director shall be nominated and appointed by ADP on behalf of the holders of Class D Convertible Preferred Stock. At any meeting (or in a written consent in lieu thereof) held for the purpose of electing directors, the presence in person or by proxy (or the written consent) of the holders of a majority of the shares of Class D Convertible Preferred Stock then outstanding shall constitute a quorum of the Class D Convertible Preferred Stock for the election of the director to be elected solely by the holders of the Class D Convertible Preferred Stock, the presence in person or by proxy (or the written consent) of the holders of a majority of the shares of Class C Convertible Preferred Stock then outstanding shall constitute a quorum of the Class C Convertible Preferred Stock for the election of the director to be elected solely by the holders of the Class C Convertible Preferred Stock, the presence in person or by proxy (or the written consent) of the holders of a majority of the shares of Class B Convertible Preferred Stock then outstanding shall constitute a quorum of the Class B Convertible Preferred Stock for the election of the director to be elected solely by the holders of the Class B Convertible Preferred Stock, and the presence in person or by proxy (or the written consent) of the holders of a majority of the shares of Class A Convertible Preferred Stock then outstanding shall constitute a quorum of the Class A Convertible Preferred Stock for the election of the director to be elected solely by the holders of the Class A Convertible Preferred Stock. A vacancy in any directorship elected by the holders of the Class A Convertible Preferred Stock, Class B Convertible Preferred Stock or Class C Convertible Preferred Stock shall be filled only by vote or written consent of the holders of the Class A Convertible Preferred Stock, Class B Convertible Preferred Stock or Class C Convertible Preferred Stock respectively; a vacancy in the directorship allocated to the holders of Class D Convertible Preferred Stock shall be filled only by the appointment by or written consent of TTC Ventures; a vacancy in the other directorship allocated to the holders of Class D Convertible Preferred Stock and nominated by ADP shall be filled only by the appointment by or written consent of ADP; and a vacancy in any directorship elected by the holders of the Common Stock shall be filled only by vote or written consent of the holders of the Common Stock.

                           2D. Board Observer. FBR Technology Venture Partners,
L.P. ("FBR") shall have the right to assign an observer to the Board of Directors of the Company to attend each meeting of the Board of Directors of the Company and each meeting of any Committee thereof.

                  III. Dividends. The holders of the Class A Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, (i) when and if declared by at least four members of the Board of Directors, or (ii) upon any liquidation, dissolution or winding up of the Corporation, quarterly dividends at the rate per annum of $0.0224 per share (the "Class A Accruing Dividends"). The holders of the Class B Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, (i) when and if declared by at least four members of the Board of Directors, or (ii) upon any liquidation, dissolution or winding up of the Corporation, quarterly dividends at the rate per annum of $0.0532 per share (the "Class B Accruing Dividends"). The holders of the Class C Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, (i) when and if declared by at least four members of the Board of Directors, or (ii) upon any liquidation, dissolution or winding up of the Corporation, quarterly dividends at the rate per annum of $0.1008 per share (the "Class C Accruing Dividends"). The holders of the Class D Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, (i) when and if declared by at least four members of the Board of Directors, or (ii) upon any liquidation, dissolution or winding up of the Corporation, quarterly dividends at the rate per annum of $0.2499 per share (the "Class D Accruing Dividends"). The holders of the Class E Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, (i) when and if declared by at least four members of the Board of Directors, or (ii) upon any liquidation, dissolution or winding up of the Corporation, quarterly dividends at the rate per annum of $0.3451 per share (the "Class E Accruing Dividends"). The Class A Accruing Dividends, the Class B Accruing Dividends, and the Class C Accruing Dividends, the Class D Accruing Dividends and the Class E Accruing Dividends are sometimes referred to herein collectively as the "Accruing Dividends." Accruing Dividends shall accrue from day to day, whether or not earned or declared, and shall be cumulative. No dividend shall be paid on the Preferred Stock, other than Accruing Dividends, or on the Common Stock.

                  IV. Liquidation.

                           4A. Upon any liquidation, dissolution or winding up
of the Corporation, whether voluntary or involuntary, the holders of the shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock and the Class E Convertible Preferred Stock shall first be entitled, before any distribution or payment is made upon any stock ranking on liquidation junior to the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock, the Class D Convertible Preferred Stock and the Class E Convertible Preferred Stock, to be paid an amount equal to $0.76, $1.44, $3.57 and $4.93 per share, respectively, plus, in the case of each share of Class B Convertible Preferred Stock, an amount equal to all Class B Accruing Dividends unpaid thereon (whether or not declared) and any other dividends declared but unpaid thereon, in the case of each share of Class C Convertible Preferred Stock, an amount equal to all Class C Accruing Dividends unpaid thereon (whether or not declared), in the case of each share of Class D Convertible Preferred Stock, an amount equal to all Class D Accruing Dividends paid thereon (whether or not declared), in the case of each share of Class E Convertible Preferred Stock, an amount equal to all Class E Accruing Dividends paid thereon (whether or not declared), and any other dividends declared but unpaid thereon, computed to the date payment thereof is made available, such amount payable with respect to one share of Class B Convertible Preferred Stock being sometimes referred to as the "Class B Liquidation Preference Payment," such amount payable with respect to one share of Class C Convertible Preferred Stock being sometimes referred to as the "Class C Liquidation Preference Payment," such amount payable with respect to one share of Class D Convertible Preferred Stock being sometimes referred to as the "Class D Liquidation Preference Payment", such amount payable with respect to one share of Class E Convertible Preferred Stock being sometimes referred to as the "Class E Liquidation Preference Payment," and with respect to all shares of

Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock and Class E Convertible Preferred Stock being sometimes referred to as the "Classes B, C, D and E Liquidation Preference Payments." If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock and Class E Convertible Preferred Stock shall be insufficient to permit payment in full to the holders of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock and Class E Convertible Preferred Stock of the Classes B, C, D and E Liquidation Preference Payments, then the entire assets of the Corporation to be so distributed shall be distributed ratably, on an as-converted basis, among the holders of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock and Class E Convertible Preferred Stock.

                           4B. Upon any liquidation, dissolution or winding up
of the Corporation, whether voluntary or involuntary, after the holders of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock and Class E Convertible Preferred Stock shall have been paid in full the amounts to which they shall be entitled pursuant to paragraph 4A, the holders of the shares of Class A Convertible Preferred Stock shall then be entitled, before any distribution or payment is made upon any stock ranking on liquidation junior to the Class A Convertible Preferred Stock, to be paid an amount equal to $.32 per share plus, in the case of each share, an amount equal to all Class A Accruing Dividends unpaid thereon (whether or not declared) computed to the date payment thereof is made available, such amount payable with respect to one share of Class A Convertible Preferred Stock being sometimes referred to as the "Class A Liquidation Preference Payment" and with respect to all shares of Class A Convertible Preferred Stock being sometimes referred to as the "Class A Liquidation Preference Payments." The Class A Liquidation Preference Payments and the Classes B, C, D and E Liquidation Preference Payments are sometimes referred to herein collectively as the "Liquidation Preference Payments." If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Class A Convertible Preferred Stock shall be insufficient to permit payment in full to the holders of Class A Convertible Preferred Stock of the Class A Liquidation Preference Payments, then the entire remaining assets of the Corporation to be so distributed shall be distributed ratably among the holders of Class A Convertible Preferred Stock.

                           4C. Upon any such liquidation, dissolution or winding
up of the Corporation, immediately after the holders of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock, Class E Convertible Preferred Stock and Class A Convertible Preferred Stock shall have been paid in full their respective Liquidation Preference Payments, the remaining net assets of the Corporation available for distribution shall be distributed ratably among the holders of Preferred Stock and Common Stock (with each share of Preferred Stock being deemed, for such purpose, to be equal to the number of shares of Common Stock (including fractions of a share) into which such share of Preferred Stock is convertible immediately prior to the close of business on the business day fixed for such distribution). Unless otherwise agreed by holders of at least two-thirds of the Class B Convertible Preferred Stock and the Class C Convertible Preferred Stock, each acting as a separate class, and a majority of the Class D Convertible Preferred Stock and at least forty percent (40%) of the Class E Convertible Preferred Stock then outstanding, each acting as a separate class, the consolidation or merger of the Corporation into or with any other entity or entities which results in the exchange of outstanding shares of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or affiliate thereof (other than a merger to reincorporate the Corporation in a different jurisdiction), and the sale, lease, abandonment, transfer or other disposition by the Corporation of all or substantially all its assets (each such event a "Liquidity Event"), shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of the provisions of this paragraph 4.

                           4D. Written notice of such liquidation, dissolution
or winding up, stating a payment date, the amount of the Liquidation Preference Payments and the place where said Liquidation Preference Payments shall be payable, shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, not less than 20 days prior to the payment date stated therein, to the holders of record of Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. For purposes hereof, the Common Stock shall rank on liquidation junior to the Class A Convertible Preferred Stock, the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock, the Class D Convertible Preferred Stock and the Class E Convertible Preferred Stock.

                  V. Restrictions. At any time when shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock and Class E Convertible Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Certificate of Incorporation, and in addition to any other vote required by law or the Certificate of Incorporation, without the approval of the holders of at least a majority of the then outstanding shares of the Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, the Class D Convertible Preferred Stock and at least forty percent (40%) of the Class E Convertible Preferred Stock then outstanding, consenting or voting (as the case may be) as separate classes, given in writing or by vote at a meeting, the Corporation will not:

                           5A. Create or authorize the creation of any
additional class or series of shares of stock unless the same ranks junior to the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock, the Class D Convertible Preferred Stock and the Class E Convertible Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, redemption and the payment of dividends, or increase the authorized amount of the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock, the Class D Convertible Preferred Stock or the Class E Convertible Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock, the Class D Convertible Preferred Stock and the Class E Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, redemption and the payment of dividends, or create or authorize any obligation or security convertible into shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock or the Class E Convertible Preferred Stock or into shares of any other class or series of stock unless the same ranks junior to the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock, the Class D Convertible Preferred Stock and the Class E Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, redemption and the payment of dividends, whether any such creation, authorization or increase shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise; provided, that such consent shall not be unreasonably withheld for the creation or issuance of an additional class or series of shares ranking senior to the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock, the Class D Convertible Preferred Stock and the Class E Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, redemption and the payment of dividends (a "Senior Security"), but provided further, that if, within a reasonable time of the submission of a proposal for the issuance of a Senior Security, information comes to light indicating that such consent was withheld solely or primarily for the purpose of negotiating the price of an additional investment by the holders of the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock, the Class D Convertible Preferred Stock and/or the Class E Convertible Preferred Stock, then such consent shall be deemed to have been unreasonably withheld for purposes of this subparagraph 5A.

                           5B. Consent to any liquidation, dissolution or
winding up of the Corporation or consolidate or merge into or with any other entity or entities or sell, lease, abandon, transfer or otherwise dispose of all or substantially all its assets, unless such action would result in an annualized return to the holders of the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock, the Class D Convertible Preferred Stock and the Class E Convertible Preferred Stock of at least 30%;

                           5C. Amend, alter or repeal its Certificate of
Incorporation or By-Laws if the effect would be materially detrimental or adverse in any manner with respect to the rights of the holders of the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock, the Class D Convertible Preferred Stock and/or the Class E Convertible Preferred Stock;

                           5D. Purchase or set aside any sums for the purchase
of, or pay any dividend or make any distribution on, any shares of stock other than the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock, the Class D Convertible Preferred Stock and the Class E Convertible Preferred Stock, except for (i) Class A Accruing Dividends, (ii) dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock, and (iii) the purchase of shares of Common Stock from former employees of the Corporation who acquired such shares directly from the Corporation, if each such purchase is made pursuant to contractual rights held by the Corporation relating to the termination of employment of such former employee and the purchase price (except in the case of agreements executed prior to July 12, 1996) does not exceed the original issue price paid by such former employee to the Corporation for such shares; or

                           5E. Redeem or otherwise acquire any shares of Class B
Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock and Class E Convertible Preferred Stock except as expressly authorized in paragraph 7 hereof or pursuant to a purchase offer made pro rata to all holders of the shares of Class B Convertible

Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock and Class E Convertible Preferred Stock on the basis of the aggregate number of outstanding shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock and/or Class E Convertible Preferred Stock then held by each such holder.

                  VI. Conversions. The holders of shares of Preferred Stock shall have the following conversion rights:

                           6A. Right to Convert. Subject to the terms and
conditions of this paragraph 6, the holder of any share or shares of Preferred Stock shall have the right, at its option at any time, to convert any such shares of Preferred Stock into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Preferred Stock so to be converted by the Original Purchase Price of such share (which shall be $0.32 in the case of the Class A Convertible Preferred Stock, $.76 in the case of Class B Convertible Preferred Stock, $1.44 in the case of Class C Convertible Preferred Stock, $3.57 in the case of Class D Convertible Preferred Stock and $4.93 in the case of Class E Convertible Preferred Stock) and (ii) dividing the result by the conversion price of the Original Purchase Price of such share or, in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 6, then by the conversion price as last adjusted and in effect at the date any share or shares of Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the "Conversion Price," with respect to the Class B Convertible Preferred Stock, the "Class B Conversion Price," with respect to the Class C Convertible Preferred Stock, the "Class C Conversion Price", with respect to the Class D Convertible Preferred Stock, the "Class D Conversion Price" and with respect to the Class E Convertible Preferred Stock, the "Class E Conversion Price"). Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

                           6B. Issuance of Certificates; Time Conversion
Effected. Promptly after the receipt of the written notice referred to in subparagraph 6A and surrender of the certificate or certificates for the share or shares of Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

                           6C. Fractional Shares; Dividends; Partial Conversion.
No fractional shares shall be issued upon conversion of Preferred Stock into Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. At the time of each conversion, the Corporation shall pay in cash an amount equal to all dividends, excluding Accruing Dividends, accrued and unpaid on the shares of Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in subparagraph 6B. In case the number of shares of Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 6A exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this subparagraph 6C, be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

                           6D. Adjustment of Price Upon Issuance of Common
Stock. Except as provided in subparagraph 6E, if and whenever the Corporation shall issue or sell, or is, in accordance with subparagraphs 6D(1) through 6D(7), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than (i) the Class B Conversion Price in effect immediately prior to the time of such issue or sale, (ii) the Class C Conversion Price in effect immediately prior to the time of such issue or sale, (iii) the Class D Conversion Price in effect immediately prior to the time of such issue or sale, or (iv) the Class E Conversion Price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Class B Conversion Price, the Class C Conversion Price, the Class D Conversion Price and/or the Class E Conversion Price, as the case may be, shall be reduced to the price determined by dividing (i) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Class B Conversion Price, the then existing Class C Conversion Price, the then existing Class D Conversion Price or the then existing Class E Conversion Price, as the case may be, and (b) the consideration, if any, received by the Corporation upon such issue or sale, by
(ii) the total number of shares of Common Stock outstanding immediately after such issue or sale.

         For purposes of this subparagraph 6D, the following subparagraphs 6D(1) to 6D(7) shall also be applicable:

                           6D(1) Issuance of Rights or Options. In case at any
time the Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Class B Conversion Price, the Class C Conversion Price, the Class D Conversion Price and/or the Class E Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 6D(3), no adjustment of the Class B Conversion Price, the Class C Conversion Price, the Class D Conversion Price and/or the Class E Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                           6D(2) Issuance of Convertible Securities. In case the
Corporation shall in any manner issue (whether directly or by assumption in a merger or other-wise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Class B Conversion Price, the Class C Conversion Price, the Class D Conversion Price and/or the Class E Conversion Price in effect immediately prior to the time of such issue or sale, then the total maxi-mum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (a) except as otherwise provided in subparagraph 6D(3), no adjustment of the Class B Conversion Price, the Class C Conversion Price, the Class D Conversion Price and/or the Class E Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Class B Conversion Price and/or the Class C Conversion Price and/or the Class D Conversion Price and/or the Class E Conversion Price have been or are to be made pursuant to other provisions of this subparagraph 6D, no further adjustment of the Class B Conversion Price, the Class C Conversion Price, The Class D Conversion Price and/or the Class E Conversion Price shall be made by reason of such issue or sale.

                           6D(3) Change in Option Price or Conversion Rate. Upon
the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subparagraph 6D(1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph 6D(1) or 6D(2), or the rate at which Convertible Securities referred to in subparagraph 6D(1) or 6D(2) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Class B Conversion Price, the Class C Conversion Price, the Class D Conversion Price and/or the Class E Conversion Price in effect at the time of such event shall forthwith be readjusted to the Class B Conversion Price, Class C Conversion Price, the Class D Conversion Price or the Class E Conversion Price, as the case may be, which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment the Class B Conversion Price, the Class C Conversion Price, the Class D Conversion Price and/or the Class E Conversion Price then in effect hereunder is thereby reduced; and on the termination or expiration of any such Option or any such right to convert or exchange such Convertible Securities, the Class B Conversion Price, the Class C Conversion Price, the Class D Conversion Price and/or the Class E Conversion Price then in effect hereunder shall forthwith be increased to the Class B Conversion Price, Class C Conversion Price, the Class D Conversion Price or Class E Conversion Price, as the case may be, which would have been in effect at the time of such termination or expiration had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination or expiration, never been issued.

                           6D(4) Stock Dividends. In case the Corporation shall
declare a dividend or make any other distribution upon any stock of the Corporation (other than the Common Stock) payable in Common Stock, Options or Convertible Securities, then any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                           6D(5) Consideration for Stock. In case any shares of
Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the

Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

                           6D(6) Record Date. In case the Corporation shall take
a record of the holders of its Common Stock for the purpose of entitling them
(i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                           6D(7) Treasury Shares. The number of shares of Common
Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purpose of this subparagraph 6D.

                           6E. Certain Issues of Common Stock Excepted. Anything
herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Class B Conversion Price, the Class C Conversion Price, the Class D Conversion Price or the Class E Conversion Price in the case of the issuance from and after the date of filing of these terms of the Preferred Stock of up to an aggregate of 1,950,000 shares (appropriately adjusted to reflect the occurrence of any event described in subparagraphs 6F or
6G) (the "Reserved Shares") of Common Stock to directors, officers, employees or consultants of the Corporation in connection with their service as directors of the Corporation, their employment by the Corporation or their retention as consultants by the Corporation (provided that the number of Reserved Shares may be increased (a) prior to December 31, 1998, with the approval of a majority of the Board of Directors including the Class B Director, the Class C Director and the Class D Directors and [(b) after December 31, 1998, with the approval of either (i) a majority of the Board of Directors including the Class B Director, the Class C Director and the Class D Directors or (ii) all directors other than the Class B Director, the Class C Director and the Class D Directors), plus such number of shares of Common Stock which are repurchased by the Corporation from such persons after such date pursuant to contractual rights held by the Corporation and at repurchase prices not exceeding the respective original purchase prices paid by such persons to the Corporation therefor.

                           6F. Subdivision or Combination of Common Stock. In
case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased. In the case of any such subdivision, no further adjustment shall be made pursuant to subparagraph 6D by reason thereof.

                           6G. Reorganization or Reclassification. If any
capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

                           6H. Notice of Adjustment. Upon any adjustment of the
Conversion Price, then and in each such case the Corporation shall give written notice thereof, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of shares of Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

                           6I. Other Notices. In case at any time:

                                            (1) the Corporation shall declare
any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

                                            (2) the Corporation shall offer for
subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                                            (3) there shall be any capital
reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into another entity or entities, or a sale, lease, abandonment, transfer or other disposition of all or substantially all its assets; or

                                            (4) there shall be a voluntary or
involuntary dissolution, liquidation or winding up of the Corporation;

                           then, in any one or more of said cases, the
Corporation shall give, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of any shares of Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 20 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for deter-mining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up and (b) in the case of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, as the case may be.

                           6J. Stock to be Reserved. The Corporation will at all
times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Certificate of Incorporation.

                           6K. Non-reissuance of Preferred Stock. Shares of
Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

                           6L. Issue Tax. The issuance of certificates for
shares of Common Stock upon conversion of Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Preferred Stock which is being converted.

                           6M. Closing of Books. The Corporation will at no time
close its transfer books against the transfer of any Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Preferred Stock in any manner which interferes with the timely conversion of such Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

                           6N. Definition of Common Stock. As used in this
paragraph 6, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, par value

$.001 per share, as constituted on the date of filing of these terms of the Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 6G.

                           6O. Mandatory Conversion. If at any time (i) the
Corporation shall effect a firm commitment underwritten public offering of shares of Common Stock in which (A) the aggregate price paid for such shares by the public shall be at least $15,000,000 and (B) the price paid by the public for such shares shall be at least $4.32 per share (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F), or (ii) a Liquidity Event shall occur in which (a) the holders of shares of any class of Preferred Stock would receive consideration for all of such shares (as if converted to Common Stock) of at least $1.28 for (i) each share of Class A Convertible Preferred Stock or (ii) all shares of Common Stock into which such share of Class A Convertible Preferred Stock is convertible; at least $3.04 for
(i) each share of Class B Convertible Preferred Stock or (ii) all shares of Common Stock into which such share of Class B Convertible Preferred Stock is convertible; at least $5.76 for (i) each share of Class C Convertible Preferred Stock or (ii) all shares of Common Stock into which such share of Class C Convertible Preferred Stock is convertible; at least $6.03 per share for (i) each share of Class D Convertible Preferred Stock or (ii) all shares of Common Stock into which such share of Class D Convertible Preferred Stock is convertible; or at least $6.03 per share for (i) each share of Class E Convertible Preferred Stock or (ii) all shares of Common Stock into which such share of Class E Convertible Preferred Stock is convertible, then effective upon the closing of the sale of such shares by the Corporation pursuant to such public offering or immediately prior to the occurrence of such Liquidity Event, as the case may be, all outstanding shares of Preferred Stock (in the case of a public offering) or such class of Preferred Stock (in the case of a Liquidity Event) shall automatically convert to shares of Common Stock on the basis set forth in this paragraph 6. Holders of shares of Preferred Stock so converted may deliver to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to such holders) during its usual business hours, the certificate or certificates for the shares so converted. As promptly as practicable thereafter, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of whole shares of Common Stock to which such holder is entitled, together with any cash dividends and payment in lieu of fractional shares to which such holder may be entitled pursuant to subparagraph 6C. Until such time as a holder of shares of Preferred Stock shall surrender his or its certificates therefor as provided above, such certificates shall be deemed to represent the shares of Common Stock to which such holder shall be entitled upon the surrender thereof.

                           VII. Redemption. The shares of Class B Convertible
Preferred Stock, the Class C Convertible Preferred Stock, the Class D Convertible Preferred Stock and the Class E Convertible Preferred Stock shall be redeemed as follows:

                           7A. Mandatory Redemption. On September 11, 2002, and
on each of the next two anniversaries thereafter (the "Redemption Dates," and each a "Redemption Date"), the Corporation shall redeem any outstanding shares of Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock, the Class D Convertible Preferred Stock and the Class E Convertible Preferred Stock according to the percentages listed below:



                                                     Percentage of Shares of
                                               Class B Convertible Preferred
                                               Stock, Class C Convertible
                                               Preferred Stock, Class D
                                               Convertible Preferred Stock and
                                               Class E Convertible Preferred
                                               Stock then Outstanding to be
                           Date of             Redeemed
Redemption

                           September                 33-1/3% of all the shares
 11, 2002                                      of Class B Convertible Preferred
                                               Stock, Class C Convertible
                                               Preferred Stock, Class D
                                               Convertible Preferred and Class E
                                               Convertible Preferred Stock
                                               outstanding on September 11, 2002

                           September                 50% of all the shares of
                                               Class B Convertible Preferred
11, 2003                                       Stock, Class C Convertible
                                               Preferred Stock, Class D
                                               Convertible Preferred Stock and
                                               Class E Convertible Preferred
                                               Stock outstanding on September
                                               11, 2003

                           September                  100% of all the shares of
11, 2004                                       Class B Convertible Preferred
                                               Stock, Class C Convertible
                                               Preferred Stock, Class D
                                               Convertible Preferred and Class E
                                               Convertible Preferred Stock
                                               outstanding on September 11, 2004

                           7B. Redemption Price and Payment. The shares of Class
B Convertible Preferred Stock, Class C Convertible Preferred Stock, the Class D Convertible Preferred Stock and Class E Convertible Preferred Stock to be redeemed on any Redemption Date shall be redeemed by paying for each share in cash an amount equal to $0.76, $1.44, $3.57 and $4.93 per share (appropriately adjusted to reflect the occurrence of any event described in subparagraphs 6F or
6G), respectively, plus, in the case of each share, an amount equal to all dividends, excluding Accruing Dividends, declared but unpaid thereon, computed to such Redemption Date, such amount being referred to as the "Redemption Price". Such payment shall be made in full on the applicable Redemption Date to the holders entitled thereto.

                           7C. Redemption Mechanics. At least 20 but not more
than 30 days prior to each Redemption Date, written notice (the "Redemption Notice") shall be given by the Corporation by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, to each holder of record (at the close of business on the business day next preceding the day on which the Redemption Notice is given) of shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock and Class E Convertible Preferred Stock notifying such holder of the redemption and specifying the Redemption Price, such Redemption Date, the number of shares of Class B Convertible Preferred Stock,

Class C Convertible Preferred Stock, Class D Convertible Preferred Stock and/or Class E Convertible Preferred Stock to be re-deemed from such holder (computed on a pro rata basis in accordance with the number of such shares held by all holders thereof) and the place where said Redemption Price shall be payable. The Redemption Notice shall be addressed to each holder at his address as shown by the records of the Corporation. From and after the close of business on a Redemption Date, unless there shall have been a default in the payment of the Redemption Price, all rights of holders of shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock and Class E Convertible Preferred Stock (except the right to receive the Redemption Price) shall cease with respect to the shares to be redeemed on such Redemption Date, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of the Corporation legally available for redemption of shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock and Class E Convertible Preferred Stock on a Redemption Date are insufficient to redeem the total number of shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock and Class E Convertible Preferred Stock to be redeemed on such Redemption Date, the holders of such shares shall share ratably in any funds legally available for redemption of such shares according to the respective amounts which would be payable to them if the full number of shares to be redeemed on such Redemption Date were actually redeemed. The shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock and Class E Convertible Preferred Stock required to be redeemed but not so redeemed shall remain outstanding and entitled to all rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of such shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock and Class E Convertible Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available, on the basis set forth above.

                           7D. Redeemed or Otherwise Acquired Shares to be
Retired. Any shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock and Class E Convertible Preferred Stock redeemed pursuant to this paragraph 7 or otherwise acquired by the Corporation in any manner whatsoever shall be canceled and shall not under any circumstances be reissued; and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce accordingly the number of authorized shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock and Class E Convertible Preferred Stock.

                           7E. Delay of Redemption. Notwithstanding paragraph 7A
hereof, the Corporation shall not be required to redeem any shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock and Class E Convertible Preferred Stock on any Redemption Date if the cost to the Corporation of such redemption would be greater than one-half of the Corporation's available average cash working capital balance for the quarter immediately preceding such Redemption Date. If a redemption is delayed pursuant to this Paragraph 7E, the Corporation shall redeem the shares to be so redeemed within 120 days of such Redemption Date.

                           VIII Amendments. No provision of these terms of the
Preferred Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least two-thirds of the then outstanding shares of Class B Convertible Preferred Stock and Class C Convertible Preferred Stock and at least a majority of the then outstanding shares of Class D Convertible Preferred Stock and at least forty percent (40%) of the Class E Convertible Preferred Stock then outstanding; provided, however, that so long as TTC Ventures holds at least two percent (2%) of the outstanding shares of Common Stock of the Corporation(assuming the conversion of all outstanding Preferred Stock), no amendment shall be made to the provisions of
Section 2C relating to the representation of the holders of Class D Convertible Preferred Stock without the consent of TTC Ventures and that so long as ADP holds at least two percent (2%) of the outstanding shares of Common Stock of the Corporation (assuming the conversion of all outstanding Preferred Stock), no amendment shall be made to the provisions of the sixth sentence of Section 2C relating to the representation of the holders of Class D Convertible Preferred Stock without the consent of APD; PROVIDED FURTHER, HOWEVER, THAT SO LONG AS FBR HOLDS AT LEAST TWO PERCENT (2%) OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE CORPORATION (ASSUMING THE CONVERSION OF ALL OUTSTANDING PREFERRED STOCK), NO AMENDMENT SHALL BE MADE TO THE PROVISIONS OF SECTION 2C RELATING TO THE BOARD OBSERVER RIGHTS OF THE HOLDERS OF CLASS E CONVERTIBLE PREFERRED STOCK WITHOUT THE CONSENT OF FBR.

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                               CAREERBUILDER, INC.



         CareerBuilder, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Company"), does hereby certify:

         FIRST: That Article FOURTH of the Certificate of Incorporation of the Company is hereby amended to read as follows:

                  FOURTH. The aggregate number of shares which the Company shall have authority to issue 27,472,945 shares consisting of five classes of stock: 17,500,000 shares of Common Stock ($.001 par value per share); 1,562,500 shares of Class A Convertible Preferred Stock ($.001 par value per share); 2,151,420 shares of Class B Convertible Preferred Stock ($.001 par value per share); 3,188,889 shares of Class C Convertible Preferred Stock ($.001 par value per share); 2,045,785 shares of Class D Convertible Preferred Stock ($.001 par value per share); and 1,024,351 shares of Class E Convertible Preferred Stock ($.001 par value per share). Except as other provided by law or as set forth in this Amendment, each of the outstanding shares shall have one vote for the purpose of electing directors and for all other purposes, including but not limited to an equal participation in any dividends or other distribution by the Company. All other relative rights, preferences and limitations of the shares of each class of stock are set forth in Exhibit A attached hereto and incorporated herein by this reference.

         SECOND: That all stockholders of the Company entitled to vote on the matter contained in such Amendment have duly adopted such Amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, said Company has caused this certificate to be signed by its authorized officer, this 30th day of June, 1998.

                                        CAREERBUILDER, INC.



                                        By: /s/ Robert McGovern
                                           ------------------------------------
                                             Robert McGovern
                                             President

                            TERMS OF PREFERRED STOCK


                  I. Number of Shares. There shall be five classes of Preferred Stock. The Class A Convertible Preferred Stock shall consist of 1,562,500 shares, the Class B Convertible Preferred Stock shall consist of 2,151,420 shares, the Class C Convertible Preferred Stock shall consist of 3,188,889 shares, the Class D Convertible Preferred Stock shall consist of 2,045,785 shares and the Class E Convertible Preferred Stock shall consist of 1,024,351 shares. The Class A Convertible Preferred Stock, the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock, the Class D Convertible Preferred Stock and the Class E Convertible Preferred shall sometimes be referred to herein collectively as the "Preferred Stock."

                  II.      Voting.

                           2A. General. Except as may be otherwise provided in
these terms of the Preferred Stock or by law, the Preferred Stock shall vote together with all other classes and class of stock of the Corporation as a single class on all actions to be taken by the stockholders of the Corporation, including, but not limited to actions amending the Certificate of Incorporation of the Corporation to increase the number of authorized shares of Common Stock. Each share of Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of Preferred Stock is then convertible.

                           2B. Board Size. The Corporation shall not, without
the written consent or affirmative vote of the holders of at least two-thirds of the then outstanding shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock and Class E Convertible Preferred Stock consenting or voting (as the case may be) as a single class, given in writing or by vote at a meeting, increase the maximum number of directors constituting the Board of Directors to a number in excess of seven.

                           2C. Board Seats. So long as the outstanding Class A
Convertible Preferred Stock represents at least 10% of the outstanding Common Stock of the Corporation (assuming the conversion of all outstanding Preferred Stock), the holders of the Class A Convertible Preferred Stock, acting as a separate class, shall be entitled to elect one director of the Corporation. So long as the outstanding Class B Convertible Preferred Stock represents at least 5% of the outstanding Common Stock of the Corporation (assuming the conversion of all outstanding Preferred Stock), the holders of the Class B Convertible Preferred Stock, acting as a separate class, shall be entitled to elect one director of the Corporation (the "Class B Director"). So long as the outstanding Class C Convertible Preferred Stock represents at least 5% of the outstanding Common Stock of the Corporation (assuming the conversion of all outstanding Preferred Stock), the holders of the Class C Convertible Preferred Stock, acting as a separate class, shall be entitled to elect one director of the Corporation (the "Class C Director"). The holders of the Common Stock, acting as a separate class, shall be entitled to elect two directors of the Corporation. So long as Thomson U.S. Inc. ("TTC Ventures") owns, beneficially or of record, at least two percent (2%) of the outstanding Common Stock of the Corporation (assuming the conversion of all outstanding Preferred Stock), the holders of the Class D Convertible Preferred Stock (as adjusted in accordance with subparagraph 6F or 6G), acting as a separate class, shall be entitled to appoint one director of the Corporation (the "Class D Director") and such Class D Director shall be nominated and appointed by TTC Ventures on behalf of the holders of Class D Convertible Preferred Stock. So long as ADP, Inc. ("ADP") owns beneficially or of record, at least two percent (2%) of the outstanding Common Stock of the Corporation (assuming the conversion of all outstanding Preferred Stock) and there are shares of Class D Convertible Preferred Stock outstanding, the holders of the Class D Convertible Preferred Stock (as adjusted in accordance with subparagraph 6F or 6G), acting as a separate class, shall be entitled to appoint an additional director of the Corporation (the "Other Class D Director and together with") and such Other Class D Director shall be nominated and appointed by ADP on behalf of the holders of Class D Convertible Preferred Stock. At any meeting (or in a written consent in lieu thereof) held for the purpose of electing directors, the presence in person or by proxy (or the written consent) of the holders of a majority of the shares of Class D Convertible Preferred Stock then outstanding shall constitute a quorum of the Class D Convertible Preferred Stock for the election of the director to be elected solely by the holders of the Class D Convertible Preferred Stock, the presence in person or by proxy (or the written consent) of the holders of a majority of the shares of Class C Convertible Preferred Stock then outstanding shall constitute a quorum of the Class C Convertible Preferred Stock for the election of the director to be elected solely by the holders of the Class C Convertible Preferred Stock, the presence in person or by proxy (or the written consent) of the holders of a majority of the shares of Class B Convertible Preferred Stock then outstanding shall constitute a quorum of the Class B Convertible Preferred Stock for the election of the director to be elected solely by the holders of the Class B Convertible Preferred Stock, and the presence in person or by proxy (or the written consent) of the holders of a majority of the shares of Class A Convertible Preferred Stock then outstanding shall constitute a quorum of the Class A Convertible Preferred Stock for the election of the director to be elected solely by the holders of the Class A Convertible Preferred Stock. A vacancy in any directorship elected by the holders of the Class A Convertible Preferred Stock, Class B Convertible Preferred Stock or Class C Convertible Preferred Stock shall be filled only by vote or written consent of the holders of the Class A Convertible Preferred Stock, Class B Convertible Preferred Stock or Class C Convertible Preferred Stock respectively; a vacancy in the directorship allocated to the holders of Class D Convertible Preferred Stock shall be filled only by the appointment by or written consent of TTC Ventures; a vacancy in the other directorship allocated to the holders of Class D Convertible Preferred Stock and nominated by ADP shall be filled only by the appointment by or written consent of ADP; and a vacancy in any directorship elected by the holders of the Common Stock shall be filled only by vote or written consent of the holders of the Common Stock.

                           2D. Board Observer. FBR Technology Venture Partners,
L.P. ("FBR") shall have the right to assign an observer to the Board of Directors of the Company to attend each meeting of the Board of Directors of the Company and each meeting of any Committee thereof.

                  III. Dividends. The holders of the Class A Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, (i) when and if declared by at least four members of the Board of Directors, or (ii) upon any liquidation, dissolution or winding up of the Corporation, quarterly dividends at the rate per annum of $0.0224 per share (the "Class A Accruing Dividends"). The holders of the Class B Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, (i) when and if declared by at least four members of the Board of Directors, or (ii) upon any liquidation, dissolution or winding up of the Corporation, quarterly dividends at the rate per annum of $0.0532 per share (the "Class B Accruing Dividends"). The holders of the Class C Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, (i) when and if declared by at least four members of the Board of Directors, or (ii) upon any liquidation, dissolution or winding up of the Corporation, quarterly dividends at the rate per annum of $0.1008 per share (the "Class C Accruing Dividends"). The holders of the Class D Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, (i) when and if declared by at least four members of the Board of Directors, or (ii) upon any liquidation, dissolution or winding up of the Corporation, quarterly dividends at the rate per annum of $0.2499 per share (the "Class D Accruing Dividends"). The holders of the Class E Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, (i) when and if declared by at least four members of the Board of Directors, or (ii) upon any liquidation, dissolution or winding up of the Corporation, quarterly dividends at the rate per annum of $0.3451 per share (the "Class E Accruing Dividends"). The Class A Accruing Dividends, the Class B Accruing Dividends, and the Class C Accruing Dividends, the Class D Accruing Dividends and the Class E Accruing Dividends are sometimes referred to herein collectively as the "Accruing Dividends." Accruing Dividends shall accrue from day to day, whether or not earned or declared, and shall be cumulative. No dividend shall be paid on the Preferred Stock, other than Accruing Dividends, or on the Common Stock.

                  IV.      Liquidation.

                           4A. Upon any liquidation, dissolution or winding up
of the Corporation, whether voluntary or involuntary, the holders of the shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock and the Class E Convertible Preferred Stock shall first be entitled, before any distribution or payment is made upon any stock ranking on liquidation junior to the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock, the Class D Convertible Preferred Stock and the Class E Convertible Preferred Stock, to be paid an amount equal to $0.76, $1.44, $3.57 and $4.93 per share, respectively, plus, in the case of each share of Class B Convertible Preferred Stock, an amount equal to all Class B Accruing Dividends unpaid thereon (whether or not declared) and any other dividends declared but unpaid thereon, in the case of each share of Class C Convertible Preferred Stock, an amount equal to all Class C Accruing Dividends unpaid thereon (whether or not declared), in the case of each share of Class D Convertible Preferred Stock, an amount equal to all Class D Accruing Dividends paid thereon (whether or not declared), in the case of each share of Class E Convertible Preferred Stock, an amount equal to all Class E Accruing Dividends paid thereon (whether or not declared), and any other dividends declared but unpaid thereon, computed to the date payment thereof is made available, such amount payable with respect to one share of Class B Convertible Preferred Stock being sometimes referred to as the "Class B Liquidation Preference Payment," such amount payable with respect to one share of Class C Convertible Preferred Stock being sometimes referred to as the "Class C Liquidation Preference Payment," such amount payable with respect to one share of Class D Convertible Preferred Stock being sometimes referred to as the "Class D Liquidation Preference Payment", such amount payable with respect to one share of Class E Convertible Preferred Stock being sometimes referred to as the "Class E Liquidation Preference Payment," and with respect to all shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock and Class E Convertible Preferred Stock being sometimes referred to as the "Classes B, C, D and E Liquidation Preference Payments." If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock and Class E Convertible Preferred Stock shall be insufficient to permit payment in full to the holders of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock and Class E Convertible Preferred Stock of the Classes B, C, D and E Liquidation Preference Payments, then the entire assets of the Corporation to be so distributed shall be distributed ratably, on an as-converted basis, among the holders of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock and Class E Convertible Preferred Stock.

                           4B. Upon any liquidation, dissolution or winding up
of the Corporation, whether voluntary or involuntary, after the holders of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock and Class E Convertible Preferred Stock shall have been paid in full the amounts to which they shall be entitled pursuant to paragraph 4A, the holders of the shares of Class A Convertible Preferred Stock shall then be entitled, before any distribution or payment is made upon any stock ranking on liquidation junior to the Class A Convertible Preferred Stock, to be paid an amount equal to $.32 per share plus, in the case of each share, an amount equal to all Class A Accruing Dividends unpaid thereon (whether or not declared) computed to the date payment thereof is made available, such amount payable with respect to one share of Class A Convertible Preferred Stock being sometimes referred to as the "Class A Liquidation Preference Payment" and with respect to all shares of Class A Convertible Preferred Stock being sometimes referred to as the "Class A Liquidation Preference Payments." The Class A Liquidation Preference Payments and the Classes B, C, D and E Liquidation Preference Payments are sometimes referred to herein collectively as the "Liquidation Preference Payments." If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Class A Convertible Preferred Stock shall be insufficient to permit payment in full to the holders of Class A Convertible Preferred Stock of the Class A Liquidation Preference Payments, then the entire remaining assets of the Corporation to be so distributed shall be distributed ratably among the holders of Class A Convertible Preferred Stock.

                           4C. Upon any such liquidation, dissolution or winding
up of the Corporation, immediately after the holders of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock, Class E Convertible Preferred Stock and Class A Convertible Preferred Stock shall have been paid in full their respective Liquidation Preference Payments, the remaining net assets of the Corporation available for distribution shall be distributed ratably among the holders of Preferred Stock and Common Stock (with each share of Preferred Stock being deemed, for such purpose, to be equal to the number of shares of Common Stock (including fractions of a share) into which such share of Preferred Stock is convertible immediately prior to the close of business on the business day fixed for such distribution). Unless otherwise agreed by holders of at least two-thirds of the Class B Convertible Preferred Stock and the Class C Convertible Preferred Stock, each acting as a separate class, and a majority of the Class D Convertible Preferred Stock and at least forty percent (40%) of the Class E Convertible Preferred Stock then outstanding, each acting as a separate class, the consolidation or merger of the Corporation into or with any other entity or entities which results in the exchange of outstanding shares of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or affiliate thereof (other than a merger to reincorporate the Corporation in a different jurisdiction), and the sale, lease, abandonment, transfer or other disposition by the Corporation of all or substantially all its assets (each such event a "Liquidity Event"), shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of the provisions of this paragraph 4.

                           4D. Written notice of such liquidation, dissolution
or winding up, stating a payment date, the amount of the Liquidation Preference Payments and the place where said Liquidation Preference Payments shall be payable, shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, not less than 20 days prior to the payment date stated therein, to the holders of record of Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. For purposes hereof, the Common Stock shall rank on liquidation junior to the Class A Convertible Preferred Stock, the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock, the Class D Convertible Preferred Stock and the Class E Convertible Preferred Stock.

                  V. Restrictions. At any time when shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock and Class E Convertible Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Certificate of Incorporation, and in addition to any other vote required by law or the Certificate of Incorporation, without the approval of the holders of at least a majority of the then outstanding shares of the Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, the Class D Convertible Preferred Stock and at least forty percent (40%) of the Class E Convertible Preferred Stock then outstanding, consenting or voting (as the case may be) as separate classes, given in writing or by vote at a meeting, the Corporation will not:

                           5A. Create or authorize the creation of any
additional class or series of shares of stock unless the same ranks junior to the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock, the Class D Convertible Preferred Stock and the Class E Convertible Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, redemption and the payment of dividends, or increase the authorized amount of the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock, the Class D Convertible Preferred Stock or the Class E Convertible Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock, the Class D Convertible Preferred Stock and the Class E Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, redemption and the payment of dividends, or create or authorize any obligation or security convertible into shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D

Convertible Preferred Stock or the Class E Convertible Preferred Stock or into shares of any other class or series of stock unless the same ranks junior to the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock, the Class D Convertible Preferred Stock and the Class E Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, redemption and the payment of dividends, whether any such creation, authorization or increase shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise; provided, that such consent shall not be unreasonably withheld for the creation or issuance of an additional class or series of shares ranking senior to the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock, the Class D Convertible Preferred Stock and the Class E Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, redemption and the payment of dividends (a "Senior Security"), but provided further, that if, within a reasonable time of the submission of a proposal for the issuance of a Senior Security, information comes to light indicating that such consent was withheld solely or primarily for the purpose of negotiating the price of an additional investment by the holders of the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock, the Class D Convertible Preferred Stock and/or the Class E Convertible Preferred Stock, then such consent shall be deemed to have been unreasonably withheld for purposes of this subparagraph 5A.

                           5B. Consent to any liquidation, dissolution or
winding up of the Corporation or consolidate or merge into or with any other entity or entities or sell, lease, abandon, transfer or otherwise dispose of all or substantially all its assets, unless such action would result in an annualized return to the holders of the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock, the Class D Convertible Preferred Stock and the Class E Convertible Preferred Stock of at least 30%;

                           5C. Amend, alter or repeal its Certificate of
Incorporation or By-Laws if the effect would be materially detrimental or adverse in any manner with respect to the rights of the holders of the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock, the Class D Convertible Preferred Stock and/or the Class E Convertible Preferred Stock;

                           5D. Purchase or set aside any sums for the purchase
of, or pay any dividend or make any distribution on, any shares of stock other than the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock, the Class D Convertible Preferred Stock and the Class E Convertible Preferred Stock, except for (i) Class A Accruing Dividends, (ii) dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock, and (iii) the purchase of shares of Common Stock from former employees of the Corporation who acquired such shares directly from the Corporation, if each such purchase is made pursuant to contractual rights held by the Corporation relating to the termination of employment of such former employee and the purchase price (except in the case of agreements executed prior to July 12, 1996) does not exceed the original issue price paid by such former employee to the Corporation for such shares; or

                           5E. Redeem or otherwise acquire any shares of Class B
Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock and Class E Convertible Preferred Stock except as expressly authorized in paragraph 7 hereof or pursuant to a purchase offer made pro rata to all holders of the shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock and Class E Convertible Preferred Stock on the basis of the aggregate number of outstanding shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock and/or Class E Convertible Preferred Stock then held by each such holder.

                  VI. Conversions. The holders of shares of Preferred Stock shall have the following conversion rights:

                           6A. Right to Convert. Subject to the terms and
conditions of this paragraph 6, the holder of any share or shares of Preferred Stock shall have the right, at its option at any time, to convert any such shares of Preferred Stock into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Preferred Stock so to be converted by the Original Purchase Price of such share (which shall be $0.32 in the case of the Class A Convertible Preferred Stock, $.76 in the case of Class B Convertible Preferred Stock, $1.44 in the case of Class C Convertible Preferred Stock, $3.57 in the case of Class D Convertible Preferred Stock and $4.93 in the case of Class E Convertible Preferred Stock) and (ii) dividing the result by the conversion price of the Original Purchase Price of such share or, in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 6, then by the conversion price as last adjusted and in effect at the date any share or shares of Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the "Conversion Price," with respect to the Class B Convertible Preferred Stock, the "Class B Conversion Price," with respect to the Class C Convertible Preferred Stock, the "Class C Conversion Price", with respect to the Class D Convertible Preferred Stock, the "Class D Conversion Price" and with respect to the Class E Convertible Preferred Stock, the "Class E Conversion Price"). Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

                           6B. Issuance of Certificates; Time Conversion
Effected. Promptly after the receipt of the written notice referred to in subparagraph 6A and surrender of the certificate or certificates for the share or shares of Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

                           6C. Fractional Shares; Dividends; Partial Conversion.
No fractional shares shall be issued upon conversion of Preferred Stock into Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. At the time of each conversion, the Corporation shall pay in cash an amount equal to all dividends, excluding Accruing Dividends, accrued and unpaid on the shares of Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in subparagraph 6B. In case the number of shares of Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 6A exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this subparagraph 6C, be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

                           6D. Adjustment of Price Upon Issuance of Common
Stock. Except as provided in subparagraph 6E, if and whenever the Corporation shall issue or sell, or is, in accordance with subparagraphs 6D(1) through 6D(7), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than (i) the Class B Conversion Price in effect immediately prior to the time of such issue or sale, (ii) the Class C Conversion Price in effect immediately prior to the time of such issue or sale, (iii) the Class D Conversion Price in effect immediately prior to the time of such issue or sale, or (iv) the Class E Conversion Price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Class B Conversion Price, the Class C Conversion Price, the Class D Conversion Price and/or the Class E Conversion Price, as the case may be, shall be reduced to the price determined by dividing (i) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Class B Conversion Price, the then existing Class C Conversion Price, the then existing Class D Conversion Price or the then existing Class E Conversion Price, as the case may be, and (b) the consideration, if any, received by the Corporation upon such issue or sale, by
(ii) the total number of shares of Common Stock outstanding immediately after such issue or sale.

         For purposes of this subparagraph 6D, the following subparagraphs 6D(1) to 6D(7) shall also be applicable:

                           6D(1) Issuance of Rights or Options. In case at any
time the Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for

Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing
(i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Class B Conversion Price, the Class C Conversion Price, the Class D Conversion Price and/or the Class E Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 6D(3), no adjustment of the Class B Conversion Price, the Class C Conversion Price, the Class D Conversion Price and/or the Class E Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                           6D(2) Issuance of Convertible Securities. In case the
Corporation shall in any manner issue (whether directly or by assumption in a merger or other-wise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Class B Conversion Price, the Class C Conversion Price, the Class D Conversion Price and/or the Class E Conversion Price in effect immediately prior to the time of such issue or sale, then the total maxi-mum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (a) except as otherwise provided in subparagraph 6D(3), no adjustment of the Class B Conversion Price, the Class C Conversion Price, the Class D Conversion Price and/or the Class E Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Class B

Conversion Price and/or the Class C Conversion Price and/or the Class D Conversion Price and/or the Class E Conversion Price have been or are to be made pursuant to other provisions of this subparagraph 6D, no further adjustment of the Class B Conversion Price, the Class C Conversion Price, The Class D Conversion Price and/or the Class E Conversion Price shall be made by reason of such issue or sale.

                           6D(3) Change in Option Price or Conversion Rate. Upon
the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subparagraph 6D(1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph 6D(1) or 6D(2), or the rate at which Convertible Securities referred to in subparagraph 6D(1) or 6D(2) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Class B Conversion Price, the Class C Conversion Price, the Class D Conversion Price and/or the Class E Conversion Price in effect at the time of such event shall forthwith be readjusted to the Class B Conversion Price, Class C Conversion Price, the Class D Conversion Price or the Class E Conversion Price, as the case may be, which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment the Class B Conversion Price, the Class C Conversion Price, the Class D Conversion Price and/or the Class E Conversion Price then in effect hereunder is thereby reduced; and on the termination or expiration of any such Option or any such right to convert or exchange such Convertible Securities, the Class B Conversion Price, the Class C Conversion Price, the Class D Conversion Price and/or the Class E Conversion Price then in effect hereunder shall forthwith be increased to the Class B Conversion Price, Class C Conversion Price, the Class D Conversion Price or Class E Conversion Price, as the case may be, which would have been in effect at the time of such termination or expiration had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination or expiration, never been issued.

                           6D(4) Stock Dividends. In case the Corporation shall
declare a dividend or make any other distribution upon any stock of the Corporation (other than the Common Stock) payable in Common Stock, Options or Convertible Securities, then any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                           6D(5) Consideration for Stock. In case any shares of
Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

                           6D(6) Record Date. In case the Corporation shall take
a record of the holders of its Common Stock for the purpose of entitling them
(i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                           6D(7) Treasury Shares. The number of shares of Common
Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purpose of this subparagraph 6D.

                      6E. Certain Issues of Common Stock Excepted. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Class B Conversion Price, the Class C Conversion Price, the Class D Conversion Price or the Class E Conversion Price in the case of the issuance from and after the date of filing of these terms of the Preferred Stock of up to an aggregate of 1,950,000 shares (appropriately adjusted to reflect the occurrence of any event described in subparagraphs 6F or
6G) (the "Reserved Shares") of Common Stock to directors, officers, employees or consultants of the Corporation in connection with their service as directors of the Corporation, their employment by the Corporation or their retention as consultants by the Corporation (provided that the number of Reserved Shares may be increased (a) prior to December 31, 1998, with the approval of a majority of the Board of Directors including the Class B Director, the Class C Director and the Class D Directors and [(b) after December 31, 1998, with the approval of either (i) a majority of the Board of Directors including the Class B Director, the Class C Director and the Class D Directors or (ii) all directors other than the Class B Director, the Class C Director and the Class D Directors), plus such number of shares of Common Stock which are repurchased by the Corporation from such persons after such date pursuant to contractual rights held by the Corporation and at repurchase prices not exceeding the respective original purchase prices paid by such persons to the Corporation therefor.

                      6F. Subdivision or Combination of Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased. In the case of any such subdivision, no further adjustment shall be made pursuant to subparagraph 6D by reason thereof.

                      6G. Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

                      6H. Notice of Adjustment. Upon any adjustment of the Conversion Price, then and in each such case the Corporation shall give written notice thereof, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of shares of Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

                      6I. Other Notices. In case at any time:

                                            (1) the Corporation shall declare
any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

                                            (2) the Corporation shall offer for
subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                                            (3) there shall be any capital
reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into another entity or entities, or a sale, lease, abandonment, transfer or other disposition of all or substantially all its assets; or

                                            (4) there shall be a voluntary or
involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of any shares of Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 20 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for deter-mining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up and (b) in the case of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, as the case may be.

                      6J. Stock to be Reserved. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Certificate of Incorporation.

                      6K. Non-reissuance of Preferred Stock. Shares of Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

                      6L. Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Preferred Stock which is being converted.

                      6M. Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Preferred Stock in any manner which interferes with the timely conversion of such Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

                      6N. Definition of Common Stock. As used in this paragraph 6, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, par value $.001 per share, as constituted on the date of filing of these terms of the Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 6G.

                      6O. Mandatory Conversion. If at any time (i) the Corporation shall effect a firm commitment underwritten public offering of shares of Common Stock in which (A) the aggregate price paid for such shares by the public shall be at least $15,000,000 and (B) the price paid by the public for such shares shall be at least $4.32 per share (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F), or (ii) a Liquidity Event shall occur in which (a) the holders of shares of any class of Preferred Stock would receive consideration for all of such shares (as if converted to Common Stock) of at least $1.28 for (i) each share of Class A Convertible Preferred Stock or (ii) all shares of Common Stock into which such share of Class A Convertible Preferred Stock is convertible; at least $3.04 for
(i) each share of Class B Convertible Preferred Stock or (ii) all shares of Common Stock into which such share of Class B Convertible Preferred Stock is convertible; at least $5.76 for (i) each share of Class C Convertible Preferred Stock or (ii) all shares of Common Stock into which such share of Class C Convertible Preferred Stock is convertible; at least $6.03 per share for (i) each share of Class D Convertible Preferred Stock or (ii) all shares of Common Stock into which such share of Class D Convertible Preferred Stock is convertible; or at least $6.03 per share for (i) each share of Class E Convertible Preferred Stock or (ii) all shares of Common Stock into which such share of Class E Convertible Preferred Stock is convertible, then effective upon the closing of the sale of such shares by the Corporation pursuant to such public offering or immediately prior to the occurrence of such Liquidity Event, as the case may be, all outstanding shares of Preferred Stock (in the case of a public offering) or such class of Preferred Stock (in the case of a Liquidity Event) shall automatically convert to shares of Common Stock on the basis set forth in this paragraph 6. Holders of shares of Preferred Stock so converted may deliver to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to such holders) during its usual business hours, the certificate or certificates for the shares so converted. As promptly as practicable thereafter, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of whole shares of Common Stock to which such holder is entitled, together with any cash dividends and payment in lieu of fractional shares to which such holder may be entitled pursuant to subparagraph 6C. Until such time as a holder of shares of Preferred Stock shall surrender his or its certificates therefor as provided above, such certificates shall be deemed to represent the shares of Common Stock to which such holder shall be entitled upon the surrender thereof.

                  VII. Redemption. The shares of Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock, the Class D Convertible Preferred Stock and the Class E Convertible Preferred Stock shall be redeemed as follows:

                      7A. Mandatory Redemption. On September 11, 2002, and on each of the next two anniversaries thereafter (the "Redemption Dates," and each a "Redemption Date"), the Corporation shall redeem any outstanding shares of Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock, the Class D Convertible Preferred Stock and the Class E Convertible Preferred Stock according to the percentages listed below:

                                                 Percentage of Shares of Class B Convertible Preferred
                                               Stock, Class C Convertible Preferred Stock, Class D
                                               Convertible Preferred Stock and Class E Convertible
                                               Preferred Stock then Outstanding to be Redeemed
  Date of Redemption
--------- ----------                           -------------------------------------------------------------

  September 11, 2002                             33-1/3% of all the shares of Class B Convertible Preferred
                                               Stock, Class C Convertible Preferred Stock, Class D
                                               Convertible Preferred and Class E Convertible Preferred
                                               Stock outstanding on September 11, 2002

September 11, 2003                             50% of all the shares of Class B Convertible Preferred
                                               Stock, Class C Convertible Preferred Stock, Class D
                                               Convertible Preferred Stock and Class E Convertible
                                               Preferred Stock outstanding on September 11, 2003

  September 11, 2004                             100% of all the shares of Class B Convertible Preferred
                                               Stock, Class C Convertible Preferred Stock, Class D
                                               Convertible Preferred and Class E Convertible Preferred
                                               Stock outstanding on September 11, 2004

                      7B. Redemption Price and Payment. The shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, the Class D Convertible Preferred Stock and Class E Convertible Preferred Stock to be redeemed on any Redemption Date shall be redeemed by paying for each share in cash an amount equal to $0.76, $1.44, $3.57 and $4.93 per share (appropriately adjusted to reflect the occurrence of any event described in subparagraphs 6F or
6G), respectively, plus, in the case of each share, an amount equal to all dividends, excluding Accruing Dividends, declared but unpaid thereon, computed to such Redemption Date, such amount being referred to as the "Redemption Price". Such payment shall be made in full on the applicable Redemption Date to the holders entitled thereto.

                      7C. Redemption Mechanics. At least 20 but not more than 30 days prior to each Redemption Date, written notice (the "Redemption Notice") shall be given by the Corporation by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, to each holder of record (at the close of business on the business day next preceding the day on which the Redemption Notice is given) of shares of Class B Convertible Preferred

Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock and Class E Convertible Preferred Stock notifying such holder of the redemption and specifying the Redemption Price, such Redemption Date, the number of shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock and/or Class E Convertible Preferred Stock to be re-deemed from such holder (computed on a pro rata basis in accordance with the number of such shares held by all holders thereof) and the place where said Redemption Price shall be payable. The Redemption Notice shall be addressed to each holder at his address as shown by the records of the Corporation. From and after the close of business on a Redemption Date, unless there shall have been a default in the payment of the Redemption Price, all rights of holders of shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock and Class E Convertible Preferred Stock (except the right to receive the Redemption Price) shall cease with respect to the shares to be redeemed on such Redemption Date, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of the Corporation legally available for redemption of shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock and Class E Convertible Preferred Stock on a Redemption Date are insufficient to redeem the total number of shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock and Class E Convertible Preferred Stock to be redeemed on such Redemption Date, the holders of such shares shall share ratably in any funds legally available for redemption of such shares according to the respective amounts which would be payable to them if the full number of shares to be redeemed on such Redemption Date were actually redeemed. The shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock and Class E Convertible Preferred Stock required to be redeemed but not so redeemed shall remain outstanding and entitled to all rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of such shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock and Class E Convertible Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available, on the basis set forth above.

                      7D. Redeemed or Otherwise Acquired Shares to be Retired. Any shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock and Class E Convertible Preferred Stock redeemed pursuant to this paragraph 7 or otherwise acquired by the Corporation in any manner whatsoever shall be canceled and shall not under any circumstances be reissued; and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce accordingly the number of authorized shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock and Class E Convertible Preferred Stock.

                      7E. Delay of Redemption. Notwithstanding paragraph 7A hereof, the Corporation shall not be required to redeem any shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock and Class E Convertible Preferred Stock on any Redemption Date if the cost to the Corporation of such redemption would be greater than one-half of the Corporation's available average cash working capital balance for the quarter immediately preceding such Redemption Date. If a redemption is delayed pursuant to this Paragraph 7E, the Corporation shall redeem the shares to be so redeemed within 120 days of such Redemption Date.

                  VIII Amendments. No provision of these terms of the Preferred Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least two-thirds of the then outstanding shares of Class B Convertible Preferred Stock and Class C Convertible Preferred Stock and at least a majority of the then outstanding shares of Class D Convertible Preferred Stock and at least forty percent (40%) of the Class E Convertible Preferred Stock then outstanding; provided, however, that so long as TTC Ventures holds at least two percent (2%) of the outstanding shares of Common Stock of the Corporation(assuming the conversion of all outstanding Preferred Stock), no amendment shall be made to the provisions of Section 2C relating to the representation of the holders of Class D Convertible Preferred Stock without the consent of TTC Ventures and that so long as ADP holds at least two percent (2%) of the outstanding shares of common stock of the corporation (assuming the conversion of all outstanding preferred stock), no amendment shall be made to the provisions of the sixth sentence of section 2c relating to the representation of the holders of class d convertible preferred stock without the consent of apd; PROVIDED FURTHER, HOWEVER, THAT SO LONG AS FBR HOLDS AT LEAST TWO PERCENT (2%) OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE CORPORATION (ASSUMING THE CONVERSION OF ALL OUTSTANDING PREFERRED STOCK), NO AMENDMENT SHALL BE MADE TO THE PROVISIONS OF SECTION 2C RELATING TO THE BOARD OBSERVER RIGHTS OF THE HOLDERS OF CLASS E CONVERTIBLE PREFERRED STOCK WITHOUT THE CONSENT OF FBR.

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                                 NETSTART, INC.

         NetStart, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Company"), does hereby certify:

         FIRST: That at a meeting of the Board of Directors of the Company, resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and requesting in writing the consent of the stockholders of said corporation for consideration thereof. The resolutions setting forth the proposed amendment are as follows:

                  RESOLVED, that the name of the Corporation be change to CareerBuilder, Inc.

                  FURTHER RESOLVED, that the Board deems it advisable and in the best interests of the Corporation and its stockholders that the Certificate of Incorporation, as amended, be further amended to reflect such name change.

                           ARTICLE FIRST shall be amended to read as follows:
                           "The name of the Corporation is CareerBuilder, Inc."

         SECOND: That thereafter, pursuant to resolution of its Board of Directors, said amendment was consented to in writing by the stockholders of the corporation, in accordance with Section 228 of the General Corporation Law of the State of Delaware.

         THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, said Company has caused this certificate to be signed by its President, its authorized officer, this 26th day of February 1998.

                                        NETSTART, INC.



                                        By: /s/ Robert J. McGovern
                                            -----------------------------------
                                             Name:  Robert J. McGovern

                                             Title:  CEO & Chairman

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                                 NETSTART, INC.



        ADOPTED PURSUANT TO THE PROVISIONS OF SECTION 242 OF THE GENERAL

                    CORPORATION LAW OF THE STATE OF DELAWARE





         NetStart, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Company") does hereby certify:

         FIRST: That Article FOURTH of the Certificate of Incorporation of the Company is hereby amended to read as follows:

                  FOURTH The aggregate number of shares which the Corporation shall have authority to issue is 25,948,594 shares consisting of five classes of stock: 17,000,000 shares of Common Stock ($.001 par value per share); 1,562,500 shares of Class A Convertible Preferred Stock ($.001 par value per share); 2,151,420 shares of Class B Convertible Preferred Stock ($.001 par value per share); 3,188,889 shares of Class C Convertible Preferred Stock ($.001 par value per share) and 2,045,785 shares of Class D Convertible Preferred Stock ($.001 par value per share). Except as otherwise provided by law or as set forth in this Amendment, each of the outstanding shares shall have one vote for the purpose of electing directors and for all other purposes, including but not limited to an equal participation in any dividends, or other distribution by the Company. All other relative rights, preferences and limitations of the shares of each class of stock are set forth in Exhibit A attached hereto and incorporated herein by this reference.

         SECOND: That all stockholders of the Company entitled to vote on the matters contained in such amendment have duly adopted such amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the Company has caused this certificate of Amendment to be executed by a duly authorized officer this 22nd day of January, 1998.





                                        NETSTART, INC.





                                        By: /s/ Robert J. McGovern
                                           ------------------------------------
                                            Name:   Robert J. McGovern
                                            Title:  President







  Attest:



  /s/ Gene Austin
  ---------------------------------
  Name:   Gene Austin
  Title:  Secretary

                                                                    EXHIBIT A TO
                                                        CERTIFICATE OF AMENDMENT


                            TERMS OF PREFERRED STOCK



  1. Number of Shares. There shall be four classes of Preferred Stock. The Class A Convertible Preferred Stock shall consist of 1,562,500 shares, the Class B Convertible Preferred Stock shall consist of 2,151,420 shares, the Class C. Convertible Preferred Stock shall consist of 3,188,889 shares and the Class D Convertible Preferred Stock shall consist of 2,045,785 shares. The Class A. Convertible Preferred Stock, the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock and the Class D Convertible Preferred Stock shall sometimes be referred to herein collectively as the "Preferred Stock."

  2.     Voting.

                             a.     2A. General.  Except as may be otherwise
provided in these terms of the Preferred Stock or by law, the Preferred Stock shall vote together with all other classes and class of stock of the Corporation as a single class on all actions to be taken by the stockholders of the Corporation, including, but not limited to actions amending the Certificate of Incorporation of the Corporation to increase the number of authorized shares of Common Stock. Each share of Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of Preferred Stock is then convertible.

                             b.     2B. Board Size.  The Corporation shall not,
without the written consent or affirmative vote of the holders of at least two thirds of the then outstanding shares of Class B Convertible Preferred Stock and Class D Convertible Preferred Stock consenting or voting (as the case may be) as a single class, given in writing or by vote at a meeting, increase the maximum number of directors constituting the Board of directors to a number in excess of seven.

                             c.     2C. Board Seats.  So long as the outstanding
Class A Convertible Preferred Stock represents at least 10% of the outstanding Common Stock of the Corporation (assuming the conversion of all outstanding Preferred Stock), the holders of the Class A. Convertible Preferred Stock, acting as a separate class, shall be entitled to elect one director of the Corporation. So long as the outstanding Class B Convertible Preferred Stock represents at least 5% of the outstanding Common Stock of the Corporation (assuming the conversion of all outstanding Preferred Stock), the holders of the Class B Convertible Preferred Stock, acting as a separate class, shall be entitled to elect one director of the Corporation (the "Class B. Director"). So long as the outstanding Class C Convertible Preferred Stock represents at least 5% of the outstanding Common Stock of the Corporation (assuming the conversion of all outstanding Preferred Stock), the holders of the Class C Convertible Preferred Stock, acting as a separate class, shall be entitled to elect one director of the Corporation (the "Class C Director"). The holders of the Common Stock, acting as a separate class, shall be entitled to elect two directors of the Corporation. So long as Thomson U.S. Inc. ("TTC Ventures") owns, beneficially or of record, at least two percent (2%) of the outstanding Common Stock of the Corporation (assuming the conversion of all outstanding Preferred Stock) and there are shares of Class D Convertible Preferred Stock outstanding, the holders of the Class D Convertible Preferred Stock (as adjusted in accordance with subparagraph 6F or 6G), acting as a separate class, shall be entitled to appoint one director of the Corporation (the "Class D Director") and such Class D Director shall be nominated and appointed by TTC Ventures on behalf of the holders of Class D Convertible Preferred Stock. So long as ADP, Inc. ("ADP") owns, beneficially or of record, at least two percent (2%) of the outstanding Common Stock of the Corporation (assuming the conversion of all outstanding Preferred Stock) and there are shares of Class D Convertible Preferred Stock outstanding, the holders of the Class D Convertible Preferred Stock (as adjusted in accordance with subparagraph 6F or 6G), acting as a separate class, shall be entitled to appoint an additional director of the Corporation (the "Other Class D Director") and such Other Class D Director shall be nominated and appointed by ADP on behalf of the holders of Class D Convertible Preferred Stock. At any meeting (or in a written consent in lieu thereof) held for the purpose of electing directors, the presence in person or by proxy (or the written consent) of the holders of a majority of the shares of Class D Convertible Preferred Stock then outstanding shall constitute a quorum of the Class D Convertible Preferred Stock for the election of the director or directors to be elected solely by the holders of the Class D Convertible Preferred Stock, the presence in person or by proxy (or the written consent) of the holders of a majority of the shares of Class C Convertible Preferred Stock then outstanding shall constitute a quorum of the Class C Convertible Preferred Stock for the election of the director to be elected solely by the holders of the Class C convertible Preferred Stock, the presence in person or by proxy (or the written consent) of the holders of a majority of the shares of Class B Convertible Preferred Stock then outstanding shall constitute a quorum of the Class B Convertible Preferred Stock for the election of the director to be elected solely by the holders of the Class B Convertible Preferred Stock and the presence in person or by proxy (or the written consent) of the holders of a majority of the shares of Class A Convertible Preferred Stock then outstanding shall constitute a quorum of the Class A Convertible Preferred Stock for the election of the director to be elected solely by the holders of the Class A Convertible Preferred Stock. A vacancy in any directorship elected by the holders of the Class A Convertible Preferred Stock, Class B Convertible Preferred Stock or Class C Convertible Preferred Stock shall be filled only by vote or written consent of the holders of the Class A Convertible Preferred Stock, Class B Convertible Preferred Stock or Class C Convertible Preferred Stock respectively; a vacancy in the directorship allocated to the holders of Class D Convertible Preferred Stock and nominated by TTC shall be filled only by the appointment by or written consent of TTC Ventures; a vacancy in the other directorship allocated to the holders of Class D Convertible Preferred Stock and nominated by ADP shall be filled only by the appointment by or written consent of ADP; and a vacancy in any directorship elected by the holders of the Common Stock shall be filled only by vote or written consent of the holders of the Common Stock.

3. Dividends. The holders of the Class A Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor,
         (i) when and if declared by at least four members of the Board of Directors, or (ii) upon any liquidation, dissolution or winding up of the Corporation, quarterly dividends at the rate per annum of $0.0224 per share (the "Class A Accruing Dividends"). The holders of the Class B Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, (i) when and if declared by at least four members of the Board of Directors, or (ii) upon any liquidation, dissolution or winding up of the Corporation, quarterly dividends at the rate per annum of $0.0532 per share (the "Class B Accruing Dividends"). The holders of the Class C Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor,
         (i) when and if declared by at least four members of the Board of Directors, or (ii) upon any liquidation, dissolution or winding up of the Corporation, quarterly dividends at the rate per annum of $0.1008 per share (the 'Class C Accruing Dividends"). The holders of the Class D Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, (i) when and if declared by at least four members of the Board of Directors, or (ii) upon any liquidation, dissolution or winding up of the Corporation, quarterly dividends at the rate per annum of $0.2499 per share (the "Class D Accruing Dividends"). The Class A Accruing Dividends, the Class B Accruing Dividends, and the Class C Accruing Dividends and the Class D Accruing Dividends are sometimes referred to herein collectively as the "Accruing Dividends." Accruing Dividends shall accrue from day to day, whether or not earned or declared, and shall be cumulative. No dividend shall be paid on the Preferred Stock, other than Accruing Dividends, or on the Common Stock.



4.     Liquidation.



                             a.     4A.     Upon any liquidation, dissolution or
winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock and Class D Convertible Preferred Stock shall first be entitled, before any distribution or payment is made upon any stock ranking on liquidation junior to the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock and the Class D Convertible Preferred Stock, to be paid an amount equal to $0.76, $1.44 and $3.57 per share, respectively, plus, in the case of each share of Class B Convertible Preferred Stock, an amount equal to all Class B Accruing Dividends unpaid thereon (whether or not declared) and any other dividends declared but unpaid thereon, in the case of each share of Class C convertible Preferred Stock, an amount equal to all Class C Accruing Dividends unpaid thereon (whether or not declared) and in the case of each share of Class D Convertible Preferred Stock, an amount equal to all Class D Accruing Dividends paid thereon (whether or not declared), and any other dividends declared but unpaid thereon, computed to the date payment thereof is made available, such amount payable with respect to one share of Class B Convertible Preferred Stock being sometimes referred to as the "Class B

Liquidation Preference Payment," such amount payable with respect to one share of Class C Convertible Preferred Stock being sometimes referred to as the "Class C Liquidation Preference Payment," such amount payable with respect to one share of Class D Convertible Preferred Stock being sometimes referred to as the "Class D Liquidation Preference Payment", and with respect to all shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock and Class D Convertible Preferred Stock being sometimes referred to as the "Class B, C and D Liquidation Preference Payments." If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock and Class D Convertible Preferred Stock shall be insufficient to permit payment in full to the holders of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock and Class D Convertible Preferred Stock of the Classes B, C and D Liquidation Preference Payments, then the entire assets of the Corporation to be so distributed shall be distributed ratably, on an as-converted basis, among the holders of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock and Class D Convertible Preferred Stock.

                           b.       4B.     Upon any liquidation, dissolution or
winding up of the Corporation, whether voluntary or involuntary, after the holders of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock and Class D Convertible Preferred Stock shall have been paid in full the amounts to which they shall be entitled pursuant to paragraph 4A, the holders of the shares of Class A. Convertible Preferred Stock shall then be entitled, before any distribution or payment is made upon any stock ranking on liquidation junior to the Class A Convertible Preferred Stock, to be paid an amount equal to $.32 per share plus, in the case of each share, an amount equal to all Class A Accruing Dividends unpaid thereon (whether or not declared) computed to the date payment thereof is made available, such amount payable with respect to one share of Class A convertible Preferred Stock being sometimes referred to as the "Class A Liquidation Preference Payment" and with respect to all shares of Class A Convertible Preferred Stock being sometimes referred to as the "Class A Liquidation Preference Payments." The Class A Liquidation Preference Payments and the Classes B, C and D Liquidation Preference Payments are sometimes referred to herein collectively as the "Liquidation Preference Payments." If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Class A Convertible Preferred Stock shall be insufficient to permit payment in full to the holders of Class A Convertible Preferred Stock of the Class A Liquidation Preference Payments, then the entire remaining assets of the Corporation to be so distributed shall be distributed ratably among the holders of Class A Convertible Preferred Stock.

                           c.       4C.     Upon any such liquidation,
dissolution or winding up of the corporation, immediately after the holders of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock and Class A Convertible Preferred Stock shall have been paid in full their respective Liquidation Preference Payments, the remaining net assets of the Corporation available for distribution shall be distributed ratably among the holders of Preferred Stock and Common Stock (with each share of Preferred Stock being deemed, for such purpose, to be equal to the number of shares of common Stock (including fractions of a share) into which such share of Preferred Stock is convertible immediately prior to the close of business on the business day fixed for such distribution). Unless otherwise agreed by holders of at least two-thirds of the Class B Convertible Preferred Stock and the Class C Convertible Preferred Stock, each acting as a separate class, and a majority of the Class D Convertible Preferred Stock, acting as a separate class, the consolidation or merger of the Corporation into or with any other entity or entities which results in the exchange of outstanding shares of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or affiliate thereof (other than a merger to reincorporate the Corporation in a different jurisdiction), and the sale, lease, abandonment, transfer or other disposition by the Corporation of all or substantially all its assets (each such event a "Liquidity Event"), shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of the provisions of this paragraph 4.

                           d.       4D.     Written notice of such liquidation,
dissolution or winding up, stating a payment date, the amount of the Liquidation preference Payments and the place where said Liquidation Preference Payments shall be payable, shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, not less than 20 days prior to the payment date stated therein, to the holders of record of Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. For purposes hereof, the Common Stock shall rank on liquidation junior to the Class A Convertible Preferred Stock, the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock and the Class D Convertible Preferred Stock.

  5. Registrations. At any time when shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock and Class D Convertible Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Certificate of Incorporation, and in addition to any other vote required by law or the Certificate of Incorporation, without the approval of the holders of at least a majority of the then outstanding shares of the Class B Convertible Preferred Stock, Class C Convertible Preferred Stock and the Class D Convertible Preferred Stock, consenting or voting (as the case may be) as separate classes, given in writing or by vote at a meeting, the corporation will not:

                           a.       5A.     Create or authorize the creation of
any additional class or series of shares of stock unless the same ranks junior to the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock and the Class D Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, redemption and the payment of dividends, or increase the authorized amount of the Class B Convertible Preferred Stock, the Class C Convertible

Preferred Stock or the Class D Convertible Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock and the Class D Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, redemption and the payment of dividends, or create or authorize any obligation or security convertible into shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock or Class D Convertible Preferred Stock or into shares of any other class or series of stock unless the same ranks junior to the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock and the Class D Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, redemption and the payment of dividends, whether any such creation, authorization or increase shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise; provided, that such consent shall not be unreasonably withheld for the creation or issuance of an additional class or series of shares ranking senior to the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock and the Class D Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, redemption and the payment of dividends (a "Senior Security"), but provided further, that if, within a reasonable time of the submission of a proposal for the issuance of a Senior Security, information comes to light indicating that such consent was withheld solely or primarily for the purpose of negotiating the price of an additional investment by the holders of the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock and/or the Class D Convertible Preferred Stock, then such consent shall be deemed to have been unreasonably withheld for purposes of this subparagraph 5A.

                           b.       5B.     Consent to any liquidation,
         dissolution or winding up of the Corporation or consolidate or merge into or with any other entity or entities or sell, lease, abandon, transfer or otherwise dispose of all or substantially all its assets, unless such action would result in an annualized return to the holders of the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock and the Class D Convertible Preferred Stock of at least 30%;

                           c.       5C.     Amend, alter or repeal its
Certificate of Incorporation or By-Laws if the effect would be materially detrimental or adverse in any manner with respect to the rights of the holders of the Class B convertible Preferred Stock, the Class C Convertible Preferred Stock and/or the Class D Convertible Preferred Stock;

                           d.       5D.     Purchase or set aside any sums for
the purchase of, or pay any dividend or make any distribution on, any shares of stock other than the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock and the Class D Convertible Preferred Stock, except for (i) Class A Accruing Dividends, (ii) dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock, and (iii) the purchase of shares of Common Stock from former employees of the Corporation who acquired such shares directly from the Corporation, if each such purchase is made pursuant to contractual rights held by the Corporation relating to the termination of employment of such former employee and the purchase price (except in the case of agreements executed prior to July 12, 1996) does not exceed the original issue price paid by such former employee to the Corporation for such shares; or

                           e.       5E.     Redeem or otherwise acquire any
shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock and Class D Convertible Preferred Stock except as expressly authorized in paragraph 7 hereof or pursuant to a purchase offer made pro rata to all holders of the shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock and Class D Convertible Preferred Stock on the basis of the aggregate number of outstanding shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock and/or Class D Convertible Preferred Stock then held by each such holder.

         Prior to the completion of the sale of up to 2,045,785 shares of Class D Convertible Preferred Stock as set forth in the Class D Convertible Preferred Stock Purchase Agreement, dated as of September 11, 1997, as amended, if a vote concerning any of the matters set forth in this Section 5 results in a tie and the results of such vote would equally affect each of the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock and the Class D Convertible Preferred Stock, the tie-breaking vote shall be cast by the Chief Executive Officer of the Company. Upon the completion of such sale of the Class D Convertible Preferred Stock, the provisions of this paragraph shall no longer remain in effect.

6. Conversions. The holders of shares of Preferred Stock shall have the following conversion rights:

                           a.       6A.     Right to Convert.  Subject to the
terms and conditions of this paragraph 6, the holder of any share or shares of Preferred Stock shall have the right, at its option at any time, to convert any such shares of Preferred Stock into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Preferred Stock so to be converted by the Original Purchase Price of such share (which shall be $0.32 in the case of the Class A convertible Preferred Stock, $.76 in the case of Class B Convertible Preferred Stock, $1.44 in the case of Class C Convertible Preferred Stock and $3.57 in the case of Class D Convertible Preferred Stock) and (ii) dividing the result by the conversion price equal to the Original Purchase Price of such share or, in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 6, then by the conversion price as last adjusted and in effect at the date any share or shares of Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the "Conversion Price," with respect to the Class B Convertible Preferred Stock, the "Class B Conversion Price," with respect to the Class C Convertible Preferred Stock, the "Class C Conversion Price" and, with respect to the Class D Convertible Preferred Stock, the "Class D Conversion Price"). Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

                           b.       6B.     Issuance of Certificates; Time
Conversion Effected. Promptly after the receipt of the written notice referred to in subparagraph 6A and surrender of the certificate or certificates for the share or shares of Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

                           c.       6C.     Fractional Shares; Dividends;
Partial Conversion. No fractional shares shall be issued upon conversion of Preferred Stock into Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. At the time of each conversion, the Corporation shall pay in cash an amount equal to all dividends, excluding Accruing Dividends, accrued and unpaid on the shares of Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in subparagraph 6B. In case the number of shares of Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 6A exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this subparagraph 6C, be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

                           d.       6D.     Adjustment of Price Upon Issuance of
Common Stock. Except as provided in subparagraph 6E, if and whenever the Corporation shall issue or sell, or is, in accordance with subparagraphs 6D(1) through 6D(7), deemed to have issued or sold, any shares or Common Stock for a consideration per share less than (i) the Class B Conversion Price in effect immediately prior to the time of such issue or sale, (ii) the Class C Conversion Price in effect immediately prior to the time of such issue or sale, or (iii) the Class D Conversion Price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Class B Conversion Price, the Class C Conversion Price and/or the Class D Conversion Price, as the case may be, shall be reduced to the price determined by dividing (i) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Class B Conversion Price, the then existing Class C Conversion Price or the then existing Class D Conversion Price, as the case may be, and (b) the consideration, if any, received by the Corporation upon such issue or sale, by
(ii) the total number of shares of Common Stock outstanding immediately after such issue or sale.

         For purposes of this subparagraph 6D, the following subparagraphs 6D(1) to 6D(7) shall also be applicable:

                                    i)      6D(1)    Issuance of Rights or
Options. In case at any time the Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Class B Conversion Price, the Class C Conversion Price and/or the Class D Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 6D(3), no adjustment of the Class B Conversion Price, the Class C

Conversion Price and/or the Class D Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                                    ii)     6D(2)    Issuance of Convertible
Securities. In case the Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for which the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Class B Conversion Price, the Class C Conversion Price and/or the Class D Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (a) except as otherwise provided in subparagraph 6D(3), no adjustment of the Class B Conversion Price, the Class C Conversion Price and/or the Class D Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Class B Conversion Price and/or the Class C Conversion Price and/or the Class D Conversion Price have been or are to be made pursuant to other provisions of this subparagraph 6D, no further adjustment of the Class B Conversion Price, the Class C Conversion Price and/or the Class D Conversion Price shall be made by reason of such issue or sale.

                                    iii)    6D(3)    Change in Option Price or
Conversion Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subparagraph 6D(1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph 6D(1) or 6D(2), or the rate at which Convertible Securities referred to in subparagraph 6D(1) or 6D(2) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Class B Conversion Price, the Class C Conversion Price and/or the Class D Conversion Price in effect at the time of such event shall forthwith be readjusted to the Class B Conversion Price, Class C Conversion Price or the Class D Conversion Price, as the case may be, which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment the Class B Conversion Price, the Class C Conversion Price and/or the Class D Conversion Price then in effect hereunder is thereby reduced; and on the termination or expiration of any such Option or any such right to convert or exchange such Convertible Securities, the Class B Conversion Price, the Class C Conversion Price and/or the Class D Conversion Price then in effect hereunder shall forthwith be increased to the Class B Conversion Price, Class C Conversion Price or Class D Conversion Price, as the case may be, which would have been in effect at the time of such termination or expiration had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination or expiration, never been issued.

                                    iv)     6D(4)    Stock Dividends.  In case
the Corporation shall declare a dividend or make any other distribution upon any stock of the Corporation (other than the Common Stock) payable in Common Stock, Options or Convertible Securities, then any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                                    v)      6D(5) Consideration of Stock.  In
case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

                                    vi)     6D(6)  Record Date.   In case the
Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                                    vii)    6D(7)  Treasury Shares.  The number
of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale or Common Stock for the purpose of this subparagraph 6D.

                           e.       6E.     Certain Issues of Common Stock
Excepted. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Class B Conversion Price, the Class C Conversion Price or the Class D Conversion Price in the case of the issuance from and after the date of filing of these terms of the Preferred Stock of up to an aggregate of 1,950,000 shares (appropriately adjusted to reflect the occurrence of any event described in subparagraphs 6F or 6G) (the "Reserved Shares") of Common Stock to directors, officers, employees or consultants of the Corporation in connection with their service as directors of the Corporation, their employment by the Corporation or their retention as consultants by the Corporation (provided that the numbers of Reserved Shares may be increased (a) prior to December 31, 1998, with the approval of a majority of the Board of Directors including the Class B Director, the Class C Director, the Class D Director and the Other Class D Director and (b) after December 31, 1998, with the approval of either (i) a majority of the Board of Directors including the Class B Director, the Class C Director, the Class D Director and the Other Class D Director or (ii) all directors other than the Class B Director, the Class C Director, the Class D Director and the Other Class D Director), plus such number of shares of Common Stock which are repurchased by the Corporation from such persons after such date pursuant to contractual rights held by the Corporation and at repurchase prices not exceeding the respective original purchase price paid by such persons to the Corporation therefor.

                           f.       6F.     Subdivision or Combination of Common
Stock. In case the corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased. In the case of any such subdivision, no further adjustment shall be made pursuant to subparagraph 6D by reason thereof.

                           g.       6G.     Reorganization or Reclassification.
If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of common Stock immediately theretofore receivable upon the conversion of such share or shares of Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversions Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

                           h.       6H.     Notice of Adjustment.  Upon any
adjustment of the Conversion Price, then and in each such case the Corporation shall give written notice thereof, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of shares or Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

                           i.       6I.     Other Notices.  In case at any time:

                                            (1)      the Corporation shall
declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

                                            (2)      the Corporation shall offer
for subscription pro rata to the holders of its Common Stock any additional shares for stock of any class or other rights;

                                            (3)      there shall be any equal
reorganization or reclassification of the capital stock of the Corporation, or a consideration or merger of the Corporation with or into another equity or entities; or a sale, lease, abandonment, transfer or other disposition of all or substantially all its assets; or

                                            (4)      there shall be a voluntary
or involuntary dissolution, liquidation or winding up of the Corporation;

 then, in any one or more of said cases, the Corporation shall give, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder or any shares of Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 20 days' prior written notice of the date on which the books of the Corporation shall close or record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up and (b) in the case of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, as the case may be.

                           J.       6J.     Stock to be Reserved.  The
Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Certificate of Incorporation.

                           K.       6K.     Non Reissuance of Preferred Stock.
Shares of Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

                           L.       6L.     Issue Tax.  The issuance of
certificates for shares of Common Stock upon conversion of Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Preferred Stock which is being converted.

                           M.       6M.     Closing of Books.  The Corporation
will at no time close its transfer books against the transfer of any Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Preferred Stock in any manner which interferes with the timely conversion of such Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

                           N.       6N.     Definition of Common Stock.  As used
in this paragraph 6, the term Common Stock" shall mean and include the Corporation's authorized Common Stock, par value $.001 per share, as constituted on the date of filing of these terms of the Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization of reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 6G.

                           O.       6O.     Mandatory Conversion.  If at any
time (i) the Corporation shall effect a firm commitment underwritten public offering of shares of Common Stock in which (A) the aggregate price paid for such shares by the public shall be at least $15,000,000 and (B) the price paid by the public for such shares shall be at least $4.32 per share (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F), or (ii) a Liquidity Event shall occur in which (a) the holders of shares of any class of Preferred Stock would receive consideration for all of such shares (as if converted to Common Stock) of at least $1.28 for (i) each share of Class A Convertible Preferred Stock or (ii) all shares of Common Stock into which such share of Class A Convertible Preferred Stock is convertible; at least $3.04 for
(i) each share of Class B Convertible Preferred Stock is convertible; at least $5.76 for (i) each share of Class C Convertible Preferred Stock or (ii) all shares of Common Stock into which such share of Class C Convertible Preferred Stock is convertible; or at least $6.03 per share for (i) each share of Class D Convertible Preferred Stock or (ii) all shares of Common Stock into which such share of Class D Convertible Preferred Stock is convertible, then effective upon the closing of the sale of such shares by the Corporation pursuant to such public offering or immediately prior to the occurrence of such Liquidity Event, as the case may be, all outstanding shares of Preferred Stock (in the case of a public offering) or such class of Preferred Stock (in the case of a Liquidity Event) shall automatically convert to shares of Common Stock on the basis set forth in this paragraph 6. Holders of shares of Preferred Stock so converted may deliver to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to such holders) during its usual business hours, the certificate or certificates for the shares so converted. As promptly as practicable thereafter, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of whole shares of Common Stock to which such holder is entitled, together with any cash dividends and payment in lieu of fractional shares to which such holder may be entitled pursuant to subparagraph 6C. Until such time as a holder of shares of Preferred Stock shall surrender his or its certificates therefor as provided above, such certificates shall be deemed to represent the shares of Common Stock to which such holder shall be entitled upon the surrender thereof.

  VII. Redemption. The shares of Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock and the Class D Convertible Preferred Stock shall be redeemed as follows:

                           A.       7A.     Mandatory Redemption.  On September
11, 2002, and on each of the next two anniversaries thereafter (the "Redemption Dates," and each a "Redemption Date"), the Corporation shall redeem any outstanding shares of Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock and the Class D Convertible Preferred Stock according to the percentages listed below:

Date of Redemption         Percentage of Shares of Class B Convertible Preferred
                           Stock, Class C Conver tible Preferred Stock and
                           Class D Conver tible Preferr ed Stock then Outsta nding to be Redeemed

September 11, 2002              33-1/3% of all the shares of Class B Convertible
                                Preferred Stock, Class C Convertible Preferred
                                Stock and Class D Convertible Preferred Stock outstanding on September 11, 2002.

September 11, 2003              50% of all the shares of Class B Convertible
                                Preferred Stock, Class C Convertible Preferred
                                Stock and Class D Convertible Preferred Stock outstanding on September 11, 2003

September 11, 2004              100% of all the shares of Class B Convertible
                                Preferred Stock, Class C Convertible Preferred
                                Stock and Class D Convertible Preferred Stock outstanding on September 11, 2004

                           B.       7B.     Redemption Price and Payment.  The
shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock and Class D Convertible Preferred Stock to be redeemed on any Redemption Date shall be redeemed by paying for each share in cash an amount equal to $0.76, $1.44 and $3.57 per share (appropriately adjusted to reflect the occurrence of any event described in subparagraphs 6F or 6G), respectively, plus, in the case of each share, an amount equal to all dividends, excluding Accruing Dividends, declared but upon thereon, computed to such Redemption Date, such amount being referred to as the "Redemption Price." Such payment shall be made in full on the applicable Redemption Date to the holders entitled thereto.

                           C.       7C.     Redemption Mechanics.  At least 20
but not more than 30 days prior to each Redemption Date, written notice (the "Redemption Notice") shall be given by the Corporation by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, to each holder of record (at the close of business on the business day next preceding the day on which the Redemption Notice is given) of shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock and Class D Convertible Preferred Stock notifying such holder of the redemption and specifying the Redemption Price, such Redemption Date, the number of shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock and/or Class D Convertible Preferred Stock to be redeemed from such holder (computed on a pro rata basis in accordance with the number of such shares held by all holders thereof) and the place where said Redemption Price shall be payable. The Redemption Notice shall be addressed to each holder at his address as shown by the records of the Corporation. From and after the close of business on a Redemption Date, unless there shall have been a default in the payment of the Redemption Price, all rights of holder of shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock and Class D Convertible Preferred Stock (except the right to receive the Redemption Price) shall cease with respect to the shares to be redeemed on such Redemption Date, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of the Corporation legally available for redemption of shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock and Class D Convertible Preferred Stock on a Redemption Date are insufficient to redeem the total number of shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock and Class D Convertible Preferred Stock to be redeemed on such Redemption Date, the holders of such shares shall share ratably in any funds legally available for redemption of such shares according to the respective amounts which would be payable to them if the full number of shares to be redeemed on such Redemption Date were actually redeemed. The shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock and Class D Convertible Preferred Stock required to be redeemed but not so redeemed shall remain outstanding and entitled to all rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of such shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock and Class D Convertible Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available, on the basis set forth above.

                           D.       7D.     Redeemed or Otherwise Acquired
Shares to be Retired. Any shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock and Class D Convertible Preferred Stock redeemed pursuant to this paragraph 7 or otherwise acquired by the Corporation in any manner whatsoever shall be canceled and shall not under any circumstances be reissued; and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce accordingly the number of authorized shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock and Class D Convertible Preferred Stock.

                           E.       7E.     Delay of Redemption.
Notwithstanding paragraph 7A hereof, the Corporation shall not be required to redeem any shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock and Class D Convertible Preferred Stock on any Redemption Date if the cost to the Corporation of such redemption would be greater than one-half of the Corporation's available average cash working capital balance for the quarter immediately preceding such Redemption Date. If a redemption is delayed pursuant to this Paragraph 7E, the Corporation shall redeem the shares to be so redeemed within 120 days of such Redemption Date.

  VIII. Amendments. No provision of these terms of the Preferred Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least two-thirds of the then outstanding shares of Class D Convertible Preferred Stock and Class C Convertible Preferred Stock and at least a majority of the then outstanding shares of Class D Convertible Preferred Stock; provided, however, that so long as TTC Ventures holds at least two percent (2%) of the outstanding shares of Common Stock of the Corporation (assuming the conversion of all outstanding Preferred Stock), no amendment shall be made to the provisions of Section 2C relating to the representation of the holders of Class D Convertible Preferred Stock without the consent of TTC Ventures and that so long as ADP holds at least two percent (2%) of the outstanding shares of Common Stock of the Corporation (assuming the conversion of all outstanding Preferred Stock), no amendment shall be made to the provisions of the sixth sentence of Section 2C relating to the representation of the holders of Class D Convertible Preferred Stock without the consent of ADP.

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                                 NETSTART, INC.



            ADOPTED PURSUANT TO THE PROVISIONS OF SECTION 242 OF THE

                GENERAL CORPORATION LAW OF THE STATE OF DELAWARE



         NetStart, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Company") does hereby certify:

         FIRST: That Article FOURTH of the Certificate of Incorporation of the Company is hereby amended to read as follows:

                  FOURTH. The aggregate number of shares which the Corporation shall have authority to issue is 24,948,594 shares consisting of five classes of stock: 16,000,000 shares of Common Stock ($.001 par value per share); 1,562,500 shares of Class A Convertible Preferred Stock ($.001 par value per share); 2,151,420 shares of Class B Convertible Preferred Stock ($.001 par value per share); 3,188,889 shares of Class C Convertible Preferred Stock ($.001 par value per share) and 2,045,785 shares of Class D Convertible Preferred Stock ($.001 par value per share). Except as otherwise provided by law or as set forth in this Amendment, each of the outstanding shares shall have one vote for the purpose of electing directors and for all other purposes, including but not limited to an equal participation in any dividends, or other distribution by the Company. All other relative rights, preferences and limitations of the shares of each class of stock are set forth in Exhibit A attached hereto and incorporated herein by this reference.

         SECOND: That all stockholders of the Company entitled to vote on the matters contained in such amendment have duly adopted such amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to be executed by a duly authorized officer this 8th day of September, 1997.



                                        NETSTART, INC.







                                        By: /s/ Robert J. McGovern
                                            -----------------------------------
                                             Name:  Robert J. McGovern
                                             Title: President





  Attest:



  /s/ Thomas J. Young
  ------------------------------
  Name:  Thomas J. Young
  Title: Assistant Secretary

                            TERMS OF PREFERRED STOCK







                           I.     Number of Shares. There shall be four classes
of Preferred Stock. The Class A Convertible Preferred Stock shall consist of 1,562,500 shares, the Class B Convertible Preferred Stock shall consist of 2,151,420 shares, the Class C Convertible Preferred Stock shall consist of 3,188,889 shares and the Class D Convertible Preferred Stock shall consist of 2,045,785 shares. The Class A Convertible Preferred Stock, the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock and the Class D Convertible Preferred Stock shall sometimes be referred to herein collectively as the "Preferred Stock."

                           II.    Voting.

                                    A.      2A.      General.  Except as may be
otherwise provided in these terms of the Preferred Stock or by law, the Preferred Stock shall vote together with all other classes and class of stock of the Corporation as a single class on all actions to be taken by the stockholders of the Corporation, including, but not limited to actions amending the Certificate of Incorporation of the Corporation to increase the number of authorized shares of Common Stock. Each share of Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of Preferred Stock is then convertible.

                                    B.      2B.      Board Size.  The
Corporation shall not, without the written consent or affirmative vote of the holders of at least two-thirds of the then outstanding shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock and Class D Convertible Preferred Stock consenting or voting (as the case may be) as a single class, given in writing or by vote at a meeting, increase the maximum number of directors constituting the Board of Directors to a number in excess of seven.

                                    C.      2C.      Board Seats.  So long as
the outstanding Class A Convertible Preferred Stock represents at least 10% of the outstanding Common Stock of the Corporation (assuming the conversion of all outstanding Preferred Stock), the holders of the Class A Convertible Preferred Stock, acting as a separate class, shall be entitled to elect one director of the Corporation. So long as the outstanding Class B Convertible Preferred Stock represents at least 5% of the outstanding Common Stock of the Corporation (assuming the conversion of all outstanding Preferred Stock), the holders of the Class B Convertible Preferred Stock, acting as a separate class, shall be entitled to elect one director of the Corporation (the "Class B Director"). So long as the outstanding Class C Convertible Preferred Stock represents at least 5% of the outstanding Common Stock of the Corporation (assuming the conversion of all outstanding Preferred Stock), the holders of the Class C Convertible Preferred Stock, acting as a separate class, shall be entitled to elect one director of the Corporation (the "Class C Director"). The holders of the Common Stock, acting as a separate class, shall be entitled to elect two directors of the Corporation. So long as Thomson U.S. Inc. ("TTC Ventures") owns, beneficially or of record, at least two percent (2%) of the outstanding Common Stock of the Corporation (assuming the conversion of all outstanding Preferred Stock), the holders of the Class D Convertible Preferred Stock (as adjusted in accordance with subparagraph 6F or 6G), acting as a separate class, shall be entitled to appoint one director of the Corporation (the "Class D Director") and such Class D Director shall be nominated and appointed by TTC Ventures on behalf of the holders of Class D Convertible Preferred Stock. A seventh director of the Corporation shall be such person, if any, who has received a majority vote of the holders of each of the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock and the Class D Convertible Preferred Stock, each acting as a separate class, and a majority vote of the holders of the Common Stock, acting as a separate class. At any meeting (or in a written consent in lieu thereof) held for the purpose of electing directors, the presence in person or by proxy (or the written consent) of the holders of a majority of the shares of Class D Convertible Preferred Stock then outstanding shall constitute a quorum of the Class D Convertible Preferred Stock for the election of the director to be elected solely by the holders of the Class D Convertible Preferred Stock, the presence in person or by proxy (or the written consent) of the holders of a majority of the shares of Class C Convertible Preferred Stock then outstanding shall constitute a quorum of the Class C Convertible Preferred Stock for the election of the director to be elected solely by the holders of the Class C Convertible Preferred Stock, the presence in person or by proxy (or the written consent) of the holders of a majority of the shares of Class B Convertible Preferred Stock then outstanding shall constitute a quorum of the Class B Convertible Preferred Stock for the election of the director to be elected solely by the holders of the Class B Convertible Preferred Stock, and the presence in person or by proxy (or the written consent) of the holders of a majority of the shares of Class A Convertible Preferred Stock then outstanding shall constitute a quorum of the Class A Convertible Preferred Stock for the election of the director to be elected solely by the holders of the Class A Convertible Preferred Stock. A vacancy in any directorship elected by the holders of the Class A Convertible Preferred Stock, Class B Convertible Preferred Stock or Class C Convertible Preferred Stock shall be filled only by vote or written consent of the holders of the Class A Convertible Preferred Stock, Class B Convertible Preferred Stock or Class C Convertible Preferred Stock respectively; a vacancy in the directorship allocated to the holders of Class D Convertible Preferred Stock shall be filled only by the appointment by or written consent of TTC Ventures; and a vacancy in any directorship elected by the holders of the Common Stock shall be filled only by vote or written consent of the holders of the Common Stock.

                           III.     Dividends.  The holders of the Class A
Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, (i) when and if declared by at least four members of the Board of Directors, or (ii) upon any liquidation, dissolution or winding up of the Corporation, quarterly dividends at the rate per annum of $0.0224 per share (the "Class A Accruing Dividends"). The holders of the Class B Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, (i) when and if declared by at least four members of the Board of Directors, or

(ii) upon any liquidation, dissolution or winding up of the Corporation, quarterly dividends at the rate per annum of $0.0532 per share (the "Class B Accruing Dividends"). The holders of the Class C Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, (i) when and if declared by at least four members of the Board of Directors, or (ii) upon any liquidation, dissolution or winding up of the Corporation, quarterly dividends at the rate per annum of $0.1008 per share (the "Class C Accruing Dividends"). The holders of the Class D Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, (i) when and if declared by at least four members of the Board of Directors, or (ii) upon any liquidation, dissolution or winding up of the Corporation, quarterly dividends at the rate per annum of $0.2499 per share (the "Class D Accruing Dividends"). The Class A Accruing Dividends, the Class B Accruing Dividends, and the Class C Accruing Dividends and the Class D Accruing Dividends are sometimes referred to herein collectively as the "Accruing Dividends." Accruing Dividends shall accrue from day to day, whether or not earned or declared, and shall be cumulative. No dividend shall be paid on the Preferred Stock, other than Accruing Dividends, or on the Common Stock.

                           IV.      Liquidation.

                                    A.      4A.      Upon any liquidation,
dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock and Class D Convertible Preferred Stock shall first be entitled, before any distribution or payment is made upon any stock ranking on liquidation junior to the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock and the Class D Convertible Preferred Stock, to be paid an amount equal to $0.76, $1.44 and $3.57 per share, respectively, plus, in the case of each share of Class B Convertible Preferred Stock, an amount equal to all Class B Accruing Dividends unpaid thereon (whether or not declared) and any other dividends declared but unpaid thereon, in the case of each share of Class C Convertible Preferred Stock, an amount equal to all Class C Accruing Dividends unpaid thereon (whether or not declared) and in the case of each share of Class D Convertible Preferred Stock, an amount equal to all Class D Accruing Dividends paid thereon (whether or not declared), and any other dividends declared but unpaid thereon, computed to the date payment thereof is made available, such amount payable with respect to one share of Class B Convertible Preferred Stock being sometimes referred to as the "Class B Liquidation Preference Payment," such amount payable with respect to one share of Class C Convertible Preferred Stock being sometimes referred to as the "Class C Liquidation Preference Payment," such amount payable with respect to one share of Class D Convertible Preferred Stock being sometimes referred to as the "Class D Liquidation Preference Payment", and with respect to all shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock and Class D Convertible Preferred Stock being sometimes referred to as the "Classes B, C and D Liquidation Preference Payments." If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock and Class D Convertible Preferred Stock shall be insufficient to permit payment in full to the holders of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock and Class D Convertible Preferred Stock of the Classes B, C and D Liquidation Preference Payments, then the entire assets of the Corporation to be so distributed shall be distributed ratably, on an as-converted basis, among the holders of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock and Class D Convertible Preferred Stock.

                                    B.      4B.      Upon any liquidation,
dissolution or winding up of the Corporation, whether voluntary or involuntary, after the holders of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock and Class D Convertible Preferred Stock shall have been paid in full the amounts to which they shall be entitled pursuant to paragraph 4A, the holders of the shares of Class A Convertible Preferred Stock shall then be entitled, before any distribution or payment is made upon any stock ranking on liquidation junior to the Class A Convertible Preferred Stock, to be paid an amount equal to $.32 per share plus, in the case of each share, an amount equal to all Class A Accruing Dividends unpaid thereon (whether or not declared) computed to the date payment thereof is made available, such amount payable with respect to one share of Class A Convertible Preferred Stock being sometimes referred to as the "Class A Liquidation Preference Payment" and with respect to all shares of Class A Convertible Preferred Stock being sometimes referred to as the "Class A Liquidation Preference Payments." The Class A Liquidation Preference Payments and the Classes B, C and D Liquidation Preference Payments are sometimes referred to herein collectively as the "Liquidation Preference Payments." If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Class A Convertible Preferred Stock shall be insufficient to permit payment in full to the holders of Class A Convertible Preferred Stock of the Class A Liquidation Preference Payments, then the entire remaining assets of the Corporation to be so distributed shall be distributed ratably among the holders of Class A Convertible Preferred Stock.

                                    C.      4C.      Upon any such liquidation,
dissolution or winding up of the Corporation, immediately after the holders of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, Class D Convertible Preferred Stock and Class A Convertible Preferred Stock shall have been paid in full their respective Liquidation Preference Payments, the remaining net assets of the Corporation available for distribution shall be distributed ratably among the holders of Preferred Stock and Common Stock (with each share of Preferred Stock being deemed, for such purpose, to be equal to the number of shares of Common Stock (including fractions of a share) into which such share of Preferred Stock is convertible immediately prior to the close of business on the business day fixed for such distribution). Unless otherwise agreed by holders of at least two-thirds of the Class B Convertible Preferred Stock and the Class C Convertible Preferred Stock, each acting as a separate class, and a majority of the Class D Convertible Preferred Stock, acting as a separate class, the consolidation or merger of the Corporation into or with any other entity or entities which results in the exchange of outstanding shares of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or affiliate thereof (other than a merger to reincorporate the Corporation in a different jurisdiction), and the sale, lease, abandonment, transfer or other disposition by the Corporation of all or substantially all its assets (each such event a "Liquidity Event"), shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of the provisions of this paragraph 4.

                                    D.      4D.      Written notice of such
liquidation, dissolution or winding up, stating a payment date, the amount of the Liquidation Preference Payments and the place where said Liquidation Preference Payments shall be payable, shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, not less than 20 days prior to the payment date stated therein, to the holders of record of Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. For purposes hereof, the Common Stock shall rank on liquidation junior to the Class A Convertible Preferred Stock, the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock and the Class D Convertible Preferred Stock.

                           V.       Restrictions.  At any time when shares of
Class B Convertible Preferred Stock, Class C Convertible Preferred Stock and Class D Convertible Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Certificate of Incorporation, and in addition to any other vote required by law or the Certificate of Incorporation, without the approval of the holders of at least a majority of the then outstanding shares of the Class B Convertible Preferred Stock, Class C Convertible Preferred Stock and the Class D Convertible Preferred Stock, consenting or voting (as the case may be) as separate classes, given in writing or by vote at a meeting, the Corporation will not:

                                    A.      5A.      Create or authorize the
creation of any additional class or series of shares of stock unless the same ranks junior to the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock and the Class D Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, redemption and the payment of dividends, or increase the authorized amount of the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock or the Class D Convertible Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock and the Class D Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, redemption and the payment of dividends, or create or authorize any obligation or security convertible into shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock or Class D Convertible Preferred Stock or into shares of any other class or series of stock unless the same ranks junior to the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock and the Class D Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, redemption and the payment of dividends, whether any such creation, authorization or increase shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise; provided, that such consent shall not be unreasonably withheld for the creation or issuance of an additional class or series of shares ranking senior to the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock and the Class D Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, redemption and the payment of dividends (a "Senior Security"), but provided further, that if, within a reasonable time of the submission of a proposal for the issuance of a Senior Security, information comes to light indicating that such consent was withheld solely or primarily for the purpose of negotiating the price of an additional investment by the holders of the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock and/or the Class D Convertible Preferred Stock, then such consent shall be deemed to have been unreasonably withheld for purposes of this subparagraph 5A.

                                    B.      5B.      Consent to any liquidation,
dissolution or winding up of the Corporation or consolidate or merge into or with any other entity or entities or sell, lease, abandon, transfer or otherwise dispose of all or substantially all its assets, unless such action would result in an annualized return to the holders of the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock and the Class D Convertible Preferred Stock of at least 30%;

                                    C.      5C.      Amend, alter or repeal its
Certificate of Incorporation or By-Laws if the effect would be materially detrimental or adverse in any manner with respect to the rights of the holders of the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock and/or the Class D Convertible Preferred Stock;

                                    D.      5D.      Purchase or set aside any
sums for the purchase of, or pay any dividend or make any distribution on, any shares of stock other than the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock and the Class D Convertible Preferred Stock, except for (i) Class A Accruing Dividends, (ii) dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock, and (iii) the purchase of shares of Common Stock from former employees of the Corporation who acquired such shares directly from the Corporation, if each such purchase is made pursuant to contractual rights held by the Corporation relating to the termination of employment of such former employee and the purchase price (except in the case of agreements executed prior to July 12, 1996) does not exceed the original issue price paid by such former employee to the Corporation for such shares; or

                                    E.      5E.      Redeem or otherwise acquire
any shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock and Class D Convertible Preferred Stock except as expressly authorized in paragraph 7 hereof or pursuant to a purchase offer made pro rata to all holders of the shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock and Class D

Convertible Preferred Stock on the basis of the aggregate number of outstanding shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock and/or Class D Convertible Preferred Stock then held by each such holder.

         Prior to the completion of the sale of up to 2,045,785 shares of Class D Convertible Preferred Stock as set forth in the Class D Convertible Preferred Stock Purchase Agreement, dated as of September 11, 1997, if a vote concerning any of the matters set forth in this Section 5 results in a tie and the results of such vote would equally affect each of the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock and the Class D Convertible Preferred Stock, the tie- breaking vote shall be cast by the Chief Executive Officer of the Company. Upon the completion of such sale of the Class D Convertible Preferred Stock, the provisions of this paragraph shall no longer remain in effect.

                           VI.      Conversions.  The holders of shares of
Preferred Stock shall have the following conversion rights:

                                    A.      6A.      Right to Convert.  Subject
to the terms and conditions of this paragraph 6, the holder of any share or shares of Preferred Stock shall have the right, at its option at any time, to convert any such shares of Preferred Stock into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Preferred Stock so to be converted by the Original Purchase Price of such share (which shall be $0.32 in the case of the Class A Convertible Preferred Stock, $.76 in the case of Class B Convertible Preferred Stock, $1.44 in the case of Class C Convertible Preferred Stock and $3.57 in the case of Class D Convertible Preferred Stock) and (ii) dividing the result by the conversion price of the Original Purchase Price of such share or, in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 6, then by the conversion price as last adjusted and in effect at the date any share or shares of Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the "Conversion Price," with respect to the Class B Convertible Preferred Stock, the "Class B Conversion Price," with respect to the Class C Convertible Preferred Stock, the "Class C Conversion Price" and, with respect to the Class D Convertible Preferred Stock, the "Class D Conversion Price"). Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

                                    B.      6B.      Issuance of Certificates;
Time Conversion Effected. Promptly after the receipt of the written notice referred to in subparagraph 6A and surrender of the certificate or certificates for the share or shares of Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

                                    C.      6C.      Fractional Shares;
Dividends; Partial Conversion. No fractional shares shall be issued upon conversion of Preferred Stock into Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. At the time of each conversion, the Corporation shall pay in cash an amount equal to all dividends, excluding Accruing Dividends, accrued and unpaid on the shares of Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in subparagraph 6B. In case the number of shares of Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 6A exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this subparagraph 6C, be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

                                    D.      6D.      Adjustment of Price Upon
Issuance of Common Stock. Except as provided in subparagraph 6E, if and whenever the Corporation shall issue or sell, or is, in accordance with subparagraphs 6D(1) through 6D(7), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than (i) the Class B Conversion Price in effect immediately prior to the time of such issue or sale, (ii) the Class C Conversion Price in effect immediately prior to the time of such issue or sale, or (iii) the Class D Conversion Price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Class B Conversion Price, the Class C Conversion Price and/or the Class D Conversion Price, as the case may be, shall be reduced to the price determined by dividing
(i) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Class B Conversion Price, the then existing Class C Conversion Price or the then existing Class D Conversion Price, as the case may be, and (b) the consideration, if any, received by the Corporation upon such issue or sale, by (ii) the total number of shares of Common Stock outstanding immediately after such issue or sale.

         For purposes of this subparagraph 6D, the following subparagraphs 6D(1) to 6D(7) shall also be applicable:

                                            1.       6D(1)    Issuance of Rights
or Options. In case at any time the Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing
(i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Class B Conversion Price, the Class C Conversion Price and/or the Class D Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 6D(3), no adjustment of the Class B Conversion Price, the Class C Conversion Price and/or the Class D Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                                            2.       6D(2)    Issuance of
Convertible Securities. In case the Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the

Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Class B Conversion Price, the Class C Conversion Price and/or the Class D Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (a) except as otherwise provided in subparagraph 6D(3), no adjustment of the Class B Conversion Price, the Class C Conversion Price and/or the Class D Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Class B Conversion Price and/or the Class C Conversion Price and/or the Class D Conversion Price have been or are to be made pursuant to other provisions of this subparagraph 6D, no further adjustment of the Class B Conversion Price, the Class C Conversion Price and/or the Class D Conversion Price shall be made by reason of such issue or sale.

                                            3.       6D(3)    Change in Option
Price or Conversion Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subparagraph 6D(1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph 6D(1) or 6D(2), or the rate at which Convertible Securities referred to in subparagraph 6D(1) or 6D(2) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Class B Conversion Price, the Class C Conversion Price and/or the Class D Conversion Price in effect at the time of such event shall forthwith be readjusted to the Class B Conversion Price, Class C Conversion Price or the Class D Conversion Price, as the case may be, which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment the Class B Conversion Price, the Class C Conversion Price and/or the Class D Conversion Price then in effect hereunder is thereby reduced; and on the termination or expiration of any such Option or any such right to convert or exchange such Convertible Securities, the Class B Conversion Price, the Class C Conversion Price and/or the Class D Conversion Price then in effect hereunder shall forthwith be increased to the Class B Conversion Price, Class C Conversion Price or Class D Conversion Price, as the case may be, which would have been in effect at the time of such termination or expiration had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination or expiration, never been issued.

                                            4.       6D(4)    Stock Dividends.
In case the Corporation shall declare a dividend or make any other distribution upon any stock of the Corporation (other than the Common Stock) payable in Common Stock, Options or Convertible Securities, then any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                                            5.       6D(5)    Consideration for
Stock. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

                                            6.       6D(6)    Record Date.  In
case the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                                            7.       6D(7)    Treasury Shares.
The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purpose of this subparagraph 6D.

                                    E.      6E.      Certain Issues of Common
Stock Excepted. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Class B Conversion Price, the Class C Conversion Price or the Class D Conversion Price in the case of the issuance from and after the date of filing of these terms of the Preferred Stock of up to an aggregate of 1,950,000 shares (appropriately adjusted to reflect the occurrence of any event described in subparagraphs 6F or 6G) (the "Reserved Shares") of Common Stock to directors, officers, employees or consultants of the Corporation in connection with their service as directors of the Corporation, their employment by the Corporation or their retention as consultants by the Corporation (provided that the number of Reserved Shares may be increased (a) prior to December 31, 1998, with the approval of a majority of the Board of Directors including the Class B Director, the Class C Director and the Class D Director and (b) after December 31, 1998, with the approval of either (i) a majority of the Board of Directors including the Class B Director, the Class C Director and the Class D Director or (ii) all directors other than the Class B Director, the Class C Director and the Class D Director), plus such number of shares of Common Stock which are repurchased by the Corporation from such persons after such date pursuant to contractual rights held by the Corporation and at repurchase prices not exceeding the respective original purchase prices paid by such persons to the Corporation therefor.

                                    F.      6F.      Subdivision or Combination
of Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased. In the case of any such subdivision, no further adjustment shall be made pursuant to subparagraph 6D by reason thereof.

                                    G.      6G.      Reorganization or
Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

                                    H.      6H.      Notice of Adjustment.  Upon
any adjustment of the Conversion Price, then and in each such case the Corporation shall give written notice thereof, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of shares of Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

                                    I.      6I.      Other Notices.  In case at
any time:

                                                     (1)      the Corporation
shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

                                                     (2)      the Corporation
shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                                                     (3)      there shall be any
capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corpo ration with or into another entity or entities, or a sale, lease, abandonment, transfer or other dispo sition of all or substantially all its assets; or

                                                     (4)      there shall be a
voluntary or involuntary dissolution, liquidation or winding up of the Corporation; then, in any one or more of said cases, the Corporation shall give, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of any shares of Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 20 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up and (b) in the case of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, as the case may be.

                                    J.      6J.      Stock to be Reserved.  The
Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Preferred Stock. The Corporation covenants that all shares of

Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Certificate of Incorporation.

                                    K.      6K.      No Reissuance of Preferred
Stock. Shares of Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

                                    L.      6L.      Issue Tax.  The issuance of
certificates for shares of Common Stock upon conversion of Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Preferred Stock which is being converted.

                                    M.      6M.      Closing of Books.  The
Corporation will at no time close its transfer books against the transfer of any Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Preferred Stock in any manner which interferes with the timely conversion of such Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

                                    N.      6N.      Definition of Common Stock.
As used in this paragraph 6, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, par value $.001 per share, as constituted on the date of filing of these terms of the Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 6G.

                                    O.      6O.      Mandatory Conversion.  If
at any time (i) the Corpo ration shall effect a firm commitment underwritten public offering of shares of Common Stock in which (A) the aggregate price paid for such shares by the public shall be at least $15,000,000 and (B) the price paid by the public for such shares shall be at least $4.32 per share (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F), or (ii) a Liquidity Event shall occur in which (a) the holders of shares of any class of Preferred Stock would receive consideration for all of such shares (as if converted to Common Stock) of at least $1.28 for (i) each share of Class A Convertible Preferred Stock or (ii) all shares of Common Stock into which such share of Class A Convertible Preferred Stock is convertible; at least $3.04 for (i) each share of Class B Convertible Preferred Stock or (ii) all shares of Common Stock into which such share of Class B Convertible Preferred Stock is convertible; at least $5.76 for (i) each share of Class C Convertible Preferred Stock or (ii) all shares of Common Stock into which such share of Class C Convertible Preferred Stock is convertible; or at least $6.03 per share for (i) each share of Class D Convertible Preferred Stock or (ii) all shares of Common Stock into which such share of Class D Convertible Preferred Stock is convertible, then effective upon the closing of the sale of such shares by the Corporation pursuant to such public offering or immediately prior to the occurrence of such Liquidity Event, as the case may be, all outstanding shares of Preferred Stock (in the case of a public offering) or such class of Preferred Stock (in the case of a Liquidity Event) shall automatically convert to shares of Common Stock on the basis set forth in this paragraph 6. Holders of shares of Preferred Stock so converted may deliver to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to such holders) during its usual business hours, the certificate or certificates for the shares so converted. As promptly as practicable thereafter, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of whole shares of Common Stock to which such holder is entitled, together with any cash dividends and payment in lieu of fractional shares to which such holder may be entitled pursuant to subparagraph 6C. Until such time as a holder of shares of Preferred Stock shall surrender his or its certificates therefor as provided above, such certificates shall be deemed to represent the shares of Common Stock to which such holder shall be entitled upon the surrender thereof.

                           VII.     Redemption.  The shares of Class B
Convertible Preferred Stock, the Class C Convertible Preferred Stock and the Class D Convertible Preferred Stock shall be redeemed as follows:

                                    A.      7A.      Mandatory Redemption.  On
September 11, 2002, and on each of the next two anniversaries thereafter (the "Redemption Dates," and each a "Redemption Date"), the Corporation shall redeem any outstanding shares of Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock and the Class D Convertible Preferred Stock according to the percentages listed below:


  Date of Redemption                Percentage of Shares of Class B Convertible
                                    Preferred

                                    Stock, Class C Convertible Preferred Stock and Class D Convertible Preferred Stock then Outstanding to be Redeemed

  September 11, 2002                       33-1/3% of all the shares of Class B
                                           Convert ible Preferred Stock, Class C
                                           Convertible Preferred Stock and Class
                                           D Convertible Preferred Stock
                                           outstanding on September 11, 2002

  September 11, 2003                       50% of all the shares of Class B
                                           Convertible Preferred Stock, Class C
                                           Convertible Preferred Stock and Class
                                           D Convertible Preferred Stock
                                           outstanding on September 11, 2003

  September 11, 2004                       100% of all the shares of Class B
                                           Convertible Preferred Stock, Class C
                                           Convertible Preferred Stock and Class
                                           D Convertible Preferred Stock
                                           outstanding on September 11, 2004

                                    B.      7B.      Redemption Price and
Payment. The shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock and Class D Convertible Preferred Stock to be redeemed on any Redemption Date shall be redeemed by paying for each share in cash an amount equal to $0.76, $1.44 and $3.57 per share (appropriately adjusted to reflect the occurrence of any event described in subparagraphs 6F or 6G), respectively, plus, in the case of each share, an amount equal to all dividends, excluding Accruing Dividends, declared but unpaid thereon, computed to such Redemption Date, such amount being referred to as the "Redemption Price". Such payment shall be made in full on the applicable Redemption Date to the holders entitled thereto.

                                    C.      7C.      Redemption Mechanics.  At
least 20 but not more than 30 days prior to each Redemption Date, written notice (the "Redemption Notice") shall be given by the Corporation by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, to each holder of record (at the close of business on the business day next preceding the day on which the Redemption Notice is given) of shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock and Class D Convertible Preferred Stock notifying such holder of the redemption and specifying the Redemption Price, such Redemption Date, the number of shares of

Class B Convertible Preferred Stock, Class C Convertible Preferred Stock and/or Class D Convertible Preferred Stock to be redeemed from such holder (computed on a pro rata basis in accordance with the number of such shares held by all holders thereof) and the place where said Redemption Price shall be payable. The Redemption Notice shall be addressed to each holder at his address as shown by the records of the Corporation. From and after the close of business on a Redemption Date, unless there shall have been a default in the payment of the Redemption Price, all rights of holders of shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock and Class D Convertible Preferred Stock (except the right to receive the Redemption Price) shall cease with respect to the shares to be redeemed on such Redemption Date, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of the Corporation legally available for redemption of shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock and Class D Convertible Preferred Stock on a Redemption Date are insufficient to redeem the total number of shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock and Class D Convertible Preferred Stock to be redeemed on such Redemption Date, the holders of such shares shall share ratably in any funds legally available for redemption of such shares according to the respective amounts which would be payable to them if the full number of shares to be redeemed on such Redemption Date were actually redeemed. The shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock and Class D Convertible Preferred Stock required to be redeemed but not so redeemed shall remain outstanding and entitled to all rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of such shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock and Class D Convertible Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available, on the basis set forth above.

                                    D.      7D.      Redeemed or Otherwise
Acquired Shares to be Retired. Any shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock and Class D Convertible Preferred Stock redeemed pursuant to this paragraph 7 or otherwise acquired by the Corporation in any manner whatsoever shall be canceled and shall not under any circumstances be reissued; and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce accordingly the number of authorized shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock and Class D Convertible Preferred Stock.

                                    E.      7E.      Delay of Redemption.
Notwithstanding paragraph 7A hereof, the Corporation shall not be required to redeem any shares of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock and Class D Convertible Preferred Stock on any Redemption Date if the cost to the Corporation of such redemption would be greater than one-half of the Corporation's available average cash working capital balance for the quarter immediately preceding such Redemption

Date. If a redemption is delayed pursuant to this Paragraph 7E, the Corporation shall redeem the shares to be so redeemed within 120 days of such Redemption Date.

                           VIII.    Amendments.  No provision of these terms of
the Preferred Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least two-thirds of the then outstanding shares of Class B Convertible Preferred Stock and Class C Convertible Preferred Stock and at least a majority of the then outstanding shares of Class D Convertible Preferred Stock; provided, however, that so long as TTC Ventures holds at least two percent (2%) of the outstanding shares of Common Stock of the Corporation (assuming the conversion of all outstanding Preferred Stock), no amendment shall be made to the provisions of Section 2C relating to the representation of the holders of Class D Convertible Preferred Stock without the consent of TTC Ventures.

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                                 NETSTART, INC.



            ADOPTED PURSUANT TO THE PROVISIONS OF SECTION 242 OF THE

                GENERAL CORPORATION LAW OF THE STATE OF DELAWARE



         NetStart, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Company") does hereby certify:



         FIRST: That Article FOURTH of the Certificate of incorporation of the Company is hereby amended to read as follows:



                  FOURTH. The aggregate number of shares which Corporation shall have authority to issue is 21,902,809 shares consisting of four classes of stock: 15,000,000 shares of Common Stock ($.001 par value per share); 1,562,500 shares of Class A Convertible Preferred Stock ($.001 par value per share); 2,151,420 shares of Class B Convertible Preferred Stock ($.001 par value per share) and 3,188,889 shares of Class C Convertible Preferred Stock ($.001 par value per share). Except as otherwise provided by law or as set forth in this Amendment, each of the outstanding shares shall have one vote for the purpose of electing directors and for all other purposes, including but not limited to an equal participation in any dividends, or other distribution by the Company. All other relative rights, preferences and limitations of the shares of each class of stock are set forth in Exhibit A attached hereto and incorporated herein by this reference.

         SECOND: That all stockholders of the Company entitled to vote on the matters contained in such amendment have duly adopted such amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to be executed by a duly authorized officer this 9th day of January, 1997.



                                        NETSTART, INC.







                                        By: /s/ Robert J. McGovern
                                            -----------------------------------
                                              Name:  Robert J. McGovern
                                              Title: President





  Attest:





  /s/ Thomas Young
  -----------------------------
  Name:  Thomas Young
  Title: Assistant Secretary

                            TERMS OF PREFERRED STOCK



                  1. Number of Shares. There shall be three classes of Preferred Stock. The Class A Convertible Preferred Stock shall consist of 1,562,500 shares, the Class B Convertible Preferred Stock shall consist of 2,151,420 shares, and the Class C Convertible Preferred Stock shall consist of 3,188,889 shares. The Class A Convertible Preferred Stock, the Class B Convertible Preferred Stock, and the Class C Convertible Preferred Stock shall sometimes be referred to herein collectively as the "Preferred Stock."

                  2. Voting.D. 2A. General. Except as may be otherwise provided in these terms of the Preferred Stock or by law, the Preferred Stock shall vote together with all other classes and class of stock of the Corporation as a single class on all actions to be taken by the stockholders of the Corporation, including, but not limited to actions amending the Certificate of Incorporation of the Corporation to increase the number of authorized shares of Common Stock. Each share of Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of Preferred Stock is then convertible.

                           B. 2B. Board Size. The Corporation shall not, without the written consent or affirmative vote of the holders of at least two-thirds of the then outstanding shares of Class B Convertible Preferred Stock and Class C Convertible Preferred Stock, consenting or voting (as the case may be) as a single class, given in writing or by vote at a meeting, increase the maximum number of directors constituting the Board of Directors to a number in excess of six.

                           C. 2C. Board Seats. So long as the outstanding Class A Convertible Preferred Stock represents at least 10% of the outstanding Common Stock of the Corporation (assuming the conversion of all outstanding Preferred Stock), the holders of the Class A Convertible Preferred Stock, voting as a separate class, shall be entitled to elect one director of the Corporation. So long as the outstanding Class B Convertible Preferred Stock represents at least 5% of the outstanding Common Stock of the Corporation (assuming the conversion of all outstanding Preferred Stock), the holders of the Class B Convertible Preferred Stock, voting as a separate class, shall be entitled to elect one director of the Corporation (the "Class B Director"). So long as the outstanding Class C Convertible Preferred Stock represents at least 5% of the outstanding Common Stock of the Corporation (assuming the conversion of all outstanding Preferred Stock), the holders of the Class C Convertible Preferred Stock, voting as a separate class, shall be entitled to elect one director of the Corporation (the "Class C Director"). The holders of the Common Stock, voting as a separate class, shall be entitled to elect two directors of the Corporation. A sixth director of the Corporation shall be such person, if any, who has received a majority vote of both the holders of the Class B Convertible Preferred Stock and the Class C Convertible Preferred Stock, voting as separate classes, and a majority vote of the holders of the Common Stock, voting as a separate class. At any meeting (or in a written consent in lieu thereof) held for the purpose of electing directors, the presence in person or by proxy (or the written consent) of the holders of a majority of the shares of Class C Convertible Preferred Stock then outstanding shall constitute a quorum of the Class C Convertible Preferred Stock for the election of the director to be elected solely by the holders of the Class C Convertible Preferred Stock or jointly by the holders of the Class C Convertible Preferred Stock, the Class B Convertible Preferred Stock, and the Common Stock, the presence in person or by proxy (or the written consent) of the holders of a majority of the shares of Class B Convertible Preferred Stock then outstanding shall constitute a quorum of the Class B Convertible Preferred Stock for the election of the director to be elected solely by the holders of the Class B Convertible Preferred Stock or jointly by the holders of the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock, and the Common Stock, and the presence in person or by proxy (or the written consent) of the holders of a majority of the shares of Class A Convertible Preferred Stock then outstanding shall constitute a quorum of the Class A Convertible Preferred Stock for the election of the director to be elected solely by the holders of the Class A Convertible Preferred Stock. A vacancy in any directorship elected by the holders of the Class A Convertible Preferred Stock, Class B Convertible Preferred Stock, or Class C Convertible Preferred Stock shall be filled only by vote or written consent of the holders of the Class A Convertible Preferred Stock, Class B Convertible Preferred Stock, or Class C Convertible Preferred Stock, respectively; a vacancy in any directorship elected by the holders of the Common Stock shall be filled only by vote or written consent of the holders of the Common Stock; and a vacancy in the directorship elected jointly by the holders of the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock and the Common Stock shall be filled only by vote or written consent of the Class B Convertible Preferred Stock, the Class C Convertible Preferred Stock and the Common Stock as provided above.

                  3. Dividends. The holders of the Class A Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, (i) when and if declared by at least four members of the Board of Directors, or (ii) upon any liquidation, dissolution or winding up of the Corporation, quarterly dividends at the rate per annum of $0.0224 per share (the "Class A Accruing Dividends"). The holders of the Class B Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, (i) when and if declared by at least four members of the Board of Directors, or (ii) upon any liquidation, dissolution or winding up of the Corporation, quarterly dividends at the rate per annum of $0.0532 per share (the "Class B Accruing Dividends"). The holders of the Class C Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, (i) when and if declared by at least four members of the Board of Directors, or (ii) upon any liquidation, dissolution or winding up of the Corporation, quarterly dividends at the rate per annum of $0.1008 per share (the "Class C Accruing Dividends"). The Class A Accruing Dividends, the Class B Accruing Dividends, and the Class C Accruing Dividends are sometimes referred to herein collectively as the "Accruing Dividends." Accruing Dividends shall accrue from day to day, whether or not earned or declared, and shall be cumulative. No dividend shall be paid on the Preferred Stock, other than Accruing Dividends, or on the Common Stock.

                  4.       Liquidation.

                           A. 4A. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Class B Convertible Preferred Stock and Class C Convertible Preferred Stock shall first be entitled, before any distribution or payment is made upon any stock ranking on liquidation junior to the Class B Convertible Preferred Stock and the Class C Convertible Preferred Stock, to be paid an amount equal to $0.76 and $1.44 per share, respectively, plus, in the case of each share of Class B Convertible Preferred Stock, an amount equal to all Class B Accruing Dividends unpaid thereon (whether or not declared) and any other dividends declared but unpaid thereon, and in the case of each share of Class C Convertible Preferred Stock, an amount equal to all Class C Accruing Dividends unpaid thereon (whether or not declared) and any other dividends declared but unpaid thereon, computed to the date payment thereof is made available, such amount payable with respect to one share of Class B Convertible Preferred Stock being sometimes referred to as the "Class B Liquidation Preference Payment," such amount payable with respect to one share of Class C Convertible Preferred Stock being sometimes referred to as the "Class C Liquidation Preference Payment," and with respect to all shares of Class B Convertible Preferred Stock and Class C Convertible Preferred Stock being sometimes referred to as the "Class B and Class C Liquidation Preference Payments." If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Class B Convertible Preferred Stock and Class C Convertible Preferred Stock shall be insufficient to permit payment in full to the holders of Class B Convertible Preferred Stock and Class C Convertible Preferred Stock of the Liquidation Preference Payments, then the entire assets of the Corporation to be so distributed shall be distributed ratably, on an as-converted basis, among the holders of Class B Convertible Preferred Stock and Class C Convertible Stock.

                           B. 4B. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after the holders of Class B Convertible Preferred Stock and Class C Convertible Preferred Stock shall have been paid in full the amounts to which they shall be entitled pursuant to paragraph 4A, the holders of the shares of Class A Convertible Preferred Stock shall then be entitled, before any distribution or payment is made upon any stock ranking on liquidation junior to the Class A Convertible Preferred Stock, to be paid an amount equal to $.32 per share plus, in the case of each share, an amount equal to all Class A Accruing Dividends unpaid thereon (whether or not declared) computed to the date payment thereof is made available, such amount payable with respect to one share of Class A Convertible Preferred Stock being sometimes referred to as the "Class A Liquidation Preference Payment" and with respect to all shares of Class A Convertible Preferred Stock being sometimes referred to as the "Class A Liquidation Preference Payments." The Class A Liquidation Preference Payments and the Class B and Class C Liquidation Preference Payments are sometimes referred to herein collectively as the "Liquidation Preference Payments." If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Class A Convertible

         Preferred Stock shall be insufficient to permit payment in full to the holders of Class A Convertible Preferred Stock of the Class A Liquidation Preference Payments, then the entire remaining assets of the Corporation to be so distributed shall be distributed ratably among the holders of Class A Convertible Preferred Stock.

                           C. 4C. Upon any such liquidation, dissolution or winding up of the Corporation, immediately after the holders of Class B Convertible Preferred Stock, Class C Convertible Preferred Stock, and Class A Convertible Preferred Stock shall have been paid in full their respective Liquidation Preference Payments, the remaining net assets of the Corporation available for distribution shall be distributed ratably among the holders of Preferred Stock and Common Stock (with each share of Preferred Stock being deemed, for such purpose, to be equal to the number of shares of Common Stock (including fractions of a share) into which such share of Preferred Stock is convertible immediately prior to the close of business on the business day fixed for such distribution). Unless otherwise agreed by holders of at least two-thirds of the Class B Convertible Preferred Stock and Class C Convertible Preferred Stock, voting as separate classes, the consolidation or merger of the Corporation into or with any other entity or entities which results in the exchange of outstanding shares of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or affiliate thereof (other than a merger to reincorporate the Corporation in a different jurisdiction), and the sale, lease, abandonment, transfer or other disposition by the Corporation of all or substantially all its assets (each such event a "Liquidity Event"), shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of the provisions of this paragraph 4.

                           D. 4D. Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the Liquidation Preference Payments and the place where said Liquidation Preference Payments shall be payable, shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, not less than 20 days prior to the payment date stated therein, to the holders of record of Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. For purposes hereof, the Common Stock shall rank on liquidation junior to the Class A Convertible Preferred Stock, the Class B Convertible Preferred Stock, and the Class C Convertible Preferred Stock.

                  5. Restrictions. At any time when shares of Class B Convertible Preferred Stock or Class C Convertible Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Certificate of Incorporation, and in addition to any other vote required by law or the Certificate of Incorporation, without the approval of the holders of at least a majority of the then outstanding shares of both the Class B Convertible Preferred Stock and Class C Preferred Stock, consenting or voting (as the case may be) as separate classes, given in writing or by vote at a meeting, the Corporation will not:

                           A. 5A. Create or authorize the creation of any additional class or series of shares of stock unless the same ranks junior to the Class B Convertible Preferred Stock and the Class C Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, redemption and the payment of dividends, or increase the authorized amount of the Class B Convertible Preferred Stock or the Class C Convertible Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to the Class B Convertible Preferred Stock and the Class C Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, redemption and the payment of dividends, or create or authorize any obligation or security convertible into shares of Class B Convertible Preferred Stock or Class C Convertible Preferred Stock or into shares of any other class or series of stock unless the same ranks junior to the Class B Convertible Preferred Stock and the Class C Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, redemption and the payment of dividends, whether any such creation, authorization or increase shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise; provided, that such consent shall not be unreasonably withheld for the creation or issuance of an additional class or series of shares ranking senior to the Class B Convertible Preferred Stock and the Class C Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, redemption and the payment of dividends (a "Senior Security"), but provided further, that if, within a reasonable time of the submission of a proposal for the issuance of a Senior Security, information comes to light indicating that such consent was withheld solely or primarily for the purpose of negotiating the price of an additional investment by the holders of the Class B Convertible Preferred Stock and/or the Class C Convertible Preferred Stock, then such consent shall be deemed to have been unreasonably withheld for purposes of this subparagraph 5A.

                           B. 5B. Consent to any liquidation, dissolution or winding up of the Corporation or consolidate or merge into or with any other entity or entities or sell, lease, abandon, transfer or otherwise dispose of all or substantially all its assets, unless such action would result in an annualized return to the holders of the Class B Convertible Preferred Stock and the Class C Convertible Preferred Stock of at least 30%;

                           C. 5C. Amend, alter or repeal its Certificate of Incorporation or ByLaws if the effect would be materially detrimental or adverse in any manner with respect to the rights of the holders of the Class B Convertible Preferred Stock and/or the Class C Convertible Preferred Stock;

                           D. 5D. Purchase or set aside any sums for the purchase of, or pay any dividend or make any distribution on, any shares of stock other than the Class B Convertible Preferred Stock and the Class C Convertible Preferred Stock, except for (i) Class A Accruing Dividends, (ii) dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock, and (iii) the purchase of shares of Common Stock from former employees of the Corporation who acquired such shares directly from the Corporation, if each such purchase is made pursuant to contractual rights held by the Corporation relating to the termination of employment of such former employee and the purchase price (except in the case of agreements executed prior to July 12, 1996) does not exceed the original issue price paid by such former employee to the Corporation for such shares; or

                           E.       5E.     Redeem or otherwise acquire any
         shares of Class B Convertible Preferred Stock or Class C Convertible Preferred Stock except as expressly authorized in paragraph 7 hereof or pursuant to a purchase offer made pro rata to all holders of the shares of Class B Convertible Preferred Stock and Class C Convertible Preferred Stock on the basis of the aggregate number of outstanding shares of Class B Convertible Preferred Stock and/or Class C Convertible Preferred Stock then held by each such holder.

                  6. Conversions. The holders of shares of Preferred Stock shall have the following conversion rights:

                           A. 6A. Right to Convert. Subject to the terms and conditions of this paragraph 6, the holder of any share or shares of Preferred Stock shall have the right, at its option at any time, to convert any such shares of Preferred Stock into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Preferred Stock so to be converted by the Original Purchase Price of such share (which shall be $0.32 in the case of the Class A Convertible Preferred Stock, $.76 in the case of Class B Convertible Preferred Stock, and $1.44 in the case of Class C Convertible Preferred Stock) and (ii) dividing the result by the conversion price of the Original Purchase Price of such share or, in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 6, then by the conversion price as last adjusted and in effect at the date any share or shares of Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the "Conversion Price," with respect to the Class B Convertible Preferred Stock, the "Class B Conversion Price," and, with respect to the Class C Convertible Preferred Stock, the "Class C Conversion Price"). Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

                           B. 6B. Issuance of Certificates; Time Conversion Effected. Promptly after the receipt of the written notice referred to in subparagraph 6A and surrender of the certificate or certificates for the share or shares of Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

                           C. 6C. Fractional Shares; Dividends; Partial
         Conversion. No fractional shares shall be issued upon conversion of Preferred Stock into Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. At the time of each conversion, the Corporation shall pay in cash an amount equal to all dividends, excluding Accruing Dividends, accrued and unpaid on the shares of Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in subparagraph 6B. In case the number of shares of Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 6A exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this subparagraph 6C, be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

                           D. 6D. Adjustment of Price Upon Issuance of Common Stock. Except as provided in subparagraph 6E, if and whenever the Corporation shall issue or sell, or is, in accordance with subparagraphs 6D(1) through 6D(7), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than (i) the Class B Conversion Price in effect immediately prior to the time of such issue or sale, or (ii) the Class C Conversion Price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Class B Conversion Price and/or the Class C Conversion Price, as the case may be, shall be reduced to the price determined by dividing (i) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Class B Conversion Price or the then existing Class C Conversion Price, as the case may be, and (b) the consideration, if any, received by the Corporation upon such issue or sale, by (ii) the total number of shares of Common Stock outstanding immediately after such issue or sale.

                  For purposes of this subparagraph 6D, the following subparagraphs 6D(1) to 6D(7) shall also be applicable:

                           1. 6D(1) Issuance of Rights or Options. In case at any time the Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Class B Conversion Price and/or the Class C Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 6D(3), no adjustment of the Class B Conversion Price and/or the Class C Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                           2. 6D(2) Issuance of Convertible Securities. In case the Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Class B Conversion Price and/or the Class C Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common

         Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (a) except as otherwise provided in subparagraph 6D(3), no adjustment of the Class B Conversion Price and/or the Class C Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Class B Conversion Price and/or the Class C Conversion Price have been or are to be made pursuant to other provisions of this subparagraph 6D, no further adjustment of the Class B Conversion Price and/or the Class C Conversion Price shall be made by reason of such issue or sale.

                           3.       6D(3)   Change in Option Price or Conversion
         Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subparagraph 6D(1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph 6D(1) or 6D(2), or the rate at which Convertible Securities referred to in subparagraph 6D(1) or 6D(2) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Class B Conversion Price and/or the Class C Conversion Price in effect at the time of such event shall forthwith be readjusted to the Class B Conversion Price or Class C Conversion Price, as the case may be, which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment the Class B Conversion Price and/or the Class C Conversion Price then in effect hereunder is thereby reduced; and on the termination or expiration of any such Option or any such right to convert or exchange such Convertible Securities, the Class B Conversion Price and/or the Class C Conversion Price then in effect hereunder shall forthwith be increased to the Class B Conversion Price or Class C Conversion Price, as the case may be, which would have been in effect at the time of such termination or expiration had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination or expiration, never been issued.

                           4. 6D(4) Stock Dividends. In case the Corporation shall declare a dividend or make any other distribution upon any stock of the Corporation (other than the Common Stock) payable in Common Stock, Options or Convertible Securities, then any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                           5. 6D(5) Consideration for Stock. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

                           6. 6D(6) Record Date. In case the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                           7. 6D(7) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purpose of this subparagraph 6D.

                           E. 6E. Certain Issues of Common Stock Excepted. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Class B Conversion Price or the Class C Conversion Price in the case of the issuance from and after the date of filing of these terms of the Preferred Stock of up to an aggregate of 1,540,000 shares (appropriately adjusted to reflect the occurrence of any event described in subparagraphs 6E or 6F) (the "Reserved Shares") of Common Stock to directors, officers, employees or consultants of the Corporation in connection with their service as directors of the Corporation, their employment by the Corporation or their retention as consultants by the Corporation (provided that the number of Reserved Shares may be increased (a) prior to July 12, 1997, with the approval of a majority of the Board of Directors including the Class B Director and the Class C Director and (b) after July 12, 1997, with the approval of either (i) a majority of the Board of Directors including the Class B Director and the Class C Director or (ii) all directors other than the Class B Director or the Class C Director), plus such number of shares of Common Stock which are repurchased by the Corporation from such persons after such date pursuant to contractual rights held by the Corporation and at repurchase prices not exceeding the respective original purchase prices paid by such persons to the Corporation therefor.

                           F. 6F. Subdivision or Combination of Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased. In the case of any such subdivision, no further adjustment shall be made pursuant to subparagraph 6D by reason thereof.

                           G. 6G. Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

                           H. 6H. Notice of Adjustment. Upon any adjustment of the Conversion Price, then and in each such case the Corporation shall give written notice thereof, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of shares of Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

                           I.       6I.     Other Notices.  In case at any time:

                                             (1)     the Corporation shall
         declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

                                             (2)     the Corporation shall offer
         for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                                             (3)     there shall be any capital
         reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the

         Corporation with or into another entity or entities, or a sale, lease, abandonment, transfer or other disposition of all or substantially all its assets; or

                                             (4)     there shall be a voluntary
         or involuntary dissolution, liquidation or winding up of the Corporation;

  then, in any one or more of said cases, the Corporation shall give, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of any shares of Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 20 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up and (b) in the case of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, as the case may be.

                           J. 6J. Stock to be Reserved. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Certificate of Incorporation.

                           K.       6K.     No Reissuance of Preferred Stock.
         Shares of Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

                           L. 6L. Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Preferred Stock which is being converted.

                           M. 6M. Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Preferred Stock in any manner which interferes with the timely conversion of such Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

                           N. 6N. Definition of Common Stock. As used in this paragraph 6, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, par value $.001 per share, as constituted on the date of filing of these terms of the Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 6G.

                           O. 6O. Mandatory Conversion. If at any time (i) the Corporation shall effect a firm commitment underwritten public offering of shares of Common Stock in which (A) the aggregate price paid for such shares by the public shall be at least $15,000,000 and (B) the price paid by the public for such shares shall be at least $4.32 per share (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F), or (ii) a Liquidity Event shall occur in which (a) the holders of shares of any class of Preferred Stock would receive consideration for all of such shares (as if converted to Common Stock) of at least four (4) times the original purchase price of such shares (for example, at least $1.28 for (i) each share of Class A Convertible Preferred Stock or (ii) all shares of Common Stock into which such share of Class A Convertible Preferred Stock is convertible; at least $3.04 for (i) each share of Class B Convertible Preferred Stock or (ii) all shares of Common Stock into which such share of Class B Convertible Preferred Stock is convertible; or at least $5.76 for (i) each share of Class C Convertible Preferred Stock or (ii) all shares of Common Stock into which such share of Class C Convertible Preferred Stock is convertible), then effective upon the closing of the sale of such shares by the Corporation pursuant to such public offering or immediately prior to the occurrence of such Liquidity Event, as the case may be, all outstanding shares of Preferred Stock (in the case of a public offering) or such class of Preferred Stock (in the case of a Liquidity Event) shall automatically convert to shares of Common Stock on the basis set forth in this paragraph 6. Holders of shares of Preferred Stock so converted may deliver to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to such holders) during its usual business hours, the certificate or certificates for the shares so converted. As promptly as practicable thereafter, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of whole shares of Common Stock to which such holder is entitled, together with any cash dividends and payment in lieu of fractional shares to which such holder may be entitled pursuant to subparagraph 6C. Until such time as a holder of shares of Preferred Stock shall surrender his or its certificates therefor as provided above, such certificates shall be deemed to represent the shares of Common Stock to which such holder shall be entitled upon the surrender thereof.

                  7. Redemption. The shares of Class B and Class C Convertible Preferred Stock shall be redeemed as follows:

                           A. 7A. Mandatory Redemption. On June 30, 2001, and on each of the next two anniversaries thereafter (the "Redemption Dates," and each a "Redemption Date"), the Corporation shall redeem any outstanding shares of Class B and Class C Convertible Preferred Stock according to the percentages listed below:

                                  Percentage of Shares of
                                Class B and Class C Convertible
                                Preferred Stock then
Date of Redemption              Outstanding to be Redeemed

  June 30, 2001                   33-1/3% of all the shares of Class B and Class
                                C Convertible Preferred Stock Outstanding on
                                June 30, 2001

  June 30, 2002                   50% of all the shares of Class B and Class C
                                Convertible Preferred Stock outstanding on June 30, 2002

  June 30, 2003                   100% of all the shares of Class B and Class C
                                Convertible Preferred Stock outstanding on June 30, 2003

                           B. 7B. Redemption Price and Payment. The shares of Class B and Class C Convertible Preferred Stock to be redeemed on any Redemption Date shall be redeemed by paying for each share in cash an amount equal to $0.76 and $1.44 per share, respectively, plus, in the case of each share, an amount equal to all dividends, excluding Accruing Dividends, declared but unpaid thereon, computed to such Redemption Date, such amount being referred to as the "Redemption Price". Such payment shall be made in full on the applicable Redemption Date to the holders entitled thereto.

                           C. 7C. Redemption Mechanics. At least 20 but not more than 30 days prior to each Redemption Date, written notice (the "Redemption Notice") shall be given by the Corporation by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, to each holder of record (at the close of business on the business day next preceding the day on which the Redemption Notice is given) of shares of Class B Convertible Preferred Stock and Class C Convertible Preferred Stock notifying such holder of the redemption and specifying the Redemption Price, such Redemption Date, the number of shares of Class B Convertible Preferred Stock and/or Class C Convertible Preferred Stock to be redeemed from such holder (computed on a pro rata basis in accordance with the number of such shares held by all holders thereof) and the place where said Redemption Price shall be payable. The Redemption Notice shall be addressed to each holder at his address as shown by the records of the Corporation. From and after the close of business on a Redemption Date, unless there shall have been a default in the payment of the Redemption Price, all rights of holders of shares of Class B Convertible Preferred Stock and Class C Convertible Preferred Stock (except the right to receive the Redemption Price) shall cease with respect to the shares to be redeemed on such Redemption Date, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of the Corporation legally available for redemption of shares of Class B Convertible Preferred Stock and Class C Convertible Preferred Stock on a Redemption Date are insufficient to redeem the total number of shares of Class B Convertible Preferred Stock and Class C Convertible Preferred Stock to be redeemed on such Redemption Date, the holders of such shares shall share ratably in any funds legally available for redemption of such shares according to the respective amounts which would be payable to them if the full number of shares to be redeemed on such Redemption Date were actually redeemed. The shares of Class B Convertible Preferred Stock and Class C Convertible Preferred Stock required to be redeemed but not so redeemed shall remain outstanding and entitled to all rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of such shares of Class B Convertible Preferred Stock and Class C Convertible Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available, on the basis set forth above.

                           D. 7D. Redeemed or Otherwise Acquired Shares to be Retired. Any shares of Class B Convertible Preferred Stock and Class C Convertible Preferred Stock redeemed pursuant to this paragraph 7 or otherwise acquired by the Corporation in any manner whatsoever shall be canceled and shall not under any circumstances be reissued; and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce accordingly the number of authorized shares of Class B Convertible Preferred Stock and Class C Convertible Preferred Stock.

                           E. 7E. Delay of Redemption. Notwithstanding paragraph 7A hereof, the Corporation shall not be required to redeem any shares of Class B Convertible Preferred Stock and Class C Convertible Preferred Stock on any Redemption Date if the cost to the Corporation of such redemption would be greater than one-half of the Corporation's available average cash working capital balance for the quarter immediately preceding such Redemption Date. If a redemption is delayed pursuant to this Paragraph 7E, the Corporation shall redeem the shares to be so redeemed within 120 days of such Redemption Date.

                  8. Amendments. No provision of these terms of the Preferred Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least two-thirds of the then outstanding shares of Preferred Stock.

                            CERTIFICATE OF AMENDMENT

                                       OF

                     CERTIFICATE OF INCORPORATION as amended

                                       OF

                                 NETSTART, INC.

  NETSTART, INC., a corporation organized under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

         FIRST. That the Board of Directors of said corporation at a meeting fully convened and held, adopt the following resolution:

         RESOLVED that the Board of Directors hereby declares it advisable and in the best interest of the Company that Article Fourth of the Certificate of Incorporation dated November 6, 1995 and amended by a Corrected Certificate of Incorporation, dated December 4, 1995 be, and it hereby is, amended by changing Article Fourth to read as follows:

                           FOURTH. The aggregate number of shares which the Corporation shall have authority to issue is 13, 713, 920 shares consisting of three classes of stock:
                           10,000,000 shares of Common Stock ($.001 par value per share); 1,562,500 shares of Class A Convertible Preferred Stock ($.001 par value per share); and 2,151,420 of shares of Class B Convertible Preferred Stock ($.001 par value per share). Except as otherwise provided by law or as set forth in this Amendment, each of the outstanding shares shall have one vote for the purpose of electing directors and for all other purposes, including but not limited to an equal participation in any dividends, or other distribution by the corporation. All other relative rights, preferences and limitations of the shares of each class of stock are set forth in Exhibit A attached hereto and incorporated herein by this reference.

         SECOND. That the said amendment has been consented to and authorized by the holders of a majority of the issued and outstanding stock entitled to vote by written consent given in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

         THIRD. That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.


         IN WITNESS WHEREOF, said corporation has caused this Certificate of Amendment to be signed by this 11th day of July, A.D. 1996.



                                        /s/ Eugene J. Austin
                                        ---------------------------------------
                                        Authorized Officer

               CLASS A PREFERRED STOCK AND CLASS B PREFERRED STOCK

         1. Number of Shares. There shall be two classes of Preferred Stock. The Class A Convertible Preferred Stock shall consist of 1,562,500 shares, and the Class B Convertible Preferred Stock shall consist of 2,151,420 shares. The Class A Convertible Preferred Stock and the Class B Convertible Preferred Stock shall sometimes be referred to herein collectively as the "Preferred Stock."

         2.       Voting.

                  2A. General. Except as may be otherwise provided in these terms of the Preferred Stock or by law, the Preferred Stock shall vote together with all other classes and class of stock of the Corporation as a single class on all actions to be taken by the stockholders of the Corporation, including, but not limited to actions amending the Certificate of Incorporation of the Corporation to increase the number of authorized shares of Common Stock. Each share of Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of Preferred Stock is then convertible.

                  2B. Board Size. The Corporation shall not, without the written consent or affirmative vote of the holders of at least two-thirds of the then outstanding shares of Class B Convertible Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class, increase the maximum number of directors constituting the Board of Directors to a number in excess of five.

                  2C. Board Seats. So long as the outstanding Class A Convertible Preferred Stock represents at least 10% of the outstanding Common Stock of the Corporation (assuming the conversion of all outstanding Preferred Stock), the holders of the Class A Convertible Preferred Stock, voting as a separate class, shall be entitled to elect one director of the Corporation. So long as the outstanding Class B Convertible Preferred Stock represents at least 5% of the outstanding Common Stock of the Corporation (assuming the conversion of all outstanding Preferred Stock), the holders of the Class B Convertible Preferred Stock, voting as a separate class, shall be entitled to elect one director of the Corporation (the "Class B Director"). The holders of the Common Stock, voting as a separate class, shall be entitled to elect two directors of the Corporation. A fifth director of the Corporation shall be such person, if any, who has received a majority vote of the holders of the Class B Convertible Preferred Stock, voting as a separate class, and a majority vote of the holders of the Common Stock, voting as a separate class. At any meeting (or in a written consent in lieu thereof) held for the purpose of electing directors, the presence in person or by proxy (or the written consent) of the holders of a majority of the shares of Class B Convertible Preferred Stock then outstanding shall constitute a quorum of the Class B Convertible Preferred Stock for the election of the director to be elected solely by the holders of the Class B Convertible Preferred Stock or jointly by the holders of the Class B

Convertible Preferred Stock and the Common Stock, and the presence in person or by proxy (or the written consent) of the holders of a majority of the shares of Class A Convertible Preferred Stock then outstanding shall constitute a quorum of the Class A Convertible Preferred Stock for the election of the director to be elected solely by the holders of the Class A Convertible Preferred Stock. A vacancy in an directorship elected by the holders of the Class A Convertible Preferred Stock or Class B Convertible Preferred Stock shall be filled only by vote or written consent of the holders of the Class A Convertible Preferred Stock or Class B Convertible Preferred Stock, respectively; a vacancy in any directorship elected by the holders of the Common Stock shall be filled only by vote or written consent of the holders of the Common Stock; and a vacancy in the directorship elected jointly by the holders of the Class B Convertible Preferred Stock and the Common Stock shall be filled only by vote or written consent of the Class B Convertible Preferred Stock and the Common Stock as provided above.

         3. Dividends. The holders of the Class A Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, (i) when and if declared by at least four members of the Board of Directors, or (ii) upon any liquidation, dissolution or winding up of the Corporation, quarterly dividends at the rate per annum of $0.0224 per share (the "Class A Accruing Dividends"). The holders of the Class B Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, (i) when and if declared by at least four members of the Board of Directors, or (ii) upon any liquidation, dissolution or winding up of the Corporation, quarterly dividends at the rate per annum of $0.0532 per share (the "Class B Accruing Dividends"). The Class A Accruing Dividends and the Class B Accruing Dividends are sometimes referred to herein collectively as the "Accruing Dividends." Accruing Dividends shall accrue from day to day, whether or not earned or declared, and shall be cumulative. No dividend shall be paid on the Preferred Stock, other than Accruing Dividends, or on the Common Stock.

         4.       Liquidation.

                  4A. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Class B Convertible Preferred Stock shall first be entitled, before any distribution or payment is made upon any stock ranking on liquidation junior to the Class B Convertible Preferred Stock, to be paid an amount equal to $0.76 per share plus, in the case of each share, an amount equal to all Class B Accruing Dividends unpaid thereon (whether or not declared) and any other dividends declared but unpaid thereon, computed to the date payment thereof is made available, such amount payable with respect to one share of Class B Convertible Preferred Stock being sometimes referred to as the "Class B Liquidation Preference Payment" and with respect to all shares of Class B Convertible Preferred Stock being sometimes referred to as the "Class B Liquidation Preference Payments." If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Class B Convertible Preferred Stock shall be insufficient to permit payment in full to the holders of Class B Convertible Preferred Stock of the Class B Liquidation Preference Payments, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of Class B Convertible Preferred Stock.

                  4B. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after the holders of Class B Convertible Preferred Stock shall have been paid in full the amounts to which they shall be entitled pursuant to paragraph 4A, the holders of the shares of Class A Convertible Preferred Stock shall then be entitled, before any distribution or payment is made upon any stock ranking on liquidation junior to the Class A Convertible Preferred Stock, to b paid an amount equal to $.32 per share plus, in the case of each share, an amount equal to all Class A Accruing Dividends unpaid thereon (whether or not declared) computed to the date payment thereof is made available, such amount payable with respect to one share of Class A Convertible Preferred Stock being sometimes referred to as the "Class A Liquidation Preference Payment" and with respect to all shares of Class A Convertible Preferred Stock being sometimes referred to as the "Class A Liquidation Preference Payments." The Class A Liquidation Preference Payments and the Class B Liquidation Preference Payments are sometimes referred to herein collectively as the "Liquidation Preference Payments." If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Class A Convertible Preferred Stock shall be insufficient to permit payment in full to the holders of Class A Convertible Preferred Stock of the Class A Liquidation Preference Payments, then the entire remaining assets of the Corporation to be so distributed shall be distributed ratably among the holders of Class A Convertible Preferred Stock.

                  4C. Upon any such liquidation, dissolution or winding up of the Corporation, immediately after the holders of Class B Convertible Preferred Stock and Class A Convertible Preferred Stock shall have been paid in full their respective Liquidation Preference Payments, the remaining net assets of the Corporation available for distribution shall be distributed ratably among the holders of Preferred Stock and Common Stock (with each share of Preferred Stock being deemed, for such purpose, to b equal to the number of shares of Common Stock (including fractions of a share) into which such share of Preferred Stock is convertible immediately prior to the close of business on the business day fixed for such distribution). The consolidation or merger of the Corporation into or with any other entity or entities which results in the exchange of outstanding shares of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or affiliate thereof (other than a merger to reincorporate the Corporation in a different jurisdiction), and the sale, lease, abandonment, transfer or other disposition by the Corporation of all or substantially all its assets (each such event a "Liquidity Event"), shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of the provisions of this paragraph 4.

                  4D. Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the Liquidation Preference Payments and the place where said Liquidation Preference Payments shall be payable, shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, not less than 20 days prior to the payment date stated therein, to the holders of record of Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. For purposes hereof, the Common Stock shall rank on liquidation junior to the Class B Convertible Preferred Stock and Class A Convertible Preferred Stock.

         5. Restrictions. At any time when shares of Class B Convertible Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Certificate of Incorporation, and in addition to any other vote required by law or the Certificate of Incorporation, without the approval of the holders of at least two-thirds of the then outstanding shares of Class B Convertible Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class, the Corporation will not:

                  5A. Create or authorize the creation of any additional class or series of shares of stock unless the same ranks junior to the Class B Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, redemption and the payment of dividends, or increase the authorized amount of the Class B Convertible Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to the Class B Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, redemption and the payment of dividends, or create or authorize any obligation or security convertible into shares of Class B Convertible Preferred Stock or into shares of any other class or series of stock unless the same ranks junior to the Class B Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, redemption and the payment of dividends, whether any such creation, authorization or increase shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise; provided, that such consent shall not be unreasonably withheld for the creation or issuance of an additional class or series of shares ranking senior to the Class B Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation redemption and the payment of dividends (a "Senior Security"), but provided further, that if, within a reasonable time of the submission of a proposal for the issuance of a Senior Security, information comes to light indicating that such consent was withheld solely or primarily for the purpose of negotiating the price of an additional investment by the holders of the Class B Convertible Preferred Stock, then such consent shall be deemed to have been unreasonably withheld for purposes of this subparagraph 5A.

                  5B. Consent to any liquidation, dissolution or winding up of the Corporation or consolidate or merge into or with any other entity or entities or sell, lease, abandon, transfer or otherwise dispose of all or substantially all its assets, unless such action would result in an annualized return to the holders of the Class B Convertible Preferred Stock of at least 30%;

                  5C. Amend, alter or repeal its Certificate of Incorporation or By-Laws if the effect would be materially detrimental or adverse in any manner with respect to the rights of the holders of the Class B Convertible Preferred Stock;

                  5D. Purchase or set aside any sums for the purchase of, or pay any dividend or make any distribution on, any shares of stock other than the Class B Convertible Preferred Stock, except for (i) Class A Accruing Dividends,
(ii) dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock, and (iii) the purchase of shares of Common Stock from former employees of the Corporation who acquired such shares directly from the Corporation if each such purchase is made pursuant to contractual rights held by the Corporation relating to the termination of employment of such former employee and the purchase price (except in the case of agreements executed prior to July 12, 1996) does not exceed the original issue price paid by such former employee to the Corporation for such shares; or

                  5E. Redeem or otherwise acquire any shares of Class B Convertible Preferred Stock except as expressly authorized in paragraph 7 hereof or pursuant to a purchase offer made pro rata to all holders of the shares of Class B Convertible Preferred Stock on the basis of the aggregate number of outstanding shares of Class B Convertible Preferred Stock then held by each such holder.

         6. Conversions. The holders of shares of Preferred Stock shall have the following conversion rights:

                  6A. Right to Convert. Subject to the terms and conditions of this paragraph 6, the holder of any share or shares of Preferred Stock shall have the right, at its option at any time, to convert any such shares of Preferred Stock into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Preferred Stock so to be converted by the Original Purchase Price of such share (which shall be $0.32 in the case of the Class A Convertible Preferred Stock and $.76 in the case of Class B Convertible Preferred Stock) and (ii) dividing the result by the conversion price of the Original Purchase Price of such share or, in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 6, then by the conversion price as last adjusted and in effect at the date any share or shares of Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the "Conversion Price" and, with respect to the Class B Convertible Preferred Stock, the "Class B Conversion Price"). Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

                  6B. Issuance of Certificates; Time Conversion Effected. Promptly after the receipt of the written notice referred to in subparagraph 6A and surrender of the certificate or certificates for the share or shares of Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

                  6C. Fractional Shares; Dividends; Partial Conversion. No fractional shares shall be issued upon conversion of Preferred Stock into Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. At the time of each conversion, the Corporation shall pay in cash an amount equal to all dividends, excluding Accruing Dividends, accrued and unpaid on the shares of Preferred Stock surrendered fo conversion to the date upon which such conversion is deemed to take place as provided in subparagraph 6B. In case the number of shares of Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 6A exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this subparagraph 6C, be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

                  6D. Adjustment of Price Upon Issuance of Common Stock. Except as provided in subparagraph 6E, if and whenever the Corporation shall issue or sell, or is, in accordance with subparagraphs 6D(1) through 6D(7), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Class B Conversion Price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Class B Conversion Price shall be reduced t the price determined by dividing (i) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Class B Conversion Price and (b) the consideration, if any, received by the Corporation upon such issue or sale, by (ii) the total number of shares of Common Stock outstanding immediately after such issue or sale.

         For purposes of this subparagraph 6D, the following subparagraphs 6D(1) to 6D(7) shall also be applicable:

                  6D(1) Issuance of Rights or Options. In case at any time the Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Class B Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 6D(3), no adjustment of the Class B Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                  6D(2) Issuance of Convertible Securities. In case the Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Class B Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (a) except as otherwise provided in subparagraph 6D(3), no adjustment of the Class B Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and (b if any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Class B Conversion Price have been or are to be made pursuant to other provisions of this subparagraph 6D, no further adjustment of the Class B Conversion Price shall be made by reason of such issue or sale.

                  6D(3) Change in Option Price or Conversion Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subparagraph 6D(1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph 6D(1) or 6D(2), or the rate at which Convertible Securities referred to in subparagraph 6D(1) or 6D(2) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Class B Conversion Price in effect at the time of such event shall forthwith be readjusted to the Class B Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment the Class B Conversion Price then in effect hereunder is thereby reduced; and on the termination of any such Option or any such right to convert or exchange such Convertible Securities, the Class B Conversion Price then in effect hereunder shall forthwith be increased to the Class B Conversion Price which would have been in effect at the time of such termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued.

                  6D(4) Stock Dividends. In case the Corporation shall declare a dividend or make any other distribution upon any stock of the Corporation (other than the Common Stock) payable in Common Stock, Options or Convertible Securities, then any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.


                  6D(5) Consideration for Stock. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued o sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of th Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

                  6D(6) Record Date. In case the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them
         (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  6D(7) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purpose of this subparagraph 6D.


                  6E. Certain Issues of Common Stock Excepted. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Class B Conversion Price in the case of the issuance from and after the date of filing of these terms of the Preferred Stock of up to an aggregate of 925,000 shares (appropriately adjusted to reflect the occurrence of any event described in subparagraphs 6E or 6F) (the "Reserved Shares") of Common Stock to directors, officers, employees or consultants of the Corporation in connection with their service as directors of the Corporation, their employment by the Corporation or their retention as consultants by the Corporation (provided that the number of Reserved Shares may be increased (a) prior to July 12, 1997, with the approval of a majority of the Board of Directors including the Class B Director and (b) after July 12, 1997, with the approval of either
(i) a majority of the Board of Directors including the Class B Director or (ii) all directors other than the Class B Director), plus such number of shares of Common Stock which are repurchased by the Corporation from such persons after such date pursuant to contractual rights held by the Corporation and at repurchase prices not exceeding the respective original purchase prices paid by such persons to the Corporation therefor.

                  6F. Subdivision or Combination of Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased. In the case of any such subdivision, no further adjustment shall be made pursuant to subparagraph 6D(4) by reason thereof.

                  6G. Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Preferred Stock shall thereupon hav the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

                  6H. Notice of Adjustment. Upon any adjustment of the Conversion Price, then and in each such case the Corporation shall give written notice thereof, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of shares of Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detai the method upon which such calculation is based.

                  6I.      Other Notices.  In case at any time:

                  (1) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

                  (2) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                  (3) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into another entity or entities, or a sale, lease, abandonment, transfer or other disposition of all or substantially all its assets; or

                  (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of any shares of Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 20 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up and (b) in the case of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, as the case may be.

                  6J. Stock to be Reserved. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Certificate of Incorporation.

                  6K. No Reissuance of Preferred Stock. Shares of Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

                  6L. Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Preferred Stock which is being converted.

                  6M. Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Preferred Stock in any manner which interferes with the timely conversion of such Preferred Stock, except as may otherwise be required to comply with applicable securities laws.


                  6N. Definition of Common Stock. As used in this paragraph 6, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, par value $.001 per share, as constituted on the date of filing of these terms of the Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 6G.

                  6O. Mandatory Conversion. If at any time (i) the Corporation shall effect a firm commitment underwritten public offering of shares of Common Stock in which (A) the aggregate price paid for such shares by the public shall be at least $15,000,000 and (B) the price paid by the public for such shares shall be at least $3.80 per share (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F), or (ii) a Liquidity Event shall occur in which (a) the holders o shares of any class of Preferred Stock would receive consideration for all of such shares (as if converted to Common Stock) of at least four (4) times the original purchase price of such shares (for example, at least $3.04 for (i) each share of Class B Convertible Preferred Stock or (ii) all shares of Common Stock into which such share of Class B Convertible Preferred Stock is convertible), then effective upon the closing of the sale of such shares by the Corporation pursuant to such public offering or immediately prior to the occurrence of such Liquidity Event, as the case may be, all outstanding shares of Preferred Stock (in the case of a public offering) or such class of Preferred Stock (in the case of a Liquidity Event) shall automatically convert to shares of Common Stock on the basis set forth in this paragraph 6. Holders of shares of Preferred Stock so converted may deliver to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to such holders) during its usual business hours, the certificate or certificates for the shares so converted. As promptly as practicable thereafter, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of whole shares of Common Stock to which such holder is entitled, together with any cash dividends and payment in lieu of fractional shares to which such holder may be entitled pursuant to subparagraph 6C. Until such time as a holder of shares of Preferred Stock shall surrender his or its certificates therefor as provided above, such certificates shall be deemed to represent the shares of Common Stock to which such holder shall be entitled upon the surrender thereof.

         7. Redemption. The shares of Class B Convertible Preferred Stock shall be redeemed as follows:

                  7A. Mandatory Redemption. On June 30, 2001, and on each of the next two anniversaries thereafter (the "Redemption Dates," and each a "Redemption Date"), the Corporation shall redeem any outstanding shares of Class B Convertible Preferred Stock according to the percentages listed below:


                                                  Percentage of Shares of
                                                  Class B Convertible
                                                  Preferred Stock then
Date of Redemption                                Outstanding to be Redeemed

June 30, 2001                                     33-1/3% of all the shares of
                                                  Class B Convertible Preferred
                                                  Stock Outstanding on June 30,
                                                  2001

June 30, 2002                                     50% of all the shares of Class
                                                  B Convertible Preferred Stock
                                                  outstanding on June 30, 2002

June 30, 2003                                     100% of all the shares of
                                                  Class B Convertible Preferred
                                                  Stock outstanding on June 30,
                                                  2003

                  7B.      Redemption Price and Payment.  The shares of Class B
Convertible Preferred Stock to be redeemed on any Redemption Date shall be redeemed by paying for each share in cash an amount equal to $0.76 per share plus, in the case of each share, an amount equal to all dividends, excluding Accruing Dividends, declared but unpaid thereon, computed to such Redemption Date, such amount being referred to as the "Redemption Price". Such payment shall be made in full on the applicable Redemption Date to the holders entitled thereto.

                  7C.      Redemption Mechanics. At least 20 but not more than
30 days prior to each Redemption Date, written notice (the "Redemption Notice") shall be given by the Corporation by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, to each holder of record (at the close of business on the business day next preceding the day on which the Redemption Notice is given) of shares of Class B Convertible Preferred Stock notifying such holder of the redemption and specifying the Redemption Price, such Redemption Date, the number of shares of Class B Convertible Preferred Stock to be redeemed from such holder (computed on a pro rata basis in accordance with the number of such shares held by all holders thereof) and the place where said Redemption Price shall be payable. The Redemption Notice shall be addressed to each holder at his address as shown by the records of the Corporation. From and after the close of business on a Redemption Date, unless there shall have been a default in the payment of the Redemption Price, all rights of holders of shares of Class B Convertible Preferred Stock (except the right to receive the Redemption Price) shall cease with respect to the shares to be redeemed on such Redemption Date, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of the Corporation legally available for redemption of shares of Class B Convertible Preferred Stock on a Redemption Date are insufficient to redeem the total number of shares of Class B Convertible Preferred Stock to be redeemed on such Redemption Date, the holders of such shares shall share ratably in any funds legally available for redemption of such shares according to the respective amounts which would be payable to them if the full number of shares to be redeemed on such Redemption Date were actually redeemed. The shares of Class B Convertible Preferred Stock required t be redeemed but not so redeemed shall remain outstanding and entitled to all rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of such shares of Class B Convertible Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available, on the basis set forth above.

                  7D.      Redeemed or Otherwise Acquired Shares to be Retired.
Any shares of Class B Convertible Preferred Stock redeemed pursuant to this paragraph 7 or otherwise acquired by the Corporation in any manner whatsoever shall be canceled and shall not under any circumstances be reissued; and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce accordingly the number of authorized shares of Class B Convertible Preferred Stock.





                  7E.      Delay of Redemption. Notwithstanding paragraph 7A
hereof, the Corporation shall not be required to redeem any shares of Class B Convertible Preferred Stock on any Redemption Date if the cost to the Corporation of such redemption would be greater than one-half of the Corporation's available average cash working capital balance for the quarter immediately preceding such Redemption Date. If a redemption is delayed pursuant to this Paragraph 7E, the Corporation shall redeem the shares to be so redeemed within 120 days of such Redemption Date.

         8. Amendments. No provision of these terms of the Preferred Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least two-thirds of the then outstanding shares of Preferred Stock.

                     CORRECTED CERTIFICATE OF INCORPORATION

                                       OF

                                 METSTART, INC.



         METSTART, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

         FIRST. That a Certificate of Incorporation of METSTART, INC., properly executed, was filed with the Secretary of State of Delaware on November 6, 1995, in good faith and with all belief that such incorporation was accurate and correct.

         SECOND. That the Certificate of Incorporation was filed with the incorrect name and stock.

         THIRD. That the Certificate of Incorporation should be corrected to read in its entirety as follows as Exhibit A:

         IN WITNESS WHEREOF, said corporation has caused this Certificate to be signed by its sole incorporator this fourth day of December, A.D. 1995.




                                        /s/ Jane S. Krayer
                                        ---------------------------------------
                                        Jane S. Krayer
                                        Incorporator

                                                                       EXHIBIT A


                          CERTIFICATE OF INCORPORATION

                                       OF

                                 NETSTART, INC.

                   -------------------------------------------


         FIRST.  The name of this corporation shall be:

                                 NETSTART, INC.

         SECOND. Its registered office in the State of Delaware is to be located at 1013 Centre Road, in the City of Wilmington, County of New Castle and its registered agent at such address is CORPORATION SERVICE COMPANY.

         THIRD.  The purpose or purposes of the corporation shall be:

         To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

         FOURTH. The total number of shares of stock which this corporation is authorized to issue is:

         Ten Million Five Hundred (10,000,500) shares with a par value of One Cent ($.01) per share, which shall be divided into Ten Million (10,000,000) shares of common stock with a par value of One Cent ($.01), amounting to One Hundred Thousand Dollars ($100,000) and Five Hundred (500) shares of Class B Non-Voting Liquidating Preferred stock with a par value of One Cent ($.01), amounting to Five Dollars ($5.00).

         The corporation shall have the power, in addition to and not in limitation of other powers, to adopt a plan or plans pursuant to section 1244 of the Internal Revenue Code and issue stock pursuant thereto.

         FIFTH.  The names and address of the incorporator is as follows:

                           Jane S. Krayer
                           Corporation Service Company
                           1013 Centre road
                           Wilmington, DE 19805

         SIXTH. The Board of Directors shall have the power to adopt, amend or repeal the by- laws.

         SEVENTH. No director shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law, (i) for breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this Article Seventh shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

         IN WITNESS WHEREOF, the undersigned, being the incorporator hereinbefore named, has executed, signed and acknowledged this certificate of incorporation this fourth day of December, A.D., 1995.



                                       /s/ Jane S. Krayer
                                       ----------------------------------------
                                       Jane S. Krayer
                                       Incorporator

                          CERTIFICATE OF INCORPORATION

                                       OF

                                 METSTART, INC.

                        ---------------------------------


         FIRST.  The name of this corporation shall be:
                                 METSTART, INC.

         SECOND. Its registered office in the State of Delaware is to be located at 1013 Centre Road in the City of Wilmington, County of New Castle and its registered agent at such address is CORPORATION SERVICE COMPANY.

         THIRD. The purpose or purposes of the corporation shall be:

         To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

         FOURTH. The total number of shares of stock which this corporation is authorized to issue is:

         Ten Million (10,000,000) shares of Common Stock with a par value of One Cent $.01 per share, amounting to One Hundred Thousand Dollars ($100,000.00).

         The Corporation shall have the power in addition to and not in limitation of other powers, to adopt a plan or plans pursuant to section 1244 of the Internal Revenue Code and issue stock pursuant thereto.

         FIFTH. The name and address of the incorporator is as follows:

                           Jane Krayer
                           Corporation Service Company
                           1013 Centre Road
                           Wilmington, DE  19805

         SIXTH. The Board of Directors shall have the power to adopt, amend or repeal the by-laws.

         SEVENTH. No director shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law, (i) for breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this Article Seventh shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

         IN WITNESS WHEREOF, the undersigned, being the incorporator hereinbefore named, has executed, signed and acknowledged this certificate of incorporation this sixth day of November, A.D., 1995.



                                        /s/ Jane Krayer
                                        ---------------------------------------
                                        Jane Krayer
                                        Incorporator